UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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ENBRIDGE INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 4, 2019

Notice of 2019 Annual Meeting of Shareholders and Proxy Statement

Annual Meeting of Shareholders of Enbridge Inc.

to be held on Wednesday, May 8, 2019

in Calgary, Alberta, Canada

What’s inside

Letter to Shareholders Dear Shareholder,

We are pleased to invite you to our 2019 Annual Meeting of Shareholders on May 8, 2019 at 1:30 p.m. MDT at the Calgary Marriott Downtown Hotel, 110-9th Avenue S.E., Calgary, Alberta. The meeting will also be available to all stakeholders by audio webcast at Enbridge.com.

We’ve had a busy, productive year executing the priorities we discussed with shareholders last year. We accomplished these priorities while providing safe, reliable energy that our customers want and need, which has always been and will continue to be our first priority.

This meeting is an opportunity to for us to talk with you about the progress on our strategies and our vision to be the leading energy delivery company in North America. We look forward to your questions and the discussion.

We delivered very strong financial and operating results this year and we increased our dividend again by 10%. We delivered on a major priority of selling non-core assets that allows us to focus on a pure pipeline and utility business model, which features three premium, low-risk energy infrastructure businesses. We exited the year with a strong balance sheet, greater financial flexibility and a much simpler corporate structure. We’re pleased with our position and we remain focused on extending our track record of success.

The board is ultimately responsible for governance and stewardship of your company. Inside this document you’ll find information on how the board oversees strategy and the management of financial, commercial, environmental and social risks and opportunities facing our business. We’ve outlined highlights of the duties and responsibilities of each of our five standing board committees and how they were carried out over the year.

You’ll also find information on our director nominees, our auditors, the approval of our long term incentive plan and ratification of grants of stock options thereunder, executive compensation, and how the board of directors receives input from shareholders on these matters, including our “say on pay” advisory vote.

On behalf of the board and management, we would like to welcome two new directors who were appointed in February 2019. Teresa Madden brings more than 30 years of power and utility industry and financial experience to the board. Susan Cunningham brings more than 35 years of oil and gas industry experience to the board. Our formal diversity policy highlights the importance we place on differences in skills, experience and diversity considerations such as gender, age and ethnicity. With the appointment of Mses. Madden and Cunningham, five of our 13 directors (38% and 50% of our 10 independent directors) are women.

On behalf of the board and management, we would like to thank Michael McShane, who retired from the board this past year, and Clarence Cazalot, who is not standing for re-election as a director and will be retiring at this year’s meeting, for their valuable contributions as directors.

We encourage you to take time to review this document and vote your shares, either by proxy or by attending the meeting in person.

On behalf of the board and management, thank you for your continued confidence in Enbridge Inc.

Sincerely,

Al Monaco	Gregory L. Ebel
President & Chief Executive Officer	Chair, Board of Directors

Calgary, Alberta

March 13, 2019

Enbridge Inc. 2019 Proxy Statement

Notice of 2019 annual

Meeting of shareholders

Dear Shareholder,

We invite you to attend Enbridge Inc.’s 2019 annual meeting of shareholders (the “Meeting”).

When

May 8, 2019

1:30 p.m. (mountain daylight time) (“MDT”)

Where

Kensington Room

Calgary Marriott Downtown Hotel

110-9th Avenue S.E.

Calgary, Alberta, Canada T2G 5A6

Materials

An Important Notice Regarding Internet Availability of Proxy Materials for the 2019 Annual Meeting of Shareholders (the “Notice”) is being mailed to shareholders on or about March 27, 2019.

We are providing access to the proxy statement and annual report via the Internet using the US “notice and access” system. These materials are available on the website referenced in the Notice (www.envisionreports.com/ENB2019).

Your vote is important

If you are a shareholder of record of Enbridge Inc. common shares at the close of business on March 11, 2019, you are entitled to receive notice of, attend and vote your common shares at the Meeting, or at a reconvened meeting, if the Meeting is postponed or adjourned. Please remember to vote your common shares.

The Board of Directors has approved the contents of this proxy statement and has authorized us to send it to you. Please read the enclosed proxy statement to learn more about the Meeting, our director nominees, the Enbridge Inc. 2019 Long Term Incentive Plan and our executive compensation and governance practices.

By order of the Board of Directors,

Items of business

The Meeting will be held for the following purposes:

•   to receive the audited consolidated financial statements and the report of the auditors for the year ended December 31, 2018;

•   to vote on:

ITEM 1:  election of the director nominees identified in the proxy statement to serve as directors until the close of the next annual meeting of shareholders

ITEM 2:  appointment of PricewaterhouseCoopers LLP as independent auditors of the company and authorizing the directors to set their remuneration

ITEM 3:  approval of the Enbridge Inc. 2019 Long Term Incentive Plan and the ratification of the grants of stock options thereunder

ITEM 4:  a non-binding advisory vote to approve the compensation of our Named Executive Officers

•   to consider such other matters as may properly be brought before the Meeting or any adjournment or postponement thereof.

Tyler W. Robinson

Vice President & Corporate Secretary and Chief Compliance Officer

Calgary, Alberta

March 4, 2019

2019 Proxy Statement Enbridge Inc.

Proxy Statement

Proxy Statement summary

In this summary, we highlight certain information you will find in this Proxy Statement. This summary does not contain all of the information that you should consider. Please review the entire Proxy Statement carefully before casting your vote.

Enbridge 2019 annual meeting of shareholders

About the Meeting	You are requested to vote on the following matters at the Meeting	Board Recommendation		For more information
When May 8, 2019, 1:30 p.m. MDT	ITEM 1: Election of directors election of the 12 director nominees identified in the Proxy Statement to serve as directors until the close of the next annual meeting of shareholders	FOR each nominee	✓	page 8
Where Kensington Room Calgary Marriott Downtown Hotel 110 9th Avenue S.E. Calgary, Alberta, Canada T2G 5A6	ITEM 2: Appointment of our auditor appointment of PricewaterhouseCoopers LLP (“PwC”) as independent auditors of the company and authorizing the directors to set their remuneration	FOR this resolution	✓	page 20
Record Date March 11, 2019	ITEM 3: Approval of the Enbridge Inc. 2019 Long Term Incentive Plan and the ratification of the grants of stock options thereunder	FOR this resolution	✓	page 22
Mailing An Important Notice Regarding Internet Availability of Proxy Materials for the 2019 Annual Meeting of Shareholders (the “Notice”) is being mailed to shareholders on or about March 27, 2019.	ITEM 4: Advisory vote to approve the compensation of our Named Executive Officers	FOR this resolution	✓	page 30

The 12 nominated directors receiving the highest number of “FOR” votes duly cast at the Meeting will be duly elected to the Board. Each of Items 2, 3 and 4 above must receive an affirmative majority of votes duly cast at the Meeting to be approved.

Director nominees

The following table provides summary information about each nominee director. For more detailed information on director nominees, see “Director profiles” beginning on page 9.

Name	Director since	Principal occupation	Independent	Committee service	2018 voting results
Gregory L. Ebel (Chair)	2017	Corporate Director	No	–	93.47%
Pamela L. Carter	2017	Corporate Director	Yes	CSRC / GC* / S&RC	98.85%
Marcel R. Coutu	2014	Corporate Director	Yes	AFRC / GC / HRCC	89.74%
Susan M. Cunningham	2019	Advisor, Darcy Partners	Yes	HRCC / S&RC	N/A
J. Herb England	2007	Chair & CEO of Stahlman-England Irrigation Inc.	Yes	AFRC*	98.19%
Charles W. Fischer	2009	Corporate Director	Yes	AFRC / CSRC / S&RC*	99.05%
V. Maureen Kempston Darkes	2010	Corporate Director	Yes	CSRC* / HRCC / S&RC	93.03%
Teresa S. Madden	2019	Corporate Director	Yes	AFRC / GC	N/A
Al Monaco (President & CEO)	2012	President & CEO of Enbridge	No	–	96.27%
Michael E.J. Phelps	2017	Chairman of Dornoch Capital Inc.	Yes	CSRC / GC / HRCC	92.63%
Dan C. Tutcher	2006	Managing Director and Portfolio Manager, Brookfield	No	CSRC / S&RC	91.29%
Catherine L. Williams	2007	Corporate Director	Yes	AFRC / HRCC*	92.97%

*	Chair
AFRC	Audit, Finance & Risk Committee
GC	Governance Committee
S&RC	Safety & Reliability Committee
CSRC	Corporate Social Responsibility Committee
HRCC	Human Resources & Compensation Committee

Enbridge Inc. 2019 Proxy Statement    1

Corporate governance highlights

We are committed to strong and sustainable corporate governance, which promotes the long-term interests of our shareholders, strengthens the Board and management accountability and helps build public trust in Enbridge. Highlights of our strong corporate governance include:

•	annual election of all directors
•	separate Chair and CEO
•	majority voting policy for directors
•	diversity policy for directors and senior management
•	regular executive sessions of non-management directors
•	risk oversight by Board and Board committees
•	38% women directors
•	majority independent directors
•	statement on business conduct and ethics & compliance program
•	individual director election (no slate voting)
•	annual Board, committee and director evaluation process
•	incentive compensation clawback policy
•	share ownership guidelines for directors and executives
•	independent audit, compensation and nominating committees
•	annual advisory vote on executive compensation
•	Board renewal 54% directors < 5 years tenure
•	Board orientation/education program
•	prohibition on hedging or pledging for directors, executives and all employees

2    2019 Proxy Statement Enbridge Inc.

About this Proxy Statement

This management information circular and proxy statement (the “Proxy Statement”), including all appendices hereto, is being furnished in connection with the solicitation of proxies by or on behalf of management of Enbridge Inc. (“Enbridge”) for use at the annual meeting (the “Meeting”) of the shareholders of Enbridge to be held at the Kensington Room, Calgary Marriott Downtown Hotel, 110-9th Avenue S.E., Calgary, Alberta, Canada T2G 5A6 on May 8, 2019 at 1:30 p.m. (MDT), or at any adjournment(s) or postponement(s) thereof, for the purposes set out in the Notice of Meeting.

We expect that the solicitation of proxies will be by mail. Proxies may also be solicited personally, by telephone, e-mail, Internet, facsimile or other means of communication by officers, employees and agents of Enbridge. The cost of solicitation will be borne by Enbridge.

As of January 1, 2018, Enbridge is no longer considered a “foreign private issuer” pursuant to applicable US securities laws. Accordingly, this Proxy Statement has been prepared in compliance with the disclosure requirements under the rules of the US Securities and Exchange Commission (the “SEC”) applicable to US domestic issuers, as well as applicable Canadian disclosure requirements.

We are providing access to this Proxy Statement and our annual report on Form 10-K for the fiscal year ended December 31, 2018 (collectively, the “proxy materials”) via the Internet using the US “notice and access” system.

On or about March 27, 2019, we expect to mail a Notice Regarding Internet Availability of Proxy Materials (the “Notice”) to all holders of record of our common shares as of March 11, 2019, and to post the proxy materials on the website referenced in the Notice (www.envisionreports.com/ENB2019). In the case of beneficial owners of these securities, the Notice is being sent indirectly through such shareholders’ or unitholders’ brokers or other intermediaries. We intend to reimburse these brokers or other intermediaries for permitted fees and costs incurred by them in mailing the Notice to beneficial owners of securities.

As more fully described in the Notice, all holders of common shares may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

In this Proxy Statement, “you” and “your” mean holders of common shares of Enbridge Inc. (“Enbridge shares” or “common shares”). “We”, “us”, “our”, “company” and “Enbridge” mean Enbridge Inc. “Board of Directors” or “Board” means the Board of Directors of Enbridge. All dollar amounts are in United States of America (“US”) dollars (“US$” or “$”) unless stated otherwise. “C$” means Canadian dollars. Unless stated otherwise, information in this Proxy Statement is given as of March 4, 2019, the date of this Proxy Statement.

Information contained on or otherwise accessible through Enbridge’s website and other websites, though referenced herein, does not form part of and is not incorporated by reference into this Proxy Statement.

Meeting information

Meeting date, time and location

May 8, 2019 at 1:30 p.m. (Mountain Daylight Time)

Kensington Room, Calgary Marriott Downtown Hotel

110-9th Avenue S.E.

Calgary, Alberta, Canada T2G 5A6

Live audio webcast

We will be broadcasting a live audio webcast of our Meeting. Be sure to check our website closer to the Meeting date for details. We will also post a recording of the Meeting on our website after we hold it.

We need a quorum

We need a quorum to hold the Meeting and transact business. This means at least three persons holding, or representing by proxy, at least 25% of the total number of issued and outstanding Enbridge shares. If you submit a properly executed proxy card or vote by telephone or the Internet, you will be considered part of the quorum.

Enbridge Inc. 2019 Proxy Statement    3

Voting information

Please carefully read this section, as it contains important information regarding how to vote your Enbridge shares. Enbridge has sent or caused to be sent forms of proxy to our registered shareholders and voting instruction forms to our non-registered shareholders.

Who can attend the Meeting and vote?

The Board has fixed March 11, 2019 as the record date for the purpose of determining shareholders entitled to receive the Notice of Meeting and to vote at the Meeting or any adjournment or postponement thereof, either in person or by proxy. Only holders of common shares at 5:00 p.m. (Eastern Daylight Time) on the record date are entitled to vote at the Meeting. Our authorized share capital consists of an unlimited number of common shares and an unlimited number of preference shares, issuable in series. Preference shares do not have voting rights. Each holder of common shares is entitled to one vote for each common share held.

You must be registered to be admitted to the Meeting

Registration will take place outside of the Kensington Room at the Calgary Marriott Downtown Hotel, Calgary, Alberta, Canada, beginning at 12:30 p.m. MDT, one hour before the Meeting begins. Registered shareholders who hold their common shares in their own name in the form of a share certificate, or through the direct registration system (“DRS”) on the records of the transfer agent in electronic form, will be required to register with our registrar and transfer agent, Computershare Trust Company of Canada (“Transfer Agent”). Beneficial shareholders who hold their common shares through a broker, bank, trustee or nominee will be required to register with Broadridge Investor Communication Solutions, Inc. All shareholders should be prepared to present valid photo identification, such as a driver’s licence, passport or other government-issued identification. Cameras and recording devices will not be permitted in the Meeting. For the safety and security of all those in attendance, all bags are subject to search and you may be required to check your bag prior to being admitted into the Meeting.

Who is soliciting my proxy?

Management of Enbridge is soliciting your proxy in connection with this Proxy Statement and the Meeting. The cost of this solicitation will be borne by the company. Proxies will be solicited by mail, in person, by telephone or by electronic communications. To encourage you to vote, Enbridge employees may contact you in person or by phone. We pay for the cost of soliciting your vote and our employees do not receive a commission or any other form of compensation for it.

Voting recommendations

The Board recommends that you vote:

•	FOR the election of each of the 12 nominated directors;
•	FOR the reappointment of the auditors and authorizing the directors to set their remuneration;
•	FOR the approval of the Enbridge Inc. 2019 Long Term Incentive Plan and the ratification of the grants of stock options thereunder; and
•	FOR the non-binding advisory vote to approve the compensation of our Named Executive Officers.

Voting by management proxyholders and exercise of discretion

If you appoint Al Monaco, our President & Chief Executive Officer, and Gregory L. Ebel, our Chair of the Board (the “Enbridge proxyholders”) to act and vote on your behalf at the Meeting, as provided in the proxy card or voting instruction form, but do not indicate how you want to vote your common shares, the Enbridge proxyholders will vote as the Board of Directors recommends and as set out immediately above under “Voting recommendations”.

The proxy card or voting instruction form also confers discretionary authority on the person or persons named to vote on any amendment or variation to the matters identified in the notice of Meeting and on any other matter properly coming before the Meeting. As at the date of this Proxy Statement, management is not aware of any such amendment, variation or other matter. If, however, any such amendment, variation or other matter properly comes before the Meeting, proxies will be voted at the discretion of the person or persons named on the proxy card or voting instruction form. If you appoint a proxyholder other than the Enbridge proxyholders, please make them aware and ensure they will attend the Meeting for the vote to count.

4    2019 Proxy Statement Enbridge Inc.

How to vote

What is the difference between a registered shareholder and a beneficial owner?

You are a registered shareholder if your common shares are registered directly in your name with our Transfer Agent. You may hold your common shares in the form of a physical share certificate or through the direct registration system (DRS) on the records of the Transfer Agent in electronic form.

What does it mean if I receive more than one Notice, proxy card or voting instruction form?

If you receive more than one Notice, proxy card or voting instruction form, it means that you have multiple accounts with brokers or other nominees or with the Transfer Agent, as applicable, through which you hold common shares. The voting process is different for registered shareholders and beneficial owners. Please follow the instructions carefully and vote or provide voting instructions for all of the common shares you own.

I am a registered shareholder – How do I vote?

Registered shareholders have two ways to vote: by proxy before the Meeting or by attending the Meeting and voting in person.

Voting by proxy is the easiest way to vote. It means you are giving someone else the authority to attend the Meeting and vote on your behalf (called your “proxyholder”).

Al Monaco, our President & Chief Executive Officer, and Gregory L. Ebel, our Chair of the Board, have agreed to act as the Enbridge proxyholders. Proxyholders must vote your common shares according to your instructions, including on any ballot that may be called. If there are changes to the items of business or new items properly come before the Meeting, a proxyholder can vote as he or she sees fit.

You can appoint someone else to be your proxyholder. This person does not need to be a shareholder. To do so, do not check the names of the Enbridge proxyholders on your proxy form. Instead, print the name of the person you want to act on your behalf. If you appoint someone other than the Enbridge proxyholders, please make them aware and ensure they will attend the Meeting for the vote to count. Your proxyholder will need to register with our Transfer Agent, when they arrive at the Meeting.

There are three ways to vote by proxy before the Meeting:

Telephone Voting	You may vote by calling the toll-free telephone number 1-866-732-8683. You will be prompted to provide your control number printed on the Notice or proxy card. You may not appoint a person as proxy holder other than the management nominees named in the Notice or proxy card if you vote by telephone. Please follow the voice prompts that allow you to vote your common shares and confirm that your instructions have been properly recorded.
Internet Voting	You may vote by logging on to www.envisionreports.com/ENB2019 and clicking on Cast your Vote. If you requested proxy materials by mail, you may also vote by utilizing the website noted on the proxy card. Please follow the website prompts that allow you to vote your common shares and confirm that your instructions have been properly recorded.
Return Your Proxy Card by Mail	If you requested proxy materials by mail, you may vote by completing, signing and returning the proxy card in the postage-paid envelope provided with the proxy materials. The proxy holders will vote your common shares according your directions.

Proxies, whether submitted through the Internet or by telephone or mail as described above, must be received by the Transfer Agent by 1:30 p.m. MDT on May 6, 2019. If the Meeting is postponed or adjourned, your instructions must be received not later than 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of Alberta) before the time the Meeting is reconvened. The time limit for the deposit of proxies may be waived or extended by the chair of the Meeting at his or her discretion without notice.

If you are a registered shareholder, contact Computershare Trust Company of Canada, our Transfer Agent, at 1-866-276-9479 (toll free in North America) or 1-514-982-8696 (outside North America), for any voting questions.

I am a beneficial owner – How do I vote?

Beneficial owners have two ways to vote: by voting instructions before the Meeting or by attending the Meeting and voting in person.

Beneficial owners will receive a Notice indirectly through their broker or other intermediary. The Notice contains instructions on how to access our proxy materials and vote online. You should follow the voting instructions of your

Enbridge Inc. 2019 Proxy Statement    5

broker or other intermediary. Brokers or other intermediaries may set deadlines for voting that are further in advance of the Meeting than those set out in this Proxy Statement. You should contact your broker or intermediary for further details.

Without specific instructions, Canadian brokers and their agents or nominees are prohibited from voting common shares for the broker’s client. Without specific instructions, U.S. brokers and their agents or nominees are prohibited from voting common shares for the broker’s client with respect to “non-routine” matters, including the election of directors, the approval of the 2019 Long Term Incentive Plan and the ratification of the grants of stock options thereunder and the non-binding advisory vote to approve compensation of NEOs (as defined below), but may vote such common shares with respect to “routine” matters, including the appointment of an auditor. When a broker is unable to vote on a proposal because it is non-routine and the owner of the common shares does not provide voting instructions, a “broker non-vote” occurs. Broker non-votes have no effect on the vote on such a proposal because they are not considered present and entitled to vote.

If you are a beneficial owner, contact your broker or nominee for any voting questions.

How can I vote in person at the Meeting?

Common shares that are registered directly in your name may be voted in person at the Meeting. When you arrive at the Meeting, please let our representatives know you are a registered shareholder and they will direct you to the Transfer Agent’s table to register. In addition, you have the right to appoint some other person of your choice as a proxyholder, who need not be a shareholder, to attend and act on your behalf at the Meeting. To do so, insert the name of your chosen proxyholder in the space provided on the proxy card.

If you are a beneficial owner and you wish to vote those common shares in person at the Meeting (or have another person attend and vote on your behalf), you should contact the broker or nominee that holds your common shares to obtain the necessary proxy, and bring that proxy to the Meeting with you. You will not be able to vote without the necessary proxy. When you arrive at the Meeting, please let our representatives know you are a beneficial owner and they will direct you to the Broadridge Investor Communication Corporation table to register.

How can I change or revoke my vote?

If you are a registered shareholder, you may change a vote you made by proxy by voting again by any of the means, and by the deadlines, described above under “I am a registered shareholder – How do I vote?” Your new instructions will revoke your earlier instructions.

If you are a registered shareholder and you voted by proxy, you can revoke your voting instructions by:

•

sending us a notice in writing (from you or a person authorized to sign on your behalf). We must receive it by 5 p.m. MDT on May 7, 2019, or by 5 p.m. MDT on the business day before the Meeting is reconvened if it was postponed or adjourned. Send your notice to the Corporate Secretary, Enbridge Inc., 200, 425-1st Street S.W., Calgary, Alberta, T2P 3L8 Fax: 1-403-231-5929;

•

giving your notice to the chair of the Meeting before the start of the Meeting. If you give the chair of the Meeting your notice after the Meeting has started, your revocation will apply only to the items of business that haven’t already been voted on; or

•	any other manner permitted by law.

If you are a beneficial owner, contact your broker or nominee to find out how to change or revoke your vote and the timing requirements, or for other voting questions. Intermediaries may set deadlines for the receipt of revocation notices that are farther in advance of the Meeting than those set out above and, accordingly, any such revocation should be completed well in advance of the deadline prescribed in the proxy card or voting instruction form, to ensure it is given effect at the Meeting.

What is the voting deadline?

To be effective, your proxy must be received by 1:30 p.m. MDT on May 6, 2019 regardless of the voting method you choose. If the Meeting is postponed or adjourned, your instructions must be received not later than 48 hours (excluding, Saturdays, Sundays and statutory holidays in the Province of Alberta) before the time the Meeting is reconvened. The time limit for the deposit of proxies may be waived or extended by the chair of the Meeting at his or her discretion without notice.

The company reminds shareholders that only the most recently dated voting instructions will be counted and any prior dated instructions will be disregarded.

6    2019 Proxy Statement Enbridge Inc.

Employee savings plan voting information

If you participate in the Enbridge Employees’ Savings Plan and have Enbridge shares under this plan, you have the right to provide voting directions to the plan trustee for those Enbridge shares. Enbridge shares held by plan participants will be voted in accordance with the instructions received from the plan participant. If you elect not to provide voting directions to the plan trustee, the Enbridge shares that you beneficially own under the plan will not be voted.

If you participate in the Enbridge Employee Services, Inc. Employees’ Savings Plan or the Employees’ Investment Plan of St. Lawrence Gas, you have the right to provide voting directions to the applicable plan trustee for those Enbridge shares that are allocated to your plan account. If you elect not to provide voting directions to the applicable plan trustee, the Enbridge shares that you beneficially own under the plan will not be voted.

Because the voting instructions from plan participants must be processed so that the trustees can vote before proxy cut-off on May 6, 2019, plan participants will have an earlier voting deadline than May 6, 2019. Please refer to your Notice or voting instruction form for details of the cut-off applicable to each plan.

How will votes be tabulated?

Proxies will be counted and tabulated by the Transfer Agent. Proxies will be submitted to management where they contain comments clearly intended for management or to meet legal requirements.

How do I contact the Transfer Agent?

Registered shareholders may contact Computershare Trust Company of Canada, our Transfer Agent, at 1-866-276-9479 (toll free in North America) or 1-514-982-8696 (outside North America), for any voting questions.

Enbridge Inc. 2019 Proxy Statement    7

Business of the Meeting

Financial statements

Our audited consolidated financial statements for the year ended December 31, 2018 and the report of the auditors thereon will be provided before the Meeting. You can view, download or request a copy of our 2018 annual report by following the instructions on the Notice. You can also view or download a copy from our website (www.enbridge.com), or you can request a copy from our Investor Relations department using the contact information on page 61. The annual report is also available at www.sedar.com.

ITEM 1: Election of directors

Shareholders elect directors to the Board for a term of one year, until the end of the next annual meeting. Twelve directors will be elected at the Meeting, and 12 of our 13 incumbent directors are nominated for election or re-election, as applicable. On March 12, 2019, Clarence P. Cazalot, Jr. notified us that he will not stand for re-election and will retire at the end of the Meeting.

All of the directors standing for election or re-election are independent, as applicable, except for Al Monaco, our President & Chief Executive Officer, Gregory L. Ebel, our non-executive Chair of the Board and the former Chairman, President and Chief Executive Officer of Spectra Energy Corp (“Spectra Energy”), and Mr. Tutcher. There is no family relationship between any of the nominated directors or executive officers.

You may vote for all 12 of the nominated directors, vote for some and withhold your vote for others, or withhold your votes for all of them. Unless you instruct otherwise, the Enbridge proxyholders will vote for electing each of the nominated directors.

As at the date of this Proxy Statement, the company has received no notice of any other proposed director nominees. Any such nominations would need to be made in accordance with our By-law No. 2. See “Advance Notice By-law” on page 35 of this Proxy Statement for details.

Vote required for approval:

The 12 nominees receiving the highest number of FOR votes duly cast at the Meeting will be elected to the Board.

The Board recommends that shareholders vote “FOR” the election of each nominee set forth below, to hold office until the close of the next annual meeting of shareholders or until their respective successors have been elected.

Majority voting policy

Enbridge’s Corporate Governance Principles and Guidelines contain our majority voting policy. Any nominee for director in an uncontested election who receives more withheld votes than for votes (i.e., the nominee is not elected by at least a majority of 50% + 1 vote), will immediately tender their resignation and will not participate in any meeting of the Board or any committee thereof at which the resignation is considered. The Board, on the recommendation of the Governance Committee, will determine whether or not to accept the resignation within 90 days after the date of the meeting, and will accept the resignation absent exceptional circumstances. Enbridge will promptly issue a news release with the Board’s decision, a copy of which will be provided to the Toronto Stock Exchange, and if the Board determines not to accept a resignation, the news release will state the reasons for that decision. The director’s resignation will be effective when accepted by the Board. If the Board accepts the director’s resignation, it can appoint a new director to fill the vacancy. Enbridge’s Corporate Governance Principles and Guidelines are available on our website (www.enbridge.com).

Board composition

A snapshot of our Board’s composition is illustrated below:

8    2019 Proxy Statement Enbridge Inc.

Nominees for election to the Board

Director profiles

The profiles that follow provide information about the nominated directors, including their backgrounds, experience, current directorships, Enbridge securities held and the Board committees they sit on. Additional information regarding skills and experience of our directors can be found beginning on page 20.

Pamela L. Carter Age 69 Franklin, Tennessee, USA Independent Director since February 27, 2017 Latest date of retirement May 2025 2018 annual meeting votes for: 98.85%

Ms. Carter was the Vice President of Cummins Inc. and President of Cummins Distribution Business, a division of Cummins Inc., a designer, manufacturer and marketer of diesel engines and related components and power systems, from 2008 until her retirement in 2015. Ms. Carter joined Cummins Inc. in 1997 as Vice President – General Counsel and held various management positions within Cummins. Prior to joining Cummins Inc., Ms. Carter served in the private practice of law and in various capacities with the State of Indiana, including Parliamentarian in the Indiana House of Representatives, Deputy Chief-of-Staff to governor Evan Bayh, Executive Assistant for Health Policy & Human Services and Securities Enforcement Attorney for the Office of the Secretary of State. She served as the Attorney General for the State of Indiana from 1993 to 1997 and was the first African-American woman to be elected state attorney general in the U.S.A. Ms. Carter holds a BA (bachelor of Arts) from the University of Detroit, MSW (Master of Social Work) from the University of Michigan, J.D. (Doctor of Jurisprudence) from McKinney School of Law, Indiana University, Public Administration from Harvard Kennedy School. Ms. Carter received a 2018 Sandra Day O’Connor Board Excellence Award honoring her for her demonstrated commitment to board diversity.

	Enbridge Board/Board committee memberships			2018 meeting attendance[1]
	Board of Directors			10 out of 10	100%
	Corporate Social Responsibility			4 out of 4	100%
	Governance (chair)			4 out of 4	100%
	Safety & Reliability			4 out of 4	100%
	Total			22 out of 22	100%
	Enbridge securities held[2]
	Year	Enbridge shares	DSUs[3]	Total market value of Enbridge shares & DSUs[4]	Minimum required[5]
	2019	42,559	5,029	US$1,625,470	US$780,000
	Other board/board committee memberships[6]
	Public[6]
	CSX Corporation (public transportation company)			Director Chair of the finance committee Member of the governance committee and public affairs committee
	Hewlett Packard Enterprise Company (public technology company)			Director Chair of the human resources and compensation committee
	Broadridge Financial Solutions, Inc. (public financial services company)			Director Chair of the audit committee Member of the governance and nominating committee
	Former US-listed company directorships (last 5 years)
	Spectra Energy Corp

Enbridge Inc. 2019 Proxy Statement    9

Marcel R. Coutu Age 65 Calgary, Alberta, Canada Independent Director since July 28, 2014 Latest date of retirement May 2029 2018 annual meeting votes for: 89.74%

Mr. Coutu was the Chairman of Syncrude Canada Ltd. (integrated oil sands project) from 2003 to 2014 and was the President and Chief Executive Officer of Canadian Oil Sands Limited from 2001 until January 2014. From 1999 to 2001, he was Senior Vice President and Chief Financial Officer of Gulf Canada Resources Limited. Prior to 1999, Mr. Coutu held various executive positions with TransCanada PipeLines Limited and various positions in the areas of corporate finance, investment banking and mining and oil and gas exploration and development. Mr. Coutu holds an HBSc (Bachelor of Science, Honours Earth Science) from the University of Waterloo and an MBA (Master of Business Administration) from the University of Western Ontario.

	Enbridge Board/Board committee memberships			2018 meeting attendance[1]
	Board of Directors			10 out of 10	100%
	Audit, Finance & Risk			4 out of 4	100%
	Governance			4 out of 4	100%
	Human Resources & Compensation			6 out of 6	100%
	Total			24 out of 24	100%
	Enbridge securities held[2]
	Year	Enbridge shares	DSUs[3]	Total market value of Enbridge shares and DSUs[4]	Minimum required[5]
	2019	29,400	19,882	US$1,683,332	US$780,000
	Other board/board committee memberships[6]
	Public[6]
	Brookfield Asset Management Inc. (public global asset management company)			Director Chair, audit committee Member, management, resources and compensation committee
	Power Corporation of Canada (public international management and holding company)			Director Member, audit committee and compensation committee
	The Great-West Lifeco Inc. (public international financial services holding company that is an indirect subsidiary of Power Corporation of Canada)			Director Member, executive committee, governance and nominating committee, human resources committee, investment committee and risk committee
	IGM Financial Inc. (public personal financial services company that is an indirect subsidiary of Power Corporation of Canada)			Director Member, executive committee, investment committee and human resources committee
	Not-for-profit[6]
	Calgary Exhibition and Stampede Board			Director

Susan M. Cunningham Age 63 Houston, Texas, USA Independent Director since February 13, 2019 Latest date of retirement May 2031 2018 annual meeting votes for: N/A

Ms. Cunningham has been an Advisor for Darcy Partners (consulting firm) since 2017. From 2014 to 2017, Ms. Cunningham was Executive Vice President, EHSR (Environment, Health, Safety, Regulatory) and New Frontiers (global exploration, new ventures, geoscience and business innovation) at Noble Energy, Inc. From 2001 to 2013, she held various senior management roles with Noble Energy, Inc. Prior thereto, Ms. Cunningham held positions with Texaco U.S.A., Statoil Energy, Inc. and Amoco Corporation. Ms. Cunningham holds a BA in Geology and Geography from McMaster University and is a graduate of Rice University’s Executive Management Program. She was also Chairman of the OTC (Offshore Technology Conference) from 2010 to 2011.

	Enbridge Board/Board committee memberships				2018 meeting attendance[1]
	Board of Directors[7]			–	–
	Human Resources & Compensation[7]			–	–
	Safety & Reliability[7]			–	–
	Total			–	–
Enbridge securities held[2]
	Year	Enbridge shares	DSUs[3]	Total market value of Enbridge shares and DSUs[4]	Minimum required[5]
	2019	–	–	US$–	US$780,000
Other board/board committee memberships[6]
Other foreign
	Oil Search Limited (public oil and gas exploration and production)			Director Member, people and nominations committee
Former US-listed company directorships (last 5 years)
Cliffs Natural Resources Inc.

10    2019 Proxy Statement Enbridge Inc.

Gregory L. Ebel Age 54 Houston, Texas, USA Not Independent Director since February 27, 2017 Latest date of retirement May 2032 2018 annual meeting votes for: 93.47%

Mr. Ebel served as Chairman, President and CEO of Spectra Energy from January 1, 2009 to February 27, 2017 at which time he became a Director of Enbridge and Chair of the Enbridge Board. Prior to that time, Mr. Ebel served as Spectra Energy’s Group Executive and Chief Financial Officer beginning in January 2007. He served as President of Union Gas Limited from January 2005 until January 2007, and Vice President, Investor & Shareholder Relations of Duke Energy Corporation from November 2002 until January 2005. Mr. Ebel joined Duke Energy in March 2002 as Managing Director of Mergers and Acquisitions in connection with Duke Energy’s acquisition of Westcoast Energy Inc. Mr. Ebel holds a BA (Bachelor of Arts, Honours) from York University.

	Enbridge Board/Board committee memberships				2018 meeting attendance[1]
	Board of Directors				10 out of 10	100%
	Audit, Finance & Risk[8]				4 out of 4	100%
	Corporate Social Responsibility[8]				4 out of 4	100%
	Governance[8]				4 out of 4	100%
	Human Resources & Compensation[8]				6 out of 6	100%
	Safety & Reliability[8]				4 out of 4	100%
	Total				32 out of 32	100%
	Enbridge securities held[2]
	Year	Enbridge shares	DSUs[3]	Stock Options[9]	Total market value of Enbridge shares and DSUs (excluding stock options)[4]	Minimum required[5]
	2019	651,845	14,139	405,408	US$22,748,102	US$780,000
	Other board/board committee memberships[6]
	Public[6]
	The Mosaic Company (public producer and marketer of concentrated phosphate and potash)				Chairman of the board Member, audit committee Chair, corporate governance and nominating committee
	Former US-listed company directorships (last 5 years)
	Spectra Energy Corp

J. Herb England Age 72 Naples, Florida, USA Independent Director since January 1, 2007 Latest date of retirement May 2022 2018 annual meeting votes for: 98.19%

Mr. England has been Chair & Chief Executive Officer of Stahlman-England Irrigation Inc. (contracting company) in southwest Florida since 2000. From 1993 to 1997, Mr. England was the Chair, President & Chief Executive Officer of Sweet Ripe Drinks Ltd. (fruit beverage manufacturing company). Prior to 1993, Mr. England held various executive positions with John Labatt Limited (brewing company) and its operating companies, including the position of Chief Executive Officer of Labatt Brewing Company – Prairie Region (brewing company), Catelli Inc. (food manufacturing company) and Johanna Dairies Inc. (dairy company). In 1993, Mr. England retired as Senior Vice President, Finance and Corporate Development & Chief Financial Officer of John Labatt Limited. Mr. England holds a BA (Bachelor of Arts) from the Royal Military College of Canada and an MBA (Master of Business Administration) from York University. He also has a CA (Chartered Accountant) designation.

	Enbridge Board/Board committee memberships			2018 meeting attendance[1]
	Board of Directors			10 out of 10	100%
	Audit, Finance & Risk (chair)			4 out of 4	100%
	Total			14 out of 14	100%
	Enbridge securities held[2]
	Year	Enbridge shares	DSUs[3]	Total market value of Enbridge shares and DSUs[4]	Minimum required[5]
	2019	26,923	70,227	US$3,318,365	US$780,000
	Other board/board committee memberships[6]
	Public[6]
	FuelCell Energy, Inc. (public fuel cell company in which Enbridge holds a small interest)			Chairman of the board Member, audit and finance committee
	Private[6]
	Stahlman-England Irrigation Inc. (private contracting company)			Chair, board of directors Chief executive officer
	USA Grading Inc. (private excavating, grading and underground utilities company)			Director
	Former US public company directorships (last 5 years)
	Enbridge Energy Management, LLC

Enbridge Inc. 2019 Proxy Statement    11

Charles W. Fischer, CM Age 68 Calgary, Alberta, Canada Independent Director since July 28, 2009 Latest date of retirement May 2025 2018 annual meeting votes for: 99.05%

Mr. Fischer was the President & Chief Executive Officer of Nexen Inc. (oil and gas company) from 2001 to 2008. From 1994 to 2001, Mr. Fischer held various executive positions within Nexen Inc., including the positions of Executive Vice President & Chief Operating Officer in which he was responsible for all Nexen’s conventional oil and gas business in Western Canada, the US Gulf Coast and all international locations, as well as oil sands, marketing and information systems activities worldwide. Prior thereto, Mr. Fischer held positions with Dome Petroleum Ltd. (oil and gas company), Hudson’s Bay Oil & Gas Ltd. (oil and gas company), Bow Valley Industries Ltd. (oil and gas company), Sproule Associates Ltd. (petroleum consulting firm) and Encor Energy Ltd. (oil and gas company). Mr. Fischer holds a BSc (Bachelor of Science in Chemical Engineering) and an MBA (Master of Business Administration), both from the University of Calgary.

	Enbridge Board/Board committee memberships				2018 meeting attendance[1]
	Board of Directors				10 out of 10	100%
	Audit, Finance & Risk				4 out of 4	100%
	Corporate Social Responsibility				4 out of 4	100%
	Safety & Reliability (chair)				4 out of 4	100%
	Total				22 out of 22	100%
	Enbridge securities held[2]
	Year	Enbridge shares	DSUs	[3]	Total market value of Enbridge shares and DSUs[4]	Minimum required[5]
	2019	31,169	35,419		US$2,274,455	US$780,000
	Other public board/board committee memberships[6]
	–

V. Maureen Kempston Darkes

Age 70

Toronto, Ontario, Canada

Lauderdale-by-the-Sea, Florida, USA

Independent

Director since

November 2, 2010

Latest date of retirement

May 2024

2018 annual meeting

votes for: 93.03%

Ms. Kempston Darkes is the retired Group Vice President and President Latin America, Africa and Middle East, General Motors Corporation (automotive corporation and vehicle manufacturer). From 1994 to 2001, she was the President and General Manager of General Motors of Canada Limited and Vice President of General Motors Corporation. Ms. Kempston Darkes holds a BA (Bachelor of Arts) and an LLB (Bachelor of Laws), both from the University of Toronto.

	Enbridge Board/Board committee memberships				2018 meeting attendance[1]
	Board of Directors				10 out of 10	100%
	Corporate Social Responsibility (chair)				4 out of 4	100%
	Human Resources & Compensation				6 out of 6	100%
	Safety & Reliability				4 out of 4	100%
	Total				24 out of 24	100%
	Enbridge securities held[2]
	Year	Enbridge shares	DSUs[3]		Total market value of Enbridge shares and DSUs[4]	Minimum required[5]
	2019	21,735	35,414		US$1,952,046	US$780,000
	Other board/board committee memberships[6],10
	Public[6]
	Brookfield Asset Management Inc. (public global asset management company)				Director Chair, risk management committee Member, management resources and compensation committee
	Canadian National Railway Company (public railway company)				Director Member, audit committee, corporate governance and nominating committee, finance committee, strategic planning committee and pension and investment committee
	Schlumberger Limited[11] (public supplier of technology, integrated project management and information solutions in oil and gas industry)				Director Chair, audit committee Member, finance committee

12    2019 Proxy Statement Enbridge Inc.

Teresa S. Madden Age 63 Boulder, Colorado, USA Independent Director since February 12, 2019 Latest date of retirement May 2031 2018 annual meeting votes for: N/A

Ms. Madden was the Executive Vice President and Chief Financial Officer of Xcel Energy, Inc., an electric and natural gas utility, from 2011 until her retirement in 2016. She joined Xcel in 2003 as Vice President, Finance, Customer & Field Operations and was named Vice President and Controller in 2004. Prior thereto, Ms. Madden held positions with Rogue Wave Software, Inc. as well as New Century Energies and Public Service Company of Colorado, predecessor companies of Xcel Energy. Ms. Madden holds a bachelor of Science (BS) in Accounting from Colorado State University and an MBA from Regis University.

	Enbridge Board/Board committee memberships				2018 meeting attendance[1]
	Board of Directors[7]			–	–
	Audit, Finance & Risk[7]			–	–
	Governance[7]			–	–
	Total			–	–
Enbridge securities held[2]
	Year	Enbridge shares	DSUs[3]	Total market value of Enbridge shares and DSUs[4]	Minimum required[5]
	2019	–	–	US$–	US$780,000
Other board/board committee memberships[6]
Public[6]
	Peabody Energy Corp.			Director Chair, audit committee Member, health, safety, security & environmental committee and executive committee

Al Monaco Age 59 Calgary, Alberta, Canada Not independent Director since February 27, 2012 Latest date of retirement May 2027 2018 annual meeting votes for: 96.27%

Mr. Monaco joined Enbridge in 1995 and has held increasingly senior positions. He has been President & Chief Executive Officer of Enbridge since October 1, 2012 and served as Director and President of Enbridge from February 27, 2012 to September 30, 2012. Mr. Monaco holds an MBA (Master of Business Administration) from the University of Calgary and has a Chartered Professional Accountant designation.

	Enbridge Board/Board committee memberships[12]			2018 meeting attendance[1]
	Board of Directors			10 out of 10	100%
Enbridge securities held[2]
	Year	Enbridge shares	Stock options	Total market value of Enbridge shares (excluding stock options)[4]	Minimum required[13]
	2019	805,295	3,453,320	US$27,506,566	–
Other board/board committee memberships[6]
Private[6]

DCP Midstream, LLC

(a private 50/50 joint venture between Enbridge and Phillips 66 and the general partner of DCP Midstream GP, LLC, the general partner of DCP Midstream GP, LP, the general partner of DCP Midstream Partners, LP, a midstream master limited partnership with public unitholders)

Director Member, human resources and compensation committee
Not-for-profit[6]
	American Petroleum Institute (not-for-profit trade association)			Director Member, executive committee and finance committee
	Business Council of Canada (not-for-profit, non-partisan organization composed of CEOs of Canada’s leading enterprises)			Member

Enbridge Inc. 2019 Proxy Statement    13

Michael E.J. Phelps Age 71 West Vancouver, BC, Canada Independent Director since February 27, 2017 Latest date of retirement May 2023 2018 annual meeting votes for: 92.63%

Mr. Phelps is Chairman and founder of Dornoch Capital Inc., a private investment company. From January 1988 to 2002, he served as President and Chief Executive Officer, and subsequently as Chairman and Chief Executive Officer, of Westcoast Energy Inc., based in Vancouver, B.C. In 2001, Mr. Phelps was appointed as an Officer to the Order of Canada. In 2003, the Canadian government appointed Mr. Phelps as Chairman of the Wise Persons’ Committee, a panel developed to review Canada’s system of securities regulation. Mr. Phelps holds a BA (Bachelor of Arts) and LLB (Bachelor of Laws) from the University of Manitoba and an LLM (Master of Laws) from the London School of Economics.

	Enbridge Board/Board committee memberships			2018 meeting attendance[1]
	Board of Directors			10 out of 10	100%
	Corporate Social Responsibility			4 out of 4	100%
	Governance			4 out of 4	100%
	Human Resources & Compensation			5 out of 6	83%
	Total			23 out of 24	96%
	Enbridge securities held[2]
	Year	Enbridge shares	DSUs[3]	Total market value of Enbridge shares & DSUs[4]	Minimum required[5]
	2019	55,645	3,358	US$2,015,373	US$780,000
	Other board/board committee memberships[6]
	Public[6]
	–
	Private[6]
	Tiene Energy Ltd.			Chairman of the Board
	Former US-listed company directorships (last 5 years)
	Canadian Pacific Railway
	Marathon Oil Corporation
	Spectra Energy Corp

Dan C. Tutcher Age 70 Houston, Texas, USA Not Independent Director since May 3, 2006 Latest date of retirement May 2024 2018 annual meeting votes in favor: 91.29%

Mr. Tutcher is a Managing Director and Portfolio Manager on the Energy Infrastructure Equities team for Brookfield’s Public Securities Group. Prior to joining Brookfield in 2018, Mr. Tutcher was President & Chair of the Board of Trustees of Center Coast MLP & Infrastructure Fund since 2013 and a Principal in Center Coast Capital Advisors L.P. since its inception in 2007. He was the Group Vice President, Transportation South of Enbridge, as well as President of Enbridge Energy Company, Inc. (general partner of former Enbridge sponsored affiliate Enbridge Energy Partners, L.P.) and Enbridge Energy Management, L.L.C. (another former Enbridge sponsored vehicle) from May 2001 until retirement on May 1, 2006. From 1992 to May 2001, he was the Chair of the Board of Directors, President & Chief Executive Officer of Midcoast Energy Resources, Inc. Mr. Tutcher holds a BBA (Bachelor of Business Administration) from Washburn University.

	Enbridge Board/Board committee memberships				2018 meeting attendance[1]
	Board of Directors			10 out of 10	100%
	Corporate Social Responsibility			3 out of 4	75%
	Governance[14]			2 out of 3	67%
	Safety & Reliability			3 out of 4	75%
	Total			18 out of 21	86%
	Enbridge securities held[2]
	Year	Enbridge shares	DSUs[3]	Total market value of Enbridge shares & DSUs[4]	Minimum required[5]
	2019	697,523	106,547	US$27,464,724	US$780,000
	Other board/board committee memberships[6]
	Public[6]
	–
	Former US-listed company directorships (last 5 years)
	Centre Coast MLP & Infrastructure Fund

14    2019 Proxy Statement Enbridge Inc.

Catherine L. Williams Age 68 Calgary, Alberta, Canada Independent Director since November 1, 2007 Latest date of retirement May 2026 2018 annual meeting votes in favor: 92.97%

Ms. Williams was the Chief Financial Officer for Shell Canada Limited (oil and gas company) from 2003 to 2007. Prior thereto, she held various positions with Shell Canada Limited, Shell Europe Oil Products, Shell Canada Oil Products and Shell International (oil and gas companies) from 1984 to 2003. Ms. Williams holds a BA (Bachelor of Arts) from the University of Western Ontario and an MBA (Master of Business Administration, Finance) from Queen’s School of Business (now Smith School of Business at Queen’s University).

	Enbridge Board/Board committee memberships			2018 meeting attendance[1]
	Board of Directors			10 out of 10	100%
	Audit, Finance & Risk			4 out of 4	100%
	Human Resources & Compensation (chair)			6 out of 6	100%
	Total			20 out of 20	100%
	Enbridge securities held[2]
	Year	Enbridge shares	DSUs[3]	Total market value of Enbridge shares & DSUs[4]	Minimum required[5]
	2019	52,104	42,629	US$3,235,807	US$780,000
	Other board/board committee memberships[6]
	Public[6]
	Vermilion Energy Inc. (public oil and gas company)			Director Chair, audit committee Member, governance and human resources committee

1.	Percentages are rounded to the nearest whole number.
2.	Information about beneficial ownership and about securities controlled or directed by our proposed directors is provided by the nominees and is as at March 4, 2019.
3.	DSUs refer to deferred share units and are defined on page 54 of this Proxy Statement.
4.

Total market value = number of common shares or deferred share units × closing price of Enbridge shares on the Toronto Stock Exchange (“TSX”) of C$46.65 on March 4, 2019. Amounts are converted to US$ using C$1 = US$ 0.7322, the published WM/Reuters 4 pm London exchange rate for December 31, 2018, and then rounded to the nearest dollar.

5.

Directors must hold at least three times their annual Board retainer in DSUs or Enbridge shares within five years of becoming a director on our Board. All director nominees meet or exceed this requirement except Mses. Madden and Cunningham, who have until February 12, 2024 and February 13, 2024, respectively, to meet this requirement.

6.	Public means a corporation or trust that is a reporting issuer in Canada, a registrant in the US, or both, and that has publicly listed equity securities.

Private means a corporation or trust that is not a reporting issuer or registrant.

Not-for-profit means a corporation, society or other entity organized for a charitable, civil or other social purpose which does not generate profits for its members.

7.	Mses. Madden and Cunningham were appointed to the Board on February 12, 2019 and February 13, 2019, respectively.
8.	Mr. Ebel is not a member of any Board committee, but as Chair of the Board, he attends their meetings.
9.

Mr. Ebel’s stock options were Spectra Energy options that converted into options to purchase Enbridge shares upon the closing of the Merger Transaction (as defined on page 34). No new Enbridge stock options were granted to Mr. Ebel in his capacity as a Director of Enbridge or Chair of the Enbridge Board.

10.

Ms. Kempston Darkes was an executive officer of General Motors Corporation (“GM”) from January 1, 2002 to December 1, 2009. GM filed for bankruptcy protection under Chapter 11 of the US Bankruptcy Code on June 1, 2009. None of the operations for which she was directly responsible in Latin America, Africa and the Middle East were included in the bankruptcy filing. GM emerged from bankruptcy protection on July 10, 2009 in a reorganization in which a new entity acquired GM’s most valuable assets.

11.	Ms. Kempston Darkes is not standing for re-election to the Schlumberger Limited board and will retire from that board in April 2019.
12.	Mr. Monaco is not a member of any Board committee, but he attends their meetings at the request of such committees.
13.

As President & Chief Executive Officer, Mr. Monaco is required to hold Enbridge shares equal to six times his base salary (see page 83). Mr. Monaco is not required to hold Enbridge shares as a director.

14.	Mr. Tutcher ceased being a member of the Governance Committee on October 23, 2018.

Enbridge Inc. 2019 Proxy Statement    15

Retiring director

Clarence P. Cazalot, Jr. is not standing for re-election as a director of Enbridge and will retire at the end of the Meeting. Mr. Cazalot is 68 years old and has served on our Board since February 2017, prior to which he was a director of Spectra Energy. Mr. Cazalot is the retired Executive Chairman, President and Chief Executive Officer of Marathon Oil Corporation (“Marathon”) (public exploration and production company). He was Executive Chairman of Marathon from August 2013 to December 2013; Chairman from 2011 to 2013; and President, Chief Executive Officer and director from 2002 to August 2013. From 2000 to 2001, he served as Vice Chairman of USX Corporation and President of Marathon. Mr. Cazalot held various executive positions with Texaco Inc. from 1972 to 2000. He is a member of the Advisory Board of the James A. Baker III Institute for Public Policy, the Board of Visitors of the University of Texas M.D. Anderson Cancer Center, the Memorial Hermann Health Systems Board and the LSU Foundation. Mr. Cazalot holds a BS (Bachelor of Science in Geology) from Louisiana State University, Baton Rouge, an honorary PhD (Doctor of Philosophy, Humane Letters) from Louisiana State University and an honorary PhD (Doctor of Philosophy, Engineering) from Colorado School of Mines. Mr. Cazalot’s other public company board and committee memberships are as follows:

Public
Baker Hughes Incorporated (public supplier of oilfield services and products)	Director Chair of the conflict committee Member of the governance committee
Former US-listed company directorships (last 5 years)
FMC Technologies
Spectra Energy Corp

16    2019 Proxy Statement Enbridge Inc.

Director independence

Director	Independent	Non-Independent	Reason for non-independence
Pamela L. Carter	●
Clarence P. Cazalot, Jr.	●
Marcel R. Coutu	●
Susan M. Cunningham	●
Gregory L. Ebel		●	Former Chairman, President and Chief Executive Officer of Spectra Energy and a non-executive Spectra Energy employee until April 15, 2017
J. Herb England	●
Charles W. Fischer	●
V. Maureen Kempston Darkes	●
Teresa S. Madden	●
Al Monaco		●	President & Chief Executive Officer of the company
Michael E.J. Phelps	●
Dan C. Tutcher		●	Employee of Brookfield, whose subsidiary and institutional partners made payments to Enbridge for property or services in an amount which exceeds 2% of Brookfield’s consolidated gross revenues
Catherine L. Williams	●

Current Board committee participation

Director	Audit, Finance & Risk Committee	Corporate Social Responsibility Committee	Governance Committee	Human Resources & Compensation Committee	Safety & Reliability Committee
Not independent
Gregory L. Ebel[1]
Al Monaco[1]
Dan C. Tutcher[3]		●			●
Independent
Pamela L. Carter		●	committee chair		●
Clarence P. Cazalot, Jr.	●			●
Marcel R. Coutu[2]	●		●	●
Susan M. Cunningham				●	●
J. Herb England[2]	committee chair
Charles W. Fischer	●	●			committee chair
V. Maureen Kempston Darkes		committee chair		●	●
Teresa S. Madden[2]	●		●
Michael E.J. Phelps		●	●	●
Catherine L. Williams[2]	●			committee chair

1.

Messrs. Ebel and Monaco are not members of any of the committees of the Board. They attend most of the committee meetings in their capacities as Chair of the Board and President & Chief Executive Officer, respectively.

2.

Mses. Madden and Williams and Messrs. Coutu and England each qualify as an audit committee financial expert, as defined under the US Securities Exchange Act of 1934, as amended. The Board has also determined that all the members of the Audit, Finance & Risk Committee are financially literate, according to the meaning of National Instrument 52-110 – Audit Committees and the rules of the New York Stock Exchange (“NYSE”).

3.	Mr. Tutcher ceased being a member of the Governance Committee on October 23, 2018.

Enbridge Inc. 2019 Proxy Statement    17

Board and Board committee meetings in 2018

Board/committee	Total number of meetings	In camera sessions	Overall attendance
Board	10	7	99%
Audit, Finance & Risk Committee	4	4	100%
Corporate Social Responsibility Committee	4	4	95%
Governance Committee	4	4	93%
Human Resources & Compensation Committee	6	6	97%
Safety & Reliability Committee	4	4	96%
Total	32	29	97%

Director attendance in 2018

			Board committee meetings
	Board of Directors meetings (10 meetings)		Audit, Finance & Risk (4 meetings)		Corporate Social Responsibility (4 meetings)		Governance (4 meetings)		Human Resources & Compensation (6 meetings)		Safety & Reliability (4 meetings)
Director	Number	%	Number	%	Number	%	Number	%	Number	%	Number	%
Pamela L. Carter	10	100	–	–	4	100	4	100	–	–	4	100
Clarence P. Cazalot, Jr.	9	90	4	100	–	–	–	–	6	100	–	–
Marcel R. Coutu	10	100	4	100	–	–	4	100	6	100	–	–
Susan M. Cunningham[1]	–	–	–	–	–	–	–	–	–	–	–	–
Gregory L. Ebel	10	100	–	–	–	–	–	–	–	–	–	–
J. Herb England	10	100	4	100	–	–	–	–	–	–	–	–
Charles W. Fischer	10	100	4	100	4	100	–	–	–	–	4	100
V. Maureen Kempston Darkes	10	100	–	–	4	100	–	–	6	100	4	100
Teresa S. Madden[1]	–	–	–	–	–	–	–	–	–	–	–	–
Michael McShane[2]	9	100	4	100	–	–	–	–	–	–	4	100
Al Monaco[3]	10	100	–	–	–	–	–	–	–	–	–	–
Michael E.J. Phelps	10	100	–	–	4	100	4	100	5	83	–	–
Rebecca B. Roberts[2]	3	100	–	–	–	–	2	100	3	100	2	100
Dan C. Tutcher[4]	10	100	–	–	3	75	2	67	–	–	3	75
Catherine L. Williams	10	100	4	100	–	–	–	–	6	100	–	–

1.	Mses. Madden and Cunningham were appointed to the Board on February 12, 2019 and February 13, 2019, respectively.
2.	Ms. Roberts and Mr. McShane retired from the Board effective May 9, 2018 and October 31, 2018, respectively.
3.	Mr. Monaco is not a member of any Board committee. As a director and President & Chief Executive Officer, he attends Board committee meetings at the request of such committees.
4.	Mr. Tutcher ceased being a member of the Governance Committee on October 23, 2018.

All then-current directors other than Mr. Tutcher attended the 2018 annual meeting of shareholders.

18    2019 Proxy Statement Enbridge Inc.

Board diversity and tenure

Five of Enbridge’s 13 directors, or approximately 38% of the Board (and 50% of the 10 independent directors), are women. All five of these directors are standing for election or re-election, as applicable. The charts below show director gender diversity, tenure and age. The average tenure of our directors is approximately 5.7 years. For further information on our diversity policy, guidelines for director retirement and the latest date of retirement of each director, please refer to “Identifying new candidates” and “Diversity” on page 42 and the “Director profiles” beginning on page 9 of this Proxy Statement.

Director	Age			Tenure on Enbridge Board (years of service)
	Under 60	60-69	70-75	0-5	5-10	10-15
Pamela L. Carter		●		●
Clarence P. Cazalot, Jr.		●		●
Marcel R. Coutu		●		●
Susan M. Cunningham		●		●
Gregory L. Ebel	●			●
J. Herb England			●			●
Charles W. Fischer		●			●
V. Maureen Kempston Darkes			●		●
Teresa S. Madden		●		●
Al Monaco	●				●
Michael E.J. Phelps			●	●
Dan C. Tutcher			●			●
Catherine L. Williams		●				●
Total in each Age and Tenure Category	2	7	4	7	3	3

Tenure Gender diversity Age

Enbridge Inc. 2019 Proxy Statement    19

Mix of skills and experience

We maintain a skills and experience matrix for our directors in areas we think are important for a corporation like ours. We use this skills matrix to annually assess our board composition and in the recruitment of new directors. The table below indicates each director’s skills and experience in the areas indicated based on a self-assessment by each director.

Area	Carter	Cazalot, Jr.	Coutu	Cunningham	Ebel	England	Fischer	Kempston Darkes	Madden	Monaco	Phelps	Tutcher	Williams
Managing and Leading Strategy and Growth	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
International	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
CEO / CFO / Executive Officer	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Governance / Board	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Operations (Oil & Gas / Energy)	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Risk Oversight / Management	✓	✓	✓	–	✓	✓	✓	✓	✓	✓	✓	✓	–
Corporate Social Responsibility & Sustainability	✓	✓	–	✓	✓	–	✓	✓	✓	✓	✓	✓	–
Energy Marketing	–	✓	✓	–	✓	–	✓	✓	✓	✓	✓	✓	✓
Human Resources / Compensation	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Investment Banking / Mergers and Acquisitions	✓	✓	✓	–	✓	✓	✓	–	✓	✓	✓	✓	✓
Financial Literacy	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Information Technology	✓	–	✓	–	✓	–	✓	–	✓	✓	✓	–	✓
Health, Safety & Environment	✓	✓	✓	✓	✓	–	✓	✓	✓	✓	✓	✓	✓
Public Policy and Government and Stakeholder Relations	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	–
Emerging Sectors / Growth Opportunities	✓	✓	✓	–	✓	✓	✓	✓	✓	✓	✓	✓	–

Compensation committee interlocks and insider participation

The table below sets out the board interlocks in 2018. The Board has determined that the board interlocks set out below do not impair the ability of these directors to exercise independent judgment as members of our Board.

Directors	Serve together on this board of a public company	Serve on these committees
Marcel R. Coutu	Brookfield Asset Management Inc.	Chair, audit committee Member, management, resources and compensation committee
V. Maureen Kempston Darkes		Chair, risk management committee Member, management, resources and compensation committee

ITEM 2. Appointment of our auditor

PricewaterhouseCoopers LLP (“PwC”) was last appointed as our auditor at our last annual meeting of shareholders, held on May 9, 2018. If PwC is reappointed, they will serve as our auditor until the end of the next annual meeting of shareholders. PwC (formerly Price Waterhouse) have been our auditors since 1992 and have been the auditors for Enbridge Pipelines Inc., our subsidiary, since 1949. Representatives from PwC are expected to be present at the Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to questions.

The Board, on the recommendation of the Audit, Finance & Risk Committee, proposes that PwC be reappointed as auditor and recommends that you vote for the reappointment of PwC as our auditor and authorizing the directors to set their remuneration. You may vote for or against the reappointment of our auditors or withhold your vote.

PwC is a participating audit firm with the Canadian Public Accountability Board, as required under the Canadian Securities Administrators’ National Instrument 52-108 – Auditor Oversight.

Auditor independence

Auditor independence is essential to the integrity of our financial statements and PwC has confirmed its status as independent within the meaning of the Canadian and US securities rules.

We are subject to Canadian securities regulations (National Instrument 52-110 – Audit Committees (“NI 52-110”) and National Policy 58-201 – Corporate Governance Guidelines), the US Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) and the accounting and corporate governance rules adopted by the SEC under Sarbanes-Oxley, which specify certain services that external auditors cannot provide.

20    2019 Proxy Statement Enbridge Inc.

We comply with these Canadian and US rules. We believe, however, that some non-audit services, like tax compliance, can be delivered more efficiently and economically by our external auditors. To maintain auditor independence, our Audit, Finance & Risk Committee must pre-approve all audit and non-audit services. It is also responsible for overseeing the audit work performed by PwC.

The Audit, Finance & Risk Committee reviews our external auditors’ qualifications and independence once per year. Their review includes formal written statements that describe any relationships between the auditors, their affiliates and Enbridge that could affect the auditors’ independence and objectivity.

Pre-approval policies and procedures

The Audit, Finance & Risk Committee has adopted a policy that requires pre approval by the Audit, Finance & Risk Committee of any services to be provided by the company’s external auditors, PwC, whether audit or non-audit services. The policy prohibits the company from engaging the auditors to provide the following non-audit services:

•	bookkeeping or other services related to accounting records and financial statements;
•	financial information systems design and implementation;
•	appraisal or valuation services, fairness opinions or contribution in kind reports;
•	actuarial services;
•	internal audit outsourcing services;
•	management functions or human resources;
•	broker or dealer, investment adviser or investment banking services;
•	legal services; and
•	expert services unrelated to the audit.

The Audit, Finance & Risk Committee believes that the policy will protect the company from the potential loss of independence of the external auditors. The Audit, Finance & Risk Committee has also adopted a policy which prohibits the company from hiring (as a full time employee, contractor or otherwise) into a financial reporting oversight role any current or former employee or partner of its external auditor who provided audit, review or attest service in respect of the company’s financial statements (including such financial statements of its reporting issuer subsidiaries and significant investees) during the 12 month period preceding the date of the initiation of the current annual audit. The policy further prohibits the hiring of a former partner of the company’s external auditor who receives pension benefits from the firm, unless such pension benefits are of a fixed amount, not dependent upon firm earnings and fully funded. In all cases, the hiring of any partner or employee or former partner or employee of the independent auditor is subject to joint approval by the lead engagement partner and the company’s Vice President and Chief Accounting Officer.

External auditor services - fees

The following table sets forth all services rendered by the company’s auditors, PwC, by category, together with the corresponding fees (rounded to the nearest hundred dollars) billed by the auditors for each category of service for the financial years ended December 31, 2018 and 2017.

	2018 (C$)	2017 (C$)	Description of fee category
Audit fees	17,715,900	16,323,000	Represents the aggregate fees for audit services.
Audit-related fees	1,385,000	3,682,700	Represents the aggregate fees for assurance and related services by the company’s auditors that are reasonably related to the performance of the audit or review of the company’s financial statements and are not included under “Audit fees”. During fiscal 2018 and 2017, the services provided in this category included due diligence related to prospectus offerings, purchase price allocations and other items.
Tax fees	3,749,500	3,075,000	Represents the aggregate fees for professional services rendered by the company’s auditors for tax compliance, tax advice and tax planning.
All other fees	152,000	174,000	Represents the aggregate fees for products and services provided by the company’s auditors other than those services reported under “Audit fees”, “Audit-related fees” and “Tax fees”. During fiscal 2018 and 2017, these fees include those related to Canadian Public Accountability Board fees, French translation work and process reviews.
Total fees	23,002,400	23,254,700

You can find information about the roles and responsibilities of the Audit, Finance & Risk Committee beginning on page 44 of this Proxy Statement.

Enbridge Inc. 2019 Proxy Statement    21

Vote required for approval:

The appointment of PwC as Enbridge’s auditor requires an affirmative vote of the majority of the votes duly cast at the Meeting.

The Board recommends that shareholders vote “FOR” the reappointment of

PricewaterhouseCoopers LLP as independent auditors of the company to hold office until the close of the next annual meeting of shareholders and authorizing the Board to set their remuneration.

ITEM 3: Approval of Enbridge Inc. 2019 Long Term Incentive Plan and the ratification of the grants of stock options thereunder

On February 13, 2019, our Board, upon the recommendation and approval of our Human Resources and Compensation Committee, unanimously approved the adoption of the 2019 Long Term Incentive Plan (the “2019 Plan”), subject to approval by our shareholders at the 2019 Annual Meeting and the Toronto Stock Exchange.

The 2019 Plan was effective as of the date the Board unanimously approved it on February 13, 2019 (the “Effective Date”). Awards may be granted under the 2019 Plan on or after the Effective Date, but no common shares may be issued upon the exercise, vesting, distribution or payment of any such awards unless the plan is approved by our shareholders. If the 2019 Plan is not approved by our shareholders within twelve months after the Effective Date, all awards previously granted under the 2019 Plan will be canceled and become null and void, and the 2019 Plan will terminate in its entirety. As described further below, on February 21, 2019, our Board approved the grant of awards under the 2019 Plan, including stock options, restricted stock units and performance stock units, which are subject to shareholder approval of the 2019 Plan. The stock option awards are the only outstanding grants under the 2019 Plan that will be settled in our common shares upon their exercise, and therefore we are also seeking shareholder ratification of the grants.

The 2019 Plan will replace several of our prior incentive award plans if approved by our shareholders, specifically: the Enbridge Inc. Performance Stock Option Plan, as amended, the Enbridge Inc. Incentive Stock Option Plan, as revised, the Enbridge Inc. Performance Stock Unit Plan, as revised, the Enbridge Inc. Restricted Stock Unit Plan, as revised, and the Enbridge Inc. Restricted Stock Unit Plan for Energy Marketers, as revised (each a “Prior Plan” and together, the “Prior Plans”). No additional awards were or will be granted under the Prior Plans as of the Effective Date, and all shares still available to be issued and not subject to outstanding awards under the Prior Plans will become available under the 2019 Plan, as described below. Awards granted prior to the Effective Date under a Prior Plan will continue to be governed by the terms and conditions of the applicable Prior Plan.

Highlights of the 2019 Plan

The 2019 Plan provides for the issuance of equity-based awards covering up to 49,700,000 common shares, consisting of 32,000,000 common shares plus 17,700,000, the number of common shares available for issuance and not subject to outstanding awards under the Prior Plans as of the Effective Date. In addition, the 2019 Plan provides for the grant of cash-settled awards. The 2019 Plan also includes a number of provisions designed to protect shareholder interests and appropriately reflects our compensation philosophy and developments in our compensation practices in recent years, including:

Minimum vesting requirements.	The 2019 Plan generally requires a minimum one-year vesting schedule for all awards.
Best practices for options.	The 2019 Plan prohibits grants of discounted options and the repricing of options without shareholder approval.
No dividend equivalents on unvested or unearned awards.	The 2019 Plan prohibits the payment of dividend equivalents unless and until the underlying award vests and, for dividend equivalents tied to performance-based awards, until satisfaction of all applicable performance-based goals.
Forfeiture and clawback.	All awards are subject to the company’s clawback policy.
No transferability.	Awards generally may not be transferred, except by will or the laws of descent and distribution.
No “evergreen” provision.	Shares authorized for issuance under the 2019 Plan cannot be automatically replenished.

Importance of equity-based compensation

Our Board believes that the 49,700,000 common shares available for grant under the 2019 Plan would provide sufficient shares to meet the equity-based compensation needs of the company through our 2023 annual shareholder meeting. This estimate is based on our recent share usage, estimated for growth, adjusted upward to allow for the

22    2019 Proxy Statement Enbridge Inc.

potential that performance-based awards may be earned at maximum and for flexibility around types of vehicles used. Actual issuances could be materially different from this estimate.

As of February 13, 2019, approximately 17,700,000 common shares remain available for issuance and are not subject to outstanding awards under the Prior Plans, which, based on the analysis above and our “burn rate” discussed below, we believe to be sufficient to continue our current grant practices for no more than approximately two years, including grants for 2019. Therefore, if shareholders do not approve the 2019 Plan, our future ability to issue equity-based awards, other than cash-settled awards, will be limited.

We believe that share ownership by employees provides performance incentives and fosters long-term commitment to the benefit of our shareholders. Equity-based compensation, combined with long-term restrictions, clawback provisions and share ownership requirements, aligns employees’ interests with those of our shareholders. In addition, the success of our business depends largely on our ability to attract, retain and reward talented employees. If the 2019 Plan is not approved, we would be limited in our ability to use a valuable retention tool and would be at a significant competitive disadvantage in attracting new talent.

Historic burn rate

Our equity-based compensation model, including the broad-based participation of our employees and the portion of equity compensation paid to our senior executives, results in a “burn rate”. Burn rate provides a measure of our annual share utilization. As shown in the following table, the company’s three-year average burn rate was 0.473%, which is well below the 3.99% burn rate benchmark published by ISS applicable to companies within the Russell 3000 Energy Sector.

Year	Shares Underlying Options Granted	Weighted Average Shares Outstanding (Basic)	Burn Rate[1]
2018	5,775,340	1,724,000,000	0.335%
2017	5,994,834	1,532,431,830	0.391%
2016	6,372,980	918,000,000	0.694%
Our Three-Year Average			0.473%
ISS’s Industry Burn Rate Average			3.99%

1.	Calculated by dividing the weighted average shares outstanding (basic) by the total granted.

Overhang

Overhang provides a measure of potential dilution. As of February 13, 2019, the date our Board approved the 2019 Plan, we had 2,022,662,570 common shares outstanding; 36,039,117 common shares were subject to outstanding equity awards under the Prior Plans; and 17,700,000 common shares were available for future award grants under the Prior Plans. Accordingly, our fully diluted overhang as of February 13, 2019 was 2.7%. Had the 32,000,000 common shares being requested under this proposal been available for grant as of February 13, 2019, our fully diluted overhang would have increased to 4.2%.

Equity compensation plan information

We note that the number of common shares remaining available for issuance under our Prior Plans as described above differs from those reported in the table on page 92 under “Shares reserved for equity compensation as of December 31, 2018”, since that table, required by SEC disclosure rules, is dated as of year-end 2018 and therefore does not take into account shares issued upon exercise of outstanding options, or withheld shares in connection with such exercises, in 2019. If the table were restated as of February 13, 2019, it would reflect the following information:

Shares to be issued in respect of outstanding RSUs and PSUs as of February 13, 2019	0
Shares to be issued upon exercise of outstanding options, warrants and rights approved by security holders as of February 13, 2019	36,039,117
Weighted average exercise price (for options)[1]	$34.13
Weighted average remaining term (for options)	5.70 years
Shares available for future issuance under the Prior Plans as of February 13, 2019[2]	17,786,088

1.	Canadian dollars have been converted to US dollars using the published WM/Reuters 4 pm London year-end exchange rate of C$1 = US$0.7322.
2.

Includes 2,278,133 options outstanding under the Enbridge Inc. Performance Stock Option Plan and 33,760,984 options outstanding under the Enbridge Inc. Incentive Stock Option Plan. No additional awards were or will be granted under the Prior Plans as of the Effective Date.

Enbridge Inc. 2019 Proxy Statement    23

In addition, as of February 13, 2019, there were 1,051,265 shares to be issued upon exercise of outstanding options and other awards under the Spectra 2007 LTIP, which were assumed by Enbridge at the closing of the Merger Transaction, as described on page 94. No additional awards will be granted under the Spectra 2007 LTIP and no shares under the Spectra 2007 LTIP will be used for awards under the 2019 Plan.

Enbridge also takes into account the relevant accounting and tax impact of all potential forms of equity awards in designing our grants. We believe that the benefits to our shareholders resulting from equity award grants to our senior employees, including interest alignment and mitigation of incentives to take inappropriate business risks, outweigh the potential dilutive effect of grants under the 2019 Plan. The Human Resources and Compensation Committee believes that paying a portion of compensation in the form of equity awards that vest over multiple years is an effective method of aligning the interests of senior employees with those of our shareholders, encouraging ownership in the company and retaining, attracting and rewarding talented employees.

Summary of the 2019 Plan

The following summary of the material terms of the 2019 Plan is qualified in its entirety by reference to the complete text of the 2019 Plan, which is attached to this Proxy Statement as Appendix A.

Overview

The purpose of the 2019 Plan is to (1) enhance the company’s ability to attract, retain and motivate eligible individuals who make (or are expected to make) important contributions to the company by providing these individuals with equity ownership opportunities, (2) align the interests of such individuals with the company’s shareholders and (3) promote ownership of the company’s equity.

The 2019 Plan includes numerous features designed to protect shareholder interests and reflect our compensation principles. For example, the 2019 Plan prohibits grants of stock options with exercise prices below their grant date fair market value, the repricing of stock options, and the payment of dividends on unvested or unearned awards (including awards subject to performance-based vesting). The 2019 Plan also generally requires a minimum one-year vesting schedule for all awards, provides that all awards will be subject to our clawback policy, and authorizes a definitive number of shares for issuance, which cannot be automatically increased without further shareholder approval.

Administration

The 2019 Plan may be administered by the Board or a committee of the Board (the “Administrator”). The 2019 Plan will be administered by the Human Resources and Compensation Committee, unless otherwise determined by the Board and subject to applicable regulations.

The Administrator will have the authority to grant awards, determine which eligible individuals receive awards and set award terms and conditions, among other things, subject to the conditions and limitations in the 2019 Plan. The Administrator also has the authority to take all actions and make all determinations under the 2019 Plan, including to interpret the 2019 Plan and applicable award agreements, to adopt, amend and repeal administrative rules, guidelines and practices relating to the 2019 Plan, to correct defects and reconcile inconsistencies in the 2019 Plan or any award, to amend the 2019 Plan to reflect changes in applicable law and to amend any award agreement, including, in each instance, without shareholder approval (unless such approval is required by applicable law or stock exchange rules) and all subject to the conditions in the 2019 Plan and applicable law. The Administrator may also delegate its duties to any director or officer (or group thereof) of the company, subject to applicable law. The Administrator’s determinations under the 2019 Plan are in its sole discretion and will be final and binding.

Eligibility

Awards may be granted to any employee or non-employee director who has been designated by the Administrator. As of February 13, 2019, approximately 11,850 officers and employees and 12 non-employee directors would have been eligible to receive awards under the 2019 Plan.

Common shares available for awards under the 2019 Plan

The total number of our common shares which may be delivered pursuant to awards granted under the 2019 Plan on or after the Effective Date is 49,700,000 common shares, consisting of 32,000,000 common shares plus 17,700,000, the number of common shares available for issuance and not subject to outstanding awards under the Prior Plans as of the Effective Date. This total number of common shares, which is subject to adjustment in connection with certain corporate transactions or events as described below, represents approximately 2.5% of the issued and outstanding Enbridge common shares as of the Effective Date.

24    2019 Proxy Statement Enbridge Inc.

Common shares subject to an award under the 2019 Plan will only be counted against this overall share limit to the extent they are actually issued. For example, if any award is settled in cash, forfeited or otherwise terminates, is canceled without the delivery of common shares, or if the common shares underlying an award are surrendered or withheld from any award to satisfy any obligation of the recipient (including taxes) or are tendered to pay the grant, exercise or purchase price of any award, then the common shares covered by such forfeited, terminated or canceled award, or which are equal to the number of common shares surrendered, withheld or tendered, will become available to be delivered pursuant to awards granted under the 2019 Plan. The payment of any dividend equivalent right in cash in conjunction with any outstanding award will also not count against the overall share limit. In addition, notwithstanding anything contrary in the 2019 Plan, no more than two million common shares may be issued pursuant to the exercise of incentive stock options (as described below). In no event will common shares subject to an award granted under a Prior Plan become available to be delivered under the 2019 Plan (including if such Prior Plan award is settled in cash, forfeited, withheld or otherwise is terminated without the delivery of common shares).

In addition, in connection with another entity’s merger or consolidation with the company or the company’s acquisition of an entity, the Administrator may grant awards in substitution for any options or other share-based awards granted by such other entity before the merger or acquisition. These substitute awards will not count against the overall share limit, and common shares subject to these substitute awards will not be added to the number of common shares available for awards under the 2019 Plan, except that common shares acquired by the exercise of substitute incentive stock options will count against the two million share maximum for common shares that may be issued pursuant to the exercise of incentive stock options.

In connection with certain corporate transactions or events, the Administrator may also adjust the number and types of shares subject to any outstanding award, the terms and conditions of any outstanding award, and the number of common shares issuable under the 2019 Plan in such manner as the Administrator deems appropriate in order to prevent the enlargement or dilution of benefits intended under the 2019 Plan. These corporate events may include, among other things: a dividend or other distribution, reorganization, merger, consolidation, combination, amalgamation, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the company’s assets, or sale or exchange of our common shares, a “change in control” (as described below), issuance of warrants, other unusual or nonrecurring transaction or event affecting the company, or changes in any applicable laws or accounting principles.

Minimum vesting and other limitations of awards

All awards granted under the 2019 Plan are subject to a minimum vesting schedule of at least twelve months following the date of grant, provided that vesting may accelerate in connection with death, retirement, a change in control or other termination. Up to five percent of the common shares available for grant under the 2019 Plan may be granted with a minimum vesting schedule that is shorter than twelve months.

In addition, the total number of common shares that may be issued to “reporting insiders” (as defined under Canadian securities laws), which includes our directors and certain officers, pursuant to all equity-based compensation arrangements within any one-year period cannot exceed 10% of the number of our common shares outstanding at the time of issuance (excluding any other common shares issued under all equity-based compensation arrangements of the company during such period). The total number of common shares reserved for issuance to “reporting insiders” pursuant to all equity-based compensation arrangements of the company also cannot exceed 10% of the number of common shares outstanding.

Except to the extent provided in an award agreement, awards are not transferable except by will or the laws of descent and distribution. All awards are subject to our clawback policy. No awards may be granted under the 2019 Plan after February 11, 2029.

Types of awards

The types of awards that may be granted under the 2019 Plan are:

Stock options. A stock option entitles the recipient to purchase our common shares at a fixed exercise price. The exercise price per share will be determined by the Administrator but will not be less than 100% of the fair market value of our common shares on the date of grant. Fair market value will generally be the closing sales price of our common shares as quoted on the TSX (for Canadian employees) or NYSE (for U.S. employees) on the trading date prior to the grant date. The Administrator may also determine any vesting or other conditions and limitations applicable to each option, including any performance criteria. Options must be exercised within ten years after the date of grant. In the event that on the last business day of the term of an option (other than an incentive stock option) its exercise is

Enbridge Inc. 2019 Proxy Statement    25

prohibited because of a blackout period preventing trading by the recipient in the company’s shares, the term of the option will be extended until the tenth trading day following the expiration of the blackout period (but in no event will the extension last beyond the ten-year maximum term). Awards may also be issued as incentive stock options within the meaning of 422 of the US Internal Revenue Code. In no event may the Administrator reduce the grant price per share of outstanding options or cancel outstanding options for cash, other awards or options with a grant price per share that is less than that of the original options without shareholder approval.

Restricted stock. Restricted stock are common shares that are registered in the recipient’s name, but that are subject to the company’s right to repurchase all or a part of such shares at their issue price, or other stated formula price, or to require forfeiture if conditions are not satisfied before the applicable restriction period ends. The Administrator may grant or offer for sale restricted shares in such amounts, and subject to such terms and conditions, as it may determine, including any vesting and performance criteria. Recipients of restricted stock will not be entitled to voting rights in such shares until the underlying shares vest, and dividends will be retained by the company while the applicable restriction period applies and will be paid only if and when the restricted stock vests.

Restricted stock units. A restricted stock unit is an unfunded, unsecured right to receive a common share, cash or other property at a future date. The Administrator may grant restricted stock units in such amounts, and subject to such terms and conditions, as it may determine, including any vesting and performance criteria. The recipient will have only the rights of a general unsecured creditor of the company and no rights as a shareholder of the company until the common shares underlying the restricted stock units, if any, are delivered.

Performance awards. A performance award may be a grant of shares or share-denominated units with a performance period and goals, as well as any other terms conditions and restrictions, in each case as the Administrator may determine. The value of a performance award will depend on the extent to which applicable performance goals are attained within the applicable performance period, and the value of any earned award may be paid in cash or shares as the Administrator determines.

Dividend equivalent rights. The Administrator may, in its discretion, include in the award agreement of any award other than an option a dividend equivalent right entitling the recipient to receive an amount equal to all or any portion of the regular cash dividends that would be paid on the common shares covered by such award as if such shares had been delivered. The Administrator may determine whether dividend equivalent rights will be paid currently or credited to an account of a recipient, whether they should be settled in cash, shares or another form, and whether they should be subject to the same restrictions on transferability and forfeiture as the awards to which they relate, as well as such other terms and conditions as the Administrator may deem appropriate. In no event will dividend equivalent rights be paid unless and until the award to which they relate vests, including for dividend equivalent rights tied to performance-based awards, until all applicable performance-based goals have been satisfied.

Other share or cash based awards. Other types of share- or cash-based awards may be granted subject to such terms and conditions as the Administrator may determine (and subject to any required prior approval by the Toronto Stock Exchange or under any other applicable laws). Such awards may include annual or other periodic or long-term cash bonus awards (whether based on specified performance criteria or otherwise), and may be paid in shares, cash or other property, as the Administrator determines.

Change in control

In the event of a “change in control”, the Administrator may (1) cancel awards for the in-the-money value of stock options and the value of other awards (as determined in the sole discretion of the Administrator), (2) accelerate vesting of awards, (3) provide that awards will be assumed by the successor entity (or a parent or subsidiary thereof) with adjustments as the number and kind of shares and any applicable terms to provide substantially equivalent value and terms of the affected award, (4) adjust the number and type of shares subject to awards, the number of awards that may be granted under the 2019 Plan and any terms of awards, provided that adjustments result in substantially equivalent value being provided to holders of such awards, (5) replace awards with other rights or property of substantially equivalent value, (6) modify terms of awards to add events, conditions or circumstances upon which the vesting of such awards will accelerate and/or (7) deem any performance conditions satisfied at target, maximum or actual performance through the closing of the transaction or to provide for performance conditions to continue (either as if or as adjusted) after the closing.

As used in the 2019 Plan, a “Change in Control” means (1) the sale (other than to persons affiliated with the company or its subsidiaries) of assets of the company or its subsidiaries having a value greater than 50% of the fair market value of the assets of the company and its subsidiaries (determined on a consolidated basis prior to such sale), other than a sale by the company of assets to an entity where, immediately prior to such sale or disposition, at least 50% of

26    2019 Proxy Statement Enbridge Inc.

the voting securities of such entity are owned by shareholders of the company in substantially the same proportions as their ownership of the company, (2) any change in the holding of shares of the company by a person not affiliated with the company in which such person or certain group of persons are in a position to exercise effective control of the company; provided that a person or group of persons holding shares entitling them to cast 20% or more of the votes to elect directors will be deemed to be in a position to exercise effective control (other than a person holding such shares in the ordinary course of business as an investment manager who is not using such holding to exercise effective control), (3) any reconstruction, reorganization, recapitalization, consolidation, amalgamation, arrangement, merger, transfer, sale or other transaction involving the company where shareholders of the company immediately prior to such transaction hold less than 50% of the shares of the company or of the continuing corporation following completion of such transaction; (4) shareholders of the company approve a plan to wind-up, dissolve or liquidate the company or significantly rearrange the company’s affairs in one or more transactions, or the commencement of proceedings related to the same (except where such re-arrangement is part of a reorganization of the company where the business of the company is continued and the shareholdings remain substantially the same), or (5) “Incumbent Directors” cease to be a majority of the Board; provided that any transaction whereby shares held by shareholders of the company are transferred or exchanged for units or securities of a trust, partnership or other entity which continues to own all of the shares of the company previously owned by the shareholders of the company and the former shareholders of the company continue to be beneficial holders of such units or securities in the same proportions. “Incumbent Directors” means any member of the Board who was a member of the Board immediately prior to the occurrence of the transaction, elections or appointments giving rise to a change in control, and any successor to an Incumbent Director who was recommended for election at a meeting of shareholders of the company, or elected or appointed to succeed any Incumbent Director, by the affirmative vote of the directors, which affirmative vote include a majority of the Incumbent Directors then on the Board.

Clawback

Awards under the 2019 Plan are subject to our clawback policy as it may be amended from time to time, including any clawback policy adopted to comply with applicable laws.

Transfer restrictions

Unless otherwise provided in an award agreement, no award may be transferred, except by will or the laws of descent and distribution, or, subject to the Administrator’s consent, pursuant to a domestic relations order. During the life of the recipient, awards will be exercisable only by the recipient.

Effect of termination of employment and other changes in participant status

Pursuant to the terms of the award agreement, the Administrator may determine how a participant’s termination of employment, disability, death, retirement, leave of absence, secondment or any other change in status affects an award.

Amendment and termination

The Board may amend, suspend or terminate the 2019 Plan at any time without shareholder approval, provided that no amendment may be effective unless approved by our shareholders to the extent approval is necessary under applicable law or the rules of any applicable stock exchange. No amendments to the 2019 Plan, other than an increase to the overall share limit, may materially and adversely affect any outstanding award at the time of such amendment without the affected recipient’s consent.

Shareholder approval will be required for an amendment to the 2019 Plan to the extent necessary to comply with stock exchange rules or other applicable laws, including amendments relating to (1) increasing the overall share limit, (2) reducing the grant, exercise or purchase price for any awards, (3) canceling of any awards and reissuing or replacing such awards with awards having a lower grant, exercise or purchase price, (4) removing or exceeding the limits of the plan on participation by reporting insiders” (as defined under the Canadian securities law), (5) extending the term of any award, (6) allowing other than employees or directors of the company or a subsidiary to become participants in the 2019 Plan and (7) allowing awards to become transferable or assignable other than by will or according to the laws of descent and distribution.

The Administrator may also amend, modify or terminate any outstanding award without shareholder approval (unless such approval is required by the 2019 Plan, applicable laws or stock exchange rules) and without the applicable recipient’s consent (unless such action materially and adversely affects the recipient’s rights under the award).

Unless earlier terminated by the Board, the 2019 Plan will terminate at the close of business on the day before the tenth anniversary of the Effective Date, but any outstanding awards will remain outstanding in accordance with the terms and conditions of the 2019 Plan.

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U.S. federal income tax consequences of the 2019 Plan

The following is a brief description of the U.S. federal income tax consequences generally arising with respect to grants of awards under the 2019 Plan. This description is not intended to, and does not, provide or supplement tax advice to award recipients. Recipients are advised to consult with their own independent tax advisors with respect to the specific tax consequences that, in light of their particular circumstances, might arise in connection with their receipt of awards under the 2019 Plan, including any state, local or foreign tax consequences and the effect, if any, of gift, estate and inheritance taxes.

Incentive stock options

A recipient will not recognize taxable income upon exercising an incentive stock option (an “ISO”) except that the alternative minimum tax may apply. Upon a disposition of shares acquired upon exercise of an ISO before the end of the applicable ISO holding periods, the recipient generally will recognize ordinary income equal to the lesser of (1) the excess of the fair market value of the shares at the date of exercise of the ISO over the exercise price or (2) the amount realized upon the disposition of the ISO shares over the exercise price. Otherwise, a recipient’s disposition of shares acquired upon the exercise of an ISO for which the statutory holding periods (defined as on or after the later of (a) the second anniversary of the date of grant of the ISO and (b) the first anniversary of the date of exercise of the ISO) are met generally will result in long-term capital gain or loss measured by the difference between the sale price and the recipient’s tax basis in such shares (the tax basis in the acquired shares of shares for which the ISO holding periods are met generally being the exercise price of the ISO).

Nonstatutory stock options

The grant of a nonstatutory stock option (i.e., an option other than an ISO) will create no tax consequences at the grant date for the recipient or the company. Upon exercising such an option, the recipient will recognize ordinary income equal to the excess of the fair market value of the vested shares (and/or cash or other property) acquired on the date of exercise over the exercise price, and will be subject to FICA (Social Security and Medicare) tax in respect of such amounts. A recipient’s disposition of shares acquired upon the exercise of a nonstatutory stock option generally will result in long- or short-term capital gain or loss measured by the difference between the sale price and the recipient’s tax basis in such shares (the tax basis in the acquired shares generally being the exercise price plus any amount recognized as ordinary income in connection with the exercise of the option).

Restricted stock

A recipient of restricted stock generally will not be subject to income taxation at grant. Instead, upon lapse of the restrictions, the recipient will recognize ordinary income equal to the fair market value of the shares on the date of lapse. The recipient’s tax basis in the shares received will be equal to the fair market value of the shares on the date the restrictions lapse, and the recipient’s holding period in such shares begins on the day after the restrictions lapse.

Restricted stock units

A recipient of a restricted stock unit (whether time-vested or subject to achievement of performance goals) will not be subject to income taxation at grant. Instead, the recipient will be subject to income tax at ordinary rates on the fair market value of the shares (or the amount of cash) received on the date of delivery. The recipient will be subject to FICA (Social Security and Medicare) tax at the time any portion of such award is deemed vested for tax purposes. The fair market value of the shares (if any) received on the delivery date will be the recipient’s tax basis for purposes of determining any subsequent gain or loss from the sale of the shares, and the recipient’s holding period with respect to such shares will begin at the delivery date. Gain or loss resulting from any sale of shares delivered to a recipient will be treated as long- or short-term capital gain or loss depending on the holding period. If any dividend equivalent amounts are paid to the recipient, they will be includible in the recipient’s income as additional compensation (and not as dividend income) and will be subject to income and employment tax withholding.

Disposition of shares

Unless stated otherwise above, upon the subsequent disposition of shares acquired under any of the preceding awards, a recipient will recognize capital gain or loss based upon the difference between the amount realized on such disposition and the recipient’s basis in the shares, and such amount will be long-term capital gain or loss if such shares were held for more than 12 months.

Cash awards

A recipient who receives a cash award will not recognize any taxable income for federal income tax purposes at grant. Any cash received pursuant to the award will be treated as compensation income received by the recipient generally

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in the year in which the recipient receives such cash, and such amount will generally be deductible by the company or one of its subsidiaries.

Deduction

The company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the recipient in connection with the delivery of shares pursuant to a restricted stock unit (whether time-vested or subject to achievement of performance goals), the exercise of an option or the lapse of restrictions on shares of restricted stock. The company will not be entitled to any tax deduction with respect to an ISO if the recipient holds the shares for the ISO holding periods prior to disposition of shares, and is generally not entitled to a tax deduction for any award with respect to any amount that represents compensation in excess of $1 million paid to “covered employees” under Section 162(m) of the US Internal Revenue Code.

Section 409A

Some awards under the 2019 Plan may be considered to be deferred compensation subject to special U.S. federal income tax rules (Section 409A of the US Internal Revenue Code). Failure to satisfy the applicable requirements under these provisions for awards considered deferred compensation would result in the acceleration of income and additional income tax liability to the recipient, including certain penalties. The 2019 Plan and awards under the 2019 Plan are intended to be designed and administered so that any awards under the 2019 Plan that are considered to be deferred compensation will not give rise to any negative tax consequences to the recipient under these provisions.

New plan benefits

On February 21, 2019, our Board approved the grant of awards under the 2019 Plan, which is subject to shareholder approval of the 2019 Plan and, also in the case of stock option awards, subject to shareholder ratification of the award grants. The awards granted under the 2019 Plan as of the date of this Proxy Statement are set forth in the tables below. In the event that the 2019 Plan is not approved by our shareholders, the awards granted thereunder will be cancelled. Future awards under the 2019 Plan will be granted subject to the Administrator’s discretion and therefore are not currently determinable.

Name and Position	Number of Stock Options[1]	Stock Option Exercise Price	Stock Option Expiration Date	Number of other Awards[2]	Total Dollar Value of all Awards ($)[3]	Total Number of Units of All Awards[4]
Al Monaco	825,740	C$48.30	February 21, 2029	125,580	6,499,395	951,320
John K. Whelen	216,100	C$48.30	February 21, 2029	32,870	1,701,081	248,970
D. Guy Jarvis	219,770	C$48.30	February 21, 2029	33,420	1,729,715	253,190
Robert R. Rooney	153,490	C$48.30	February 21, 2029	23,340	1,208,025	176,830
William T. Yardley	202,700	$36.71	February 21, 2029	39,290	2,062,624	241,990
Current executive officers as a group (includes NEOs)	2,136,920	C$48.30 $36.71	February 21, 2029	333,450	17,286,872	2,470,370
Current non-employee directors as a group	–	–	–	–	–	–
Employees other than executive officers as a group	4,723,990	C$48.30 $36.71	February 21, 2029	1,793,060	71,652,207	6,517,050

1.	The stock options vest on pro-rata on the first, second and third anniversary of the grant date, subject to continued service.
2.

For executive officers, includes performance stock units that vest based on performance through a three-year performance period commencing January 1, 2018 and ending December 31, 2021. For employees (other than executive officers, includes restricted stock units that vest on December 1, 2021, subject to continued service.

3.

Dollar value reflects the grant date fair value of all restricted stock units, performance stock units and stock options granted in February 2019 under the 2019 Plan, subject to shareholder approval. Canadian dollars have been converted to US dollars using the published WM/Reuters 4 pm London year-end exchange rate of C$1 = US$0.7322.

4.

Shows target grant of performance stock unit awards and includes restricted stock units and stock options granted on February 21, 2019 under the 2019 Plan, subject to shareholder approval of the 2019 Plan and, in the case of stock options, shareholder ratification of the award grants.

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The Board recommends that shareholders vote FOR the resolution set out below:

BE IT RESOLVED as an ordinary resolution of Enbridge Inc. that:

1.	the Enbridge Inc. 2019 Long Term Incentive Plan which is described in Enbridge Inc.’s Proxy Statement dated March 4, 2019, be and is hereby approved, ratified and confirmed;
2.	the grants of stock options which are described in the Proxy Statement, be and are hereby approved, ratified and confirmed; and
3.

any officer or director of Enbridge Inc. be and is hereby authorized for and on behalf of Enbridge Inc., under corporate seal or otherwise, to do all such things and to execute all such documents or instruments as may be necessary or desirable to give effect to this resolution and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of any such documents or instruments and the taking of any such actions.

Vote required for approval:

The approval of the 2019 Plan requires an affirmative vote of the majority of the votes duly cast at the Meeting.

The Board recommends that shareholders vote “FOR”

the approval of the Enbridge Inc. 2019 Long Term Incentive Plan and the ratification of the grants of stock options thereunder.

ITEM 4: Advisory vote to approve compensation of Named Executive Officers

In accordance with the Exchange Act of 1934 (the “Exchange Act”) and a related US SEC rule, we are providing shareholders with the opportunity to vote for or against, on a non-binding advisory basis, the compensation of our Named Executive Officers (“NEOs”) as disclosed in this Proxy Statement, commonly known as “say on pay”. As this is an advisory vote, the results will not be binding on the Board. However, when considering the company’s approach to compensation for our NEOs, the Board will take into account the results of this vote, together with other shareholder feedback and best practices in compensation and governance.

We ask that, as you consider your vote, you review the Compensation Discussion and Analysis contained in this Proxy Statement. The Board believes that the executive compensation program that has been implemented achieves the goal of maximizing long-term shareholder value while attracting, motivating and retaining top talent. The company recognizes that the proper structure of executive compensation is critical to both managing risk and appropriately incentivizing the company’s NEOs. The company believes that its approach to executive compensation is fair and balanced, and creates incentives for NEOs that are well-aligned with shareholders’ interests over the long term.

We have held advisory votes on our approach to executive compensation at each annual meeting of shareholders since 2011. Voting results in the most recent three years are set out in the table below.

Say on pay vote	2018	2017	2016
Votes for	83.78%	95.94%	95.82%

You will be asked to vote for or against, or you may abstain from voting on, the compensation of the company’s NEOs as disclosed in the Proxy Statement through the following resolution.

The Board recommends that shareholders vote FOR the resolution set out below:

BE IT RESOLVED, on an advisory basis, that the shareholders approve the compensation of the Named Executive Officers of Enbridge Inc. as disclosed in Enbridge Inc.’s Proxy Statement dated March 4, 2019 (which disclosure includes the Compensation Discussion and Analysis, the compensation tables, and the narrative disclosures that accompany the compensation tables) delivered in advance of the 2019 annual meeting of shareholders in accordance with the compensation disclosure rules of the SEC and the Canadian securities regulatory authorities.

The Board will take the results of this vote into account when it considers future compensation policies and issues. We will also examine the level of shareholder interest and the comments we receive and consider the best approach and timing for soliciting feedback from shareholders on our approach to executive compensation in the future.

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Vote required for approval:

In order to be approved, the advisory resolution on say on pay requires an affirmative vote of the majority of the votes duly cast at the Meeting.

The Board recommends that shareholders vote “FOR”

the advisory vote to approve the compensation of the company’s

Named Executive Officers as disclosed in the Proxy Statement.

Shareholder proposals

We did not receive any shareholder proposals to be included in the Proxy Statement.

Proposals for the 2020 meeting

Enbridge is subject to both the rules of the SEC under the Exchange Act and the provisions of the Canada Business Corporations Act with respect to shareholder proposals. As clearly indicated under the Canada Business Corporations Act and the rules of the SEC under the Exchange Act, simply submitting a shareholder proposal does not guarantee its inclusion in the proxy materials.

Shareholder proposals submitted pursuant to the rules of the SEC under the Exchange Act for inclusion in the company’s proxy materials for its annual meeting of shareholders to be held in 2020 (the “2020 meeting”), must be received no later than November 28, 2019. Such proposals must also comply with all applicable provisions of Exchange Act Rule 14a-8.

Shareholder proposals submitted pursuant to applicable provisions of the Canada Business Corporations Act that a shareholder intends to present at the 2020 meeting and wishes to be considered for inclusion in Enbridge’s proxy statement and proxy form for the 2020 meeting must be received no later than December 5, 2019. Such proposals must also comply with all applicable provisions of the Canada Business Corporations Act and the regulations thereunder. The 2020 meeting is expected to be held in May 2020 in Calgary, Alberta.

All shareholder proposals must be mailed to our Corporate Secretary at Enbridge Inc., 200 – 425 1st Street SW, Calgary, Alberta, Canada T2P 3L8 or sent by email to CorporateSecretary@enbridge.com and received by the deadlines indicated above.

As described below in the section “Advance Notice By-law”, pursuant to Enbridge’s Advance Notice By-Law (By-law No. 2), if a shareholder intends to nominate a person for election as a director of Enbridge at an annual meeting of shareholders, other than pursuant to a shareholder proposal, such nomination must comply with the procedures set out in the Advance Notice By-Law, including providing timely notice in proper written form. Please refer to page 35 of this Proxy Statement for details.

Other business

As of the date of this Proxy Statement, the Board and management are not aware of any other items of business to be brought before the Meeting.

Voting results

We will post the results of this year’s votes and the other items of business on our website (www.enbridge.com) and on www.sedar.com and www.sec.gov following the Meeting.

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Statement of corporate governance

Regulations, rules and standards

Effective January 1, 2018, Enbridge is no longer considered a “foreign private issuer” pursuant to applicable US securities laws. Accordingly, Enbridge is subject to corporate governance requirements applicable to US domestic issuers and applicable Canadian corporate governance requirements, as well as the governance and disclosure requirements of the TSX and the NYSE.

We have a comprehensive system of stewardship and accountability that meets applicable Canadian and US requirements, including: Canadian Securities Administrators (CSA) National Policy 58-201 Corporate Governance Guidelines; National Instrument 58-101 Disclosure of Corporate Governance Practices; National Instrument 52-110 Audit Committees; requirements of the Canada Business Corporations Act; item 407 of Regulation S-K of the SEC and the corporate governance guidelines of the NYSE.

Our governance practices

Sound governance means sound business. At Enbridge, we believe good governance is important for our shareholders, our employees and the company.

This section discusses our governance philosophy, policies and practices. It also describes the role and functioning of our Board and the five Board committees. The framework for our corporate governance can be found in our Corporate Governance Principles and Guidelines, our Code of Business Conduct and in the written terms of reference for our Board, each of the five Board committees, the President & CEO and the Chair of the Board. Our articles and by-laws also set out certain matters that govern our business activities. All of these documents are available on our website (www.enbridge.com).

Governance highlights

We are committed to strong and sustainable corporate governance, which promotes the long-term interests of our shareholders, strengthens our Board and management accountability and helps build public trust in Enbridge. Important elements of our strong corporate governance include:

•	annual election of all directors
•	separate Chair and CEO
•	majority voting policy for directors
•	diversity policy for directors and senior management
•	regular executive sessions of non-management directors
•	risk oversight by Board and Board committees
•	no dual class share structure
•	political contributions policy
•	38% women directors
•	majority independent directors
•	statement on business conduct and ethics & compliance program
•	individual director election (no slate voting)
•	annual Board, committee and director evaluation process
•	incentive compensation clawback policy
•	executive compensation pay-for-performance philosophy
•	sustainability reporting
•	share ownership guidelines for directors and executives
•	independent audit, compensation and nominating committees
•	annual advisory vote on executive compensation
•	Board renewal 54% directors < 5 years tenure
•	Board orientation/education program
•	prohibition on hedging or pledging for directors, executives and all employees
•	whistle blower policy
•	shareholder engagement on ESG matters

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Key governance documents

Various mandates, policies and practices support the corporate governance framework at Enbridge. The following documents, among others, are key components of Enbridge’s corporate governance and can be found on our website at www.enbridge.com:

•	Articles of Continuance and Articles of Amendment
•	General By-Law No. 1
•	By-Law No. 2
•	Corporate Governance Principles and Guidelines (“Governance Guidelines”)
•	Incentive Compensation Clawback Policy
•	Terms of Reference for the Board
•	Terms of Reference for each Board Committee
•	Terms of Reference for the Chair of the Board
•	Terms of Reference for the President & Chief Executive Officer
•	Whistle Blower Policy

A culture of ethical conduct

A strong culture of ethical conduct is central to Enbridge.

Our Statement on Business Conduct (available on our website at www.enbridge.com) is our formal statement of expectations for all individuals engaged by Enbridge. It applies to everyone at Enbridge and our subsidiaries, including our directors, officers, employees, contingent workers as well as consultants and contractors retained by Enbridge.

It discusses what we expect in areas like:

•	complying with the law, applicable rules and all policies;
•	how to avoid conflicts of interest, including examples of acceptable forms of gifts and entertainment;
•	anti-corruption and money laundering;
•	acquiring, using and maintaining assets (including computers and communication devices) appropriately;
•	data privacy, records management, proprietary, confidential and insider information;
•	protecting health, safety and the environment;
•	interacting with landowners, customers, shareholders, employees and others; and
•	respectful workplace/no harassment.

The Board approved a revised Statement on Business Conduct in 2017 and the revised Statement on Business Conduct became effective on September 29, 2017.

On the commencement of employment with Enbridge and annually thereafter, all Enbridge employees and contingent workers active in the Company’s human resources information system are required to complete a Statement on Business Conduct training and certify compliance with the Statement on Business Conduct. Additionally, employees and contingent workers are also required to disclose any actual or potential conflicts of interest.

Directors must also certify their compliance with the Statement on Business Conduct on an annual basis.

During January 2019, all employees and contingent workers active in the Company’s human resources information system were required to complete online Statement on Business Conduct training and applicable compliance certification, and were required to declare any real or potential conflicts of interest. As of the date of this Proxy Statement, approximately 99.1% of these Enbridge employees had certified compliance with the Statement on Business Conduct for the year ended December 31, 2018. All 11 current directors on the Board who were directors in 2018 have also certified their compliance with the Statement on Business Conduct for the year ended December 31, 2018.

Building awareness

We use training to help raise awareness and reinforce our commitment to ethical conduct.

To date, we have developed training programs on fraud awareness, foreign corruption laws and the Statement on Business Conduct.

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Through the annual online Statement on Business Conduct training program, Enbridge communicates its expectation that everyone working for Enbridge has a duty to report compliance issues (including suspected breaches of the Statement on Business Conduct) on a timely basis.

Our values

Enbridge adheres to a strong set of core values – safety, integrity and respect – in support of our communities, the environment and each other.

Handling conflicts of interest and related person transactions

If a director or officer has a material interest in a transaction or agreement involving Enbridge, or otherwise identifies a potential personal conflict, he or she must:

•	declare the conflict or potential conflict; and
•	abstain from voting on the matter at any Board meeting where it is being discussed or considered.

This approach is consistent with the requirements of the Canada Business Corporations Act. In addition, the Board would review related person transactions in conjunction with making director independence determinations. Completion of annual questionnaires by directors and officers of the company assists in identifying possible related person transactions. Further, as set forth above, pursuant to our Statement on Business Conduct, all officers and directors are required to avoid conflicts of interest and to disclose any actual or potential conflicts of interest. They must also annually certify their compliance with the Statement on Business Conduct. Disclosures of an actual or potential conflict of interest are reviewed by the company’s Ethics & Compliance Department to ensure appropriate follow-up and reporting. Any waiver from any part of the Statement on Business Conduct requires the approval of the Chief Executive Officer. For executive officers, senior financial officers and members of the Board, a waiver requires the express approval of Enbridge’s Board. Since the beginning of 2018, neither the Chief Executive Officer nor the Board has waived any aspect of the Statement on Business Conduct.

For purposes of the foregoing, a “related person transaction” is a transaction in which the company was or is to be a participant and the amount involved exceeds US$120,000, and in which any related person had or will have a direct or indirect material interest, and a “related person” means (i) a director, nominee director or executive officer of the company; (ii) an immediate family member of a director, nominee director or executive officer, or (iii) a beneficial holder of greater than five per cent of the company’s shares or an immediate family member of such holder.

Interest of informed persons in material transactions / transactions with related persons

On February 27, 2017, Enbridge and Spectra Energy combined through a stock-for-stock merger transaction (the “Merger Transaction”). Upon the closing of the Merger Transaction, Gregory L. Ebel (Spectra Energy’s former Chairman, President and Chief Executive Officer) became the non-executive Chair of the Enbridge Board of Directors. Enbridge is required, until the first meeting of the Board of Directors following the 2020 annual shareholders meeting of Enbridge, to provide, without charge, to Mr. Ebel as non-executive Chair: (i) use of Enbridge’s aircraft for business flights to board meetings and for other business conducted on behalf of Enbridge, (ii) information technology support and (iii) administrative support.

Enbridge is also required to secure office space in the Houston area on behalf of Mr. Ebel and to reimburse the non-executive Chair for expenses incurred for tax return preparation services (in an aggregate amount not to exceed US$100,000 per year for such office and tax return preparation services). Following the closing of the Merger Transaction, Mr. Ebel remained a non-executive employee of Spectra Energy until April 15, 2017, at which time he experienced a qualifying termination under his change in control agreement with Spectra Energy and became entitled to receive certain payments and benefits which were paid in 2017 as well as the following payments and benefits which, except as indicated below, were paid in 2018:

•	continued welfare benefits for a period of two years following Mr. Ebel’s qualifying termination (such benefits are valued at approximately US$45,521, with those provided in 2018 valued at US$22,761).

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Insider trading prohibited

Our insider trading and reporting guidelines, which were most recently revised in February 2018, place restrictions on those in a special relationship with Enbridge (including insiders) when they purchase or sell Enbridge shares or other securities. The guidelines, which fulfill our obligations to stock exchanges, regulators and investors, include the following measures:

•

imposing quarterly and annual trading blackout periods on all directors and officers of Enbridge and its subsidiaries and certain employees, contractors and other persons in a special relationship with Enbridge when financial results are being prepared and have not yet been publicly disclosed (these periods currently begin on the first day following the end of each fiscal quarter or year end and end at the close of trading on the first trading day after we issue a news release disclosing our financial results for that fiscal quarter or year-end) or a Form 10-Q or Form 10-K, as applicable, is filed with the SEC;

•	encouraging and, in the case of directors and executive officers, requiring pre-clearance of all proposed purchases or sales of Enbridge securities with the Corporate Secretary’s office;
•

prohibiting all directors, officers, employees, contractors and other persons in a special relationship with Enbridge and its subsidiaries from purchasing or selling securities of Enbridge or its subsidiaries with knowledge of material non-public information, from disclosing material non-public information to any other persons and from making recommendations or expressing opinions on the basis of material non-public information as to the purchase or sale of securities of Enbridge and its subsidiaries; and

•	prohibiting all directors, officers, employees and contractors of Enbridge and its subsidiaries from engaging in hedging transactions and short sales of Enbridge securities.

Whistle Blower Policy and reporting procedure

Our Whistle Blower Policy and reporting procedures help uphold our strong values and preserve our culture of ethical business conduct.

We introduced the Whistle Blower procedures a number of years ago to protect the integrity of our accounting, auditing and financial processes. We expanded and updated the procedures in 2008 and 2012, and again in 2017.

Complaints about financial or accounting irregularities, unethical conduct or any other compliance issues (including alleged violations of the Statement on Business Conduct) can be made anonymously using the Enbridge Ethics and Conduct Hotline (“Hotline”), which allows for the submission of confidential and anonymous reports through a toll-free telephone number and a web-based reporting system. The Hotline is administered by an independent third-party service provider. Copies of all reports received through the Hotline are provided to the chair of the Audit, Finance & Risk Committee. Individuals can also report concerns about financial or accounting irregularities or unethical conduct confidentially, and directly, to the chair of the Audit, Finance & Risk Committee. All written submissions may be made anonymously and any complaints submitted in a sealed envelope marked “Private and Strictly Confidential” will be delivered to the chair of the Audit, Finance & Risk Committee unopened.

At least once each quarter (sooner if there is an urgent matter), the Chief Compliance Officer reports to the Audit, Finance & Risk Committee about all significant complaints received and to the Safety & Reliability Committee about all significant complaints received on matters within the Safety & Reliability Committee’s mandate. Quarterly reports to the Audit, Finance & Risk Committee also include information about any other significant compliance issues that have been brought to the attention of Enbridge’s Ethics & Compliance Department through quarterly compliance surveys. The Audit, Finance & Risk Committee then determines how to handle any issues or complaints brought to its attention. The committee can hire independent advisors (e.g., outside legal counsel, independent auditors and others) to help investigate and resolve a matter.

Advance Notice By-Law

Enbridge’s By-Law No. 2 sets out advance notice requirements for director nominations (the “Advance Notice By-Law”). It was adopted by the Board on December 2, 2014 and confirmed by shareholders at the annual meeting of shareholders on May 6, 2015. The purpose of the Advance Notice By-Law is to provide shareholders, directors and management of Enbridge with guidance on the nomination of directors. The Advance Notice By-Law is the framework by which the company seeks to fix a deadline by which shareholders of the company must submit director nominations to the company prior to any annual or special meeting of shareholders and sets forth the information that a shareholder must include in the notice to the company for the notice to be in proper written form.

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Pursuant to the Advance Notice By-Law, if a shareholder intends to nominate a person for election as a director of Enbridge at the Meeting, other than pursuant to a shareholder proposal, such nominations must comply with the procedures set out in the Advance Notice By-Law, including providing timely notice in proper written form.

To be timely, the nominating shareholder’s notice must be given: (a) in the case of an annual meeting of shareholders, not less than 30 days prior to the date of the meeting (no later than April 8, 2019, in the case of the Meeting); provided, that if the meeting is to be held less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the meeting was made, notice shall be not later than the close of business on the 10th day following the Notice Date; and (b) in the case of a special meeting (which is not also an annual meeting) of shareholders called for the purpose of electing directors (whether or not also called for other purposes), not later than the close of business on the 15th day following the day on which the first public announcement of the date of the meeting was made. The 2020 annual meeting of shareholders is expected to be held in May 2020 in Calgary, Alberta.

To be in proper written form, a nominating shareholder’s notice must set forth or be accompanied by, as applicable, the information specified in the Advance Notice By-Law regarding both the nominating shareholder and the person whom the nominating shareholder proposes to nominate for election as a director (a “proposed nominee”), as well as the written consent duly signed by the proposed nominee to being named as a nominee for election to the Board and to serve as a director of the company, if elected. Such notice must be promptly updated and supplemented, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting.

Delivery of the notice pursuant to the Advance Notice By-Law may only be given by personal delivery or electronic mail, and shall be deemed to have been given and made only at the time it is served by personal delivery or sent by electronic mail to the secretary of the company at: Corporate Secretary, 200-425-1st Street S.W., Calgary, Alberta, Canada, T2P 3L8 or, in the case of electronic mail, to CorporateSecretary@enbridge.com; provided if such delivery or electronic mail is made on a day which is not a business day or later than 5:00 p.m. (Calgary time) on a day which is a business day, then such delivery or electronic communication shall be deemed to have been made on the subsequent day that is a business day. The chair of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in the Advance Notice By-Law and, if any proposed nomination is not in compliance therewith, to declare that such defective nomination shall be disregarded. The Board may, in its sole discretion, waive any requirement in the Advance Notice By-Law. A copy of Enbridge’s Advance Notice By-Law is available on our website (www.enbridge.com).

The role of the Board

The Board is ultimately responsible for governance at Enbridge and for stewardship of the company. It has full power to oversee the management of our business and affairs. It carries out many of its responsibilities through its five standing Board committees:

•	Audit, Finance & Risk;
•	Corporate Social Responsibility;
•	Governance;
•	Human Resources & Compensation; and
•	Safety & Reliability.

Principal responsibilities

As part of its stewardship responsibility, the Board has the following responsibilities:

•	appoints, evaluates the performance of, and approves the compensation of the President & Chief Executive Officer and approves the appointment of other members of executive management;
•	ensures that processes are in place for succession planning, training and monitoring of senior management;
•	reviews and approves the strategic plan, provides guidance and monitors our progress;
•	helps us identify principal risks, monitors our risk management programs and ensures appropriate systems are implemented to monitor, manage and mitigate those risks;
•	ensures we have processes in place to monitor and maintain the integrity of our internal control and management information systems;
•	ensures the President & Chief Executive Officer and executive management create a culture of integrity, safety and respect throughout the company;
•	develops the company’s approach to corporate governance, including our Corporate Governance Principles and Guidelines; and
•	oversees shareholder communications, public disclosure and corporate communications.

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The Board is responsible for oversight of key areas referred to above and for overseeing corporate financial operation, including changes to capital structure, annual budgets and financing plans, dividend policy, new financings, financial statements and management’s discussion and analysis and the company’s authorities and spending limits policies. In addition, the Board reviews and approves initiatives, investments and transactions that could materially affect the company. The Board also approves and monitors compliance with significant policies and procedures by which the company is governed and operated.

The Board’s responsibilities are described in the terms of reference for the Board, which are attached at Appendix B to this Proxy Statement. These terms of reference are drafted by management under the guidance of the Governance Committee and approved by the Board, which reviews them once per year and updates them as needed. Copies of the terms of reference for the Board and each of the Board committees are also available on our website (www.enbridge.com).

The Board delegates day-to-day management of Enbridge to the President & Chief Executive Officer and senior management, although major capital expenditures, debt and equity financing arrangements and significant acquisitions and divestitures require Board approval.

The Board develops position descriptions for each committee chair. These descriptions are part of their terms of reference and are reviewed annually. The Governance Committee defines the division of duties between the Board and the President & Chief Executive Officer. The terms of reference for the President & Chief Executive Officer are available on our website (www.enbridge.com).

The role of the non-executive chair of the Board

Pursuant to Section 21 of amended General By-law No. 1 (as amended effective upon the closing of the Merger Transaction, “Amended By-Law No. 1”), Gregory L. Ebel shall serve as non-executive chair of the Board from the effective date of Amended By-law No. 1 until the termination of the annual general meeting of Enbridge shareholders during the 2020 calendar year (the “Specified Chair Period”). During the Specified Chair Period, any removal of Mr. Ebel from such position or any modification of the duties and reporting relationships of such position will require the affirmative vote of at least 75% of the entire Board. In the event that Mr. Ebel is unable or unwilling to continue in such office during the Specified Chair Period, the vacancy created thereby will be filled only by an individual who is also a Continuing Spectra Director (as defined in Amended By-Law No. 1) unless otherwise approved by the affirmative vote of at least 75% of the entire Board. The Board shall nominate Mr. Ebel as a director of Enbridge and the Board and Enbridge shall use their best efforts to obtain the election as a director of Mr. Ebel by the Enbridge shareholders at each meeting of the Enbridge shareholders called to consider the election of directors prior to the 2020 annual general meeting.

Section 45 of Amended By-law No. 1 provides the duties of the non-executive chair of the Board, and these are also contained in the Terms of Reference for the Chair of the Board, available on our website (www.enbridge.com).

Strategic planning

The Board is responsible for reviewing our strategic planning process and for reviewing and approving our strategic plan. The Board devotes at least one meeting per year to the strategic plan. In addition, the Board discusses strategy with management at every regular Board meeting throughout the year, oversees the implementation of the plan, monitors our progress, considers any adjustments to the plan and reviews and approves any transactions it believes will have a significant impact on the plan or our strategic direction.

Safety and operational reliability remains Enbridge’s number one priority and sets the foundation for the strategic plan. You will find more information about our strategic priorities in our annual report which is available on our website (www.enbridge.com).

Risk oversight and management

Risk oversight and management is an important role for the Board and Board committees. The Board is responsible for identifying and having an understanding of the principal risks of the company’s business and ensuring that appropriate systems are implemented to monitor, manage and mitigate those risks. Each year, management prepares a corporate risk assessment report for the Board which assesses enterprise-wide risks and highlights top risks. Management regularly updates the Board and committees on our top risks.

Our annual report on Form 10-K filed with the SEC and on SEDAR on February 15, 2019, including our management’s discussion and analysis for the year ended December 31, 2018, contains more information about the risks applicable to Enbridge, and is available on our website (www.enbridge.com) and on www.sedar.com and www.sec.gov.

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Board committees’ role in risk management

To better identify, manage and mitigate risk, the corporate risk assessment report is reviewed annually by the four Board committees with enterprise-wide risk management responsibility: the Audit, Finance & Risk Committee, the Safety & Reliability Committee, Corporate Social Responsibility Committee and the Human Resources & Compensation Committee (“HRC Committee”). As a result of such review, each committee makes recommendations to the Board in respect of company practices. In addition, the Board committees can authorize the implementation of systems that address risks within the scope of their responsibility and monitor them to ensure they remain effective.

Board committee	Risk oversight responsibilities
Audit, Finance & Risk Committee

Oversight of the company’s strategies, policies and practices relating to assessing, managing, preventing and mitigating risk and the integrity of our financial statements and financial reporting process, including the annual review of the company’s principal and financial risks and insurance program.

Safety & Reliability Committee	Oversight of safety and operational risk including pipeline and facility integrity management, security, emergency response, enterprise-wide safety culture and environment, health and safety.
Corporate Social Responsibility Committee

Oversight of corporate social responsibility and sustainability matters including climate and energy, Indigenous rights and relationships, stakeholder engagement, government relations and environmental, social and governance matters, as well as our reporting in this area.

Human Resources & Compensation Committee

Oversight of people- and compensation-related risk, ensuring our compensation program and practices do not encourage inappropriate or excessive risks that could have a material adverse impact on the company; succession planning; and pension, retirement and savings plans.

Governance Committee	Oversight of corporate governance framework, including director appointment, education and evaluation processes, Enbridge’s corporate governance practices and Statement on Business Conduct.

Each committee reports to the Board, which coordinates the company’s overall risk management approach.

For further information on each Board committee’s role in risk management, please refer to “Board committees”, beginning on page 44.

Internal controls

The Board seeks assurance at least annually that our internal control systems and management information systems are operating effectively.

The Board has delegated responsibility for reviewing our quarterly and annual financial statements to the Audit, Finance & Risk Committee. The Audit, Finance & Risk Committee reviews and approves our quarterly financial statements and recommends our annual financial statements to the Board for approval. The committee is also responsible for overseeing our internal audit function and senior management reporting on internal controls.

Corporate communications

The Board reviews and approves all major corporate communications policies, including our corporate disclosure guidelines. It also reviews and approves all corporate disclosure documents, including our annual report to shareholders, MD&A and proxy statement.

The Board works to ensure we communicate effectively with shareholders, the public and other stakeholders to avoid selective disclosure.

Succession planning

The Board is responsible for:

•	appointing the President & Chief Executive Officer and ratifying the appointment of other members of executive management;
•	monitoring senior management’s performance; and
•	annually reviewing the succession strategy for all senior management positions.

It delegates responsibility for reviewing our policies and procedures relating to employment, succession planning and compensation (including executive compensation) to the HRC Committee.

The HRC Committee is also responsible for:

•	making sure we have appropriate programs for dealing with succession planning and employee retention;
•	monitoring the performance of senior management;
•	overseeing human capital risk to make sure our management programs (including those for our officers) effectively address succession planning and employee retention;

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•	overseeing the design of our compensation programs; and
•	reporting to the Board on organizational structure and succession planning matters.

Our expectations of our directors

Our directors are expected to act in the best interests of Enbridge. They have a duty of care to exercise in both decision-making and oversight.

Independence

First and foremost, we believe in the importance of an independent board. The Governance Committee is responsible for making sure the Board functions independently of management.

The majority of our directors must be independent, as defined by Canadian securities regulators in NI 52-110, NYSE rules and the rules and regulations of the SEC. The Governance Guidelines provide that the Board shall consist of a substantial majority of independent directors. The Board uses a detailed annual questionnaire to assist in determining if a director is independent.

The Board has determined that 10 of our 13 directors are independent. Mr. Monaco is not independent because he is our President & Chief Executive Officer and a member of management. Mr. Ebel is not independent because until the Merger Transaction, he was the Chairman, President and Chief Executive Officer of Spectra Energy and he remained a non-executive employee of Spectra Energy until April 15, 2017. Mr. Tutcher is not independent because he is an employee of Brookfield, whose subsidiary and institutional partners made payments to Enbridge in 2018 for property or services in an amount which exceeds 2% of Brookfield’s consolidated gross revenues. See “Director independence” on page 17 for more information.

Enbridge’s Amended By-law No. 1 became effective upon the Merger Transaction and specifies requirements relating to the non-executive chair of the Board. See “The role of the non-executive chair of the Board” beginning on page 37.

The Governance Committee has developed guidelines to ensure each director is aware of the expectations placed on him or her as a director. Key expectations include meeting attendance, financial literacy and ethical conduct.

Separate CEO and Board Chair

Mr. Monaco is the President & Chief Executive Officer of Enbridge. Mr. Ebel is the non-executive Chair of the Board. Mr. Ebel is not independent for the reasons referred to under “Independence” above.

Meetings of non-management directors

Our Governance Guidelines, available on our website (www.enbridge.com), provide that the Board meets regularly in camera without officers of the company present. The non-management directors also hold regularly scheduled meetings without management Directors present and may invite management Directors and members of the management to attend as they may determine. The Chair of the Board presides over these meetings and provides the President & Chief Executive Officer with a summary of the matters discussed at these meetings, including any issues that the Board expects management to pursue.

To facilitate leadership and open and candid discussion among independent directors, the independent directors are given the opportunity to hold in camera meetings should the need arise. In 2018, the directors met in camera following seven of the Board meetings and after each committee meeting. In the event that the non-management Directors include Directors who are not independent under applicable stock exchange rules, the company should, at least once per year, schedule an executive session including only independent directors. The directors held one such executive session of only the independent directors in 2018. The chair of the Audit, Finance & Risk Committee, or in his absence, the chair of the Governance Committee, will preside over such meetings of independent directors. The Board does not have an independent lead director.

Other directorships

Our directors may serve on the boards of other public companies and together on the boards and committees of other public entities, as long as their outside positions and common memberships do not affect their ability to exercise independent judgment while serving on our Board. See “Compensation committee interlocks and insider participation” on page 20 for information about two of our directors who serve together on one other board.

Directors who serve on our Audit, Finance & Risk Committee cannot sit on the audit committees of more than two other public entities unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on our Audit, Finance & Risk Committee.

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External consultants and other third parties

To make sure the Board functions independently of management, Board committees have the flexibility to meet with external consultants and Enbridge employees without management whenever they see fit. The Board and Board committees may also hire independent advisors, as needed, at Enbridge’s cost.

Attendance

We expect directors to attend all Board and Board committee meetings of which they are a member as well as the annual meeting of shareholders. The Governance Committee reviews each director’s attendance record every year. If a director has a poor attendance record, the committee chair and Chair of the Board will discuss and recommend how to handle the matter. A director whose attendance record continues to be poor may be asked to leave the Board. Please see information on attendance in the “Director profiles” beginning on page 9 and under “Director attendance in 2018” on page 18.

Financial literacy

The Board defines an individual as financially literate if he or she can read and understand financial statements that are generally comparable to ours in breadth and complexity of issues. The Board has determined that all of the members of the Audit, Finance & Risk Committee are financially literate according to the meaning of NI 52-110 and the rules of the NYSE. It has also determined that Mses. Madden and Williams and Messrs. Coutu and England each qualify as “audit committee financial experts” as defined by the Exchange Act. The Board bases this determination on each director’s education, skills and experience.

Orientation and continuing education

The Board recognizes that proper orientation and continuing education are important for directors to fulfill their duties effectively. It has delegated these responsibilities to the Governance Committee, which has developed a comprehensive program for new directors and for directors who join a committee for the first time. Following the closing of the Merger Transaction, onboarding sessions were held for all directors to become more familiar with Enbridge’s combined businesses and operations, financial policies and compliance programs.

Orientation

Every new director meets with the Chair of the Board, the President & Chief Executive Officer and executive and senior management to learn about our business and operations and participates in tours of our sites and facilities.

New directors are also given a copy of the Board manual, which contains:

•	Corporate Governance Principles and Guidelines and the Terms of Reference for the Board and each of its committees, the Chair and the President & CEO;
•	personal information about each of the directors and senior officers;
•	a list of the members of the Board, the members of the Board committees and all meeting dates;
•	organizational charts (corporate and management);
•	our financial risk management policies and treasury authority limitations;
•	information about statutory liabilities;
•	information about the directors’ and officers’ liability programs;
•	our insider trading and reporting guidelines;
•	indemnification agreements;
•	information about our dividend reinvestment and share purchase plan;
•	our Statement on Business Conduct; and
•	public disclosure documents for Enbridge and certain subsidiaries.

Directors are notified whenever there are updates to these documents. The manual and any updates are also made available electronically.

Continuing education

Our continuing education program for directors focuses on providing information relating to our business, industry, competitive environment and key risks and opportunities. We offer education sessions for directors on key topics and encourage them to participate in associations and organizations that can broaden their awareness and knowledge of developments related to our business.

Directors can also request presentations on a particular topic. Throughout their tenure, directors have discussions with the Chair of the Board, receive quarterly presentations from senior management on strategic issues and

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participate in tours of our operations. Quarterly briefings include reviews of the competitive environment, our performance relative to our peers and any other developments that could materially affect our business. The table below lists the internal seminars and other presentations we offered in 2018 and director participation.

Date	Topic	Presented/hosted by	Who attended
February 13, 2018	U.S. Tax Reform	Enbridge	All members of the Board
August 1, 2018	Global Crude Fundamentals	Global Energy Commodity Analysis, RBC	All members of the Board except Ms. Carter
August 1, 2018	The Future of Electric Utilities	Boston Consulting Group	All members of the Board except Ms. Carter

We also pay for continuing education opportunities through third parties and we encourage directors to pursue director education seminars and courses offered externally.

Mr. Coutu and Mses. Kempston Darkes and Williams are members of the Institute of Corporate Directors (ICD). Ms. Kempston Darkes was recognized by the ICD in 2011 with a Fellowship Award, which the ICD considers to be the highest distinction for directors in Canada.

Board evaluation

The Governance Committee is responsible for assessing the performance of the Board and its Chair, the Board committees and individual directors on an ongoing basis.

Assessing the Board and Chair of the Board

All of the directors complete a confidential questionnaire every year so they can evaluate the effectiveness of the Board and suggest ideas for improving performance. The questionnaire is designed to provide constructive input to improve overall Board performance and includes questions on:

•	Board composition;
•	effectiveness of the Board, Board meetings, individual directors and Chair of the Board;
•	duties and responsibilities; and
•	the evaluation process for the CEO and CEO succession planning.

The evaluation process includes additional questions for directors to evaluate their peers. The directors are asked to consider criteria such as skills and experience, preparation, attendance and availability, communication and interaction with Board members and/or management and business, company and industry knowledge. Directors are encouraged to comment broadly, positively and negatively, on any issue concerning the Board, Board committees and director performance.

Directors submit their completed questionnaires to the chair of the Governance Committee, who presents the feedback to the Chair of the Board. The chair of the Governance Committee then presents the summary to the Board. The Board discusses the results and develops recommendations during a roundtable discussion held during an in camera session of the Board conducted by the Chair of the Board.

From time to time, the Chair of the Board meets informally with each director, to discuss performance of the Board, Board committees and other issues.

Board committee assessments

Each director also completes a confidential questionnaire for each Board committee of which they are a member. The questionnaire is designed to facilitate candid conversation among the members of each Board committee about the Board committee’s overall performance, function, areas of accomplishment and areas for improvement. This session takes place in camera at the first Board committee meeting after the directors complete their questionnaires.

The questionnaire helps the Board ensure that each Board committee is functioning effectively and efficiently and fulfilling its duties and responsibilities as described in its terms of reference. It includes questions about:

•	the composition of the Board committee;
•	the effectiveness of the Board committee, Board committee meetings and the committee chair; and
•	the development processes for the Board committee.

Completed questionnaires are submitted to the chair of the Governance Committee, who summarizes them and provides a copy to each Board committee chair and the Chair of the Board. Each committee discusses the results and develops recommendations during an in camera session of the committee.

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Director term limits

Under our Governance Guidelines for the Board, a director will retire at the next annual meeting of shareholders after he or she reaches the age of 73, or after 15 years of service on the Board, whichever comes first. Members of the Board as at January 1, 2011, who reach 15 years of service before age 73, may remain on the Board to age 73. A director may be asked to remain on the Board for an additional two years after age 73 if the Board unanimously approves the extension. If a director receives an extension, he or she is not eligible to serve as Chair of the Board or chair of any of the Board’s five standing Board Committees.

Identifying new candidates

The Governance Committee serves as the Board’s nominating committee and has accountability for the oversight of the Board and committee succession planning process and for making recommendations to the Board for the appointment of new Board and committee members. The Governance Guidelines provide that the Board should possess, as a group, the competencies, skills and characteristics necessary to develop and oversee the implementation of the strategic vision of the company and such other qualities as the Board shall identify from time to time. These characteristics and qualities include knowledge, experience, high ethics and standards, integrity, independent judgment, understanding of the company’s business and willingness to devote adequate time to Board duties. The Board also looks for diversity in a nominee such that the nominee can enhance perspective and experiences through diversity. The Board has adopted a diversity policy applicable to the Board and senior management of the company. The diversity policy sets out key criteria for the composition of the Board, including a target in which each gender comprises at least one-third of the independent directors. For further details, see “Diversity” below. The Governance Committee also considers all candidates recommended by the company’s shareholders.

The Chair of the Board, the President & Chief Executive Officer and the chair of the Governance Committee, with the support of the Corporate Secretary and external advisors, monitor the composition of the Board and committees on an ongoing basis and make recommendations to the Governance Committee in fulfillment of its mandate.

The Corporate Secretary maintains a Board composition plan which includes information pertaining to the current directors and a live inventory of potential Board candidates. The information pertaining to current directors includes business experience, occupation, residence, gender, age, years on the Board, retirement date, other board commitments, equity ownership, independence and other relevant information, as well as skills matrix for all of the directors’ skills, updated annually or more frequently, as required. The President & Chief Executive Officer and the Corporate Secretary meet regularly to consider and plan for upcoming Director retirements, taking into account relevant factors including directors’ skills, age, tenure and diversity. From time to time, executive search consultants are engaged to undertake external searches for potential director candidates, with the particulars of the executive search consultant’s mandate determined through dialogue between the Chair of the Board, the President & Chief Executive Officer and the chair of the Governance Committee. The Chair of the Board and the President & Chief Executive Officer have primary responsibility for the assessment of Director candidates for recommendation to the Governance Committee and the Board.

Enbridge’s Amended By-law No. 1, available on our website, also contains certain requirements for the appointment of new directors until the termination of the annual general meeting of Enbridge shareholders during the 2019 calendar year.

Diversity

Board diversity

We are committed to increasing the diversity of our Board over time by actively seeking qualified candidates who meet diversity criteria. Enbridge is one of over 40 founding members of the Canadian Board Diversity Council.

In February 2015, the Board formally adopted a written diversity policy to highlight our approach to diversity and the importance we place on differences in skills, experience as well as diversity considerations such as gender, age and ethnicity. The diversity policy sets out key criteria for the composition of the Board, including the objective to have a Board composition in which each gender comprises at least one-third of the independent directors. The Governance Committee reviews the diversity policy and its targeted objectives annually to assess its effectiveness and reports to the Board and recommends any revisions that may be necessary.

Mses. Madden and Cunningham were appointed to the Board on February 12, 2019 and February 13, 2019, respectively. With the appointment of Mses. Madden and Cunningham, five of Enbridge’s 13 directors, or

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approximately 38% of the Board (and 50% of our 10 independent directors) are women. All five women directors are standing for election or re-election, as applicable, at the Meeting.

Senior management diversity

Enbridge’s diversity policy also provides for increasing diversity in senior management and includes the objective to have at least one-third of senior management roles at Enbridge occupied by women.

Our “executive officers” as defined in National Instrument 51-102 Continuous Disclosure Obligations consist of our President & CEO and our seven Executive Vice Presidents. One of these eight “executive officers”, or approximately 12.5%, is a woman. Eight of the 32 officer positions at Enbridge are currently held by women, for a total of 25%. For these purposes, Enbridge did not have any “major subsidiaries” (assets or revenues comprising 30 percent or more of the consolidated assets or revenues of the company as at December 31, 2018) that had operations or employees. However, when we consider all of the officers of Enbridge and these “major subsidiaries”, 16 of the 60 officer positions are currently held by women, for a total of approximately 27%.

In identifying candidates for senior management roles, professional experience, educational background, skills and knowledge, as well as diversity considerations such as gender, age and ethnicity, are taken into account.

Promoting diversity, equality and inclusion in our workforce

Enbridge is building a diverse, inclusive and respectful workplace by implementing meaningful strategies to empower employees and ensure we attract, develop and retain diverse talent. Enbridge strives to ensure it is a workplace where everyone is welcome, valued and connected. We embrace diversity and inclusion because we know that diverse backgrounds, abilities and perspectives lead to better decisions, and help keep us innovative and dynamic, in turn supporting the achievement of our business goals. Our commitment is underpinned by our Corporate Social Responsibility Policy, available on our website.

We have an executive-led Diversity & Inclusion Steering Committee representing a variety of business areas and locations. The steering committee works with four regional Diversity & Inclusion Advisory Groups to drive regional priorities through leadership, advocacy, education and representation. We further foster diversity and inclusion through 10 employee resource groups that employees lead in various locations across the company.

Enbridge has adopted a Diversity & Inclusion strategy which outlines three goals, supported by specific actions, over three years:

1.	empower employees to model inclusive behaviors;
2.	build a diverse and inclusive workplace; and
3.	attract and retain diverse talent.

The company has set aspirational targets to increase diversity in the workforce.

Shareholder engagement

We believe active engagement with our shareholders is essential to good corporate governance and we do so on an ongoing basis and in a variety of ways, tailored to the specific needs and interests of a wide array of shareholder groups.

Our main shareholder event is our annual Investment Community Conference, which provides an opportunity for shareholders to obtain an update on the company and ask questions of our executive team outside of our quarterly earnings presentations. This event, along with our annual meeting of shareholders and quarterly earnings presentations, is webcast and accessible to a broad audience of investors. Presentations, audio recordings and transcripts are available on our website for a period of at least 12 months following events.

Members of our executive team, including our CEO and CFO, Presidents of our business units, as well as representatives from investor relations and corporate social responsibility departments also meet with shareholders throughout the year directly, and by way of investor roadshows in a variety of cities. To further our investor outreach, we also participate in several third party hosted investor conferences.

In addition to discussion of business results and initiatives, strategy and capital structure, topics discussed over the past year included environmental, social and governance policies and performance.

A list of upcoming and past events and presentations, as well as investor documents and filings, can be found on our website (www.enbridge.com). Enbridge is also committed to communicating with shareholders through our website, where current and potential investors are invited to contact the Investor Relations team online, by letter, phone or email.

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You can also write to our Board, the Chair of the Board or to individual directors at the following address or by email to corporatesecretary@enbridge.com:

c/o Corporate Secretary

Enbridge Inc.

200, 425 – 1st Street S.W.

Calgary, Alberta, Canada T2P 3L8

Questions may also be directed to our investor relations personnel at investor.relations@enbridge.com or 1-800-481-2804.

Board committees

Our Board has five standing Board committees to help it carry out its duties and responsibilities:

•	Audit, Finance & Risk
•	Corporate Social Responsibility
•	Governance
•	Safety & Reliability
•	Human Resources & Compensation

The Board has delegated certain responsibilities to each Board committee, including overseeing risk management systems that are within the scope of the responsibilities of each Board committee. Each Board committee is made up entirely of independent directors.

Mr. Monaco, our President & Chief Executive Officer, is not a member of any Board committee, nor is the Chair of the Board; however, both attend committee meetings.

The Governance Committee annually reviews Board Committee memberships and recommends Committee membership changes and assignments to the Board.

Board committee meetings generally take place before each regularly scheduled Board meeting. Each Board committee also meets in camera, independent of management, following the regular Board committee meeting. They also meet with external consultants and/or Enbridge staff, without management present, whenever they see fit.

Each Board committee reports regularly to the Board and makes recommendations on certain matters as appropriate. The Governance Committee is responsible for recommending the role of each Board committee to the Board.

Report of the Audit, Finance & Risk Committee

The Audit, Finance & Risk Committee fulfills public company audit committee obligations and assists the Board with oversight of: the integrity of the company’s financial statements; the company’s compliance with legal and regulatory requirements; the independent auditor’s qualifications and independence; and the performance of the company’s internal audit function and external auditors. The committee also assists the Board with the company’s risk identification, assessment and management program.

Responsibilities

The Audit, Finance & Risk Committee assists the Board in overseeing:

•	the integrity of our financial statements and financial reporting process;
•	the integrity of our management information systems, disclosure controls, financial controls and internal audit function;
•	our external auditors and ensuring they maintain their independence; and
•	our compliance with financial and accounting regulatory requirements and our risk management program.

The Audit, Finance & Risk Committee is responsible for ensuring the committee, our external auditors, our internal auditors and management of Enbridge maintain open communications.

The Audit, Finance & Risk Committee is responsible for:

Financial reporting

•	reviewing our annual financial statements and notes and MD&A and recommending them to the Board for approval;
•	reviewing and approving (or recommending to the Board for approval) our interim financial statements and MD&A;
•	reviewing earnings releases and recommending them to the Board for approval;

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•	discussing with management and the external auditors any significant issues regarding our financial statements, accounting policies and internal controls;
•	reviewing any litigation, claim or contingency that could have a material effect on the financial position of the company and, if applicable, the disclosure in the financial statements;
•

reviewing the post-audit or management letter containing the recommendations of the external auditors and management’s response, including an evaluation of the adequacy and effectiveness of the internal financial controls;

•	reviewing with management any anticipated changes in reporting standards and accounting policies;
•	reviewing annually the approach taken by management in the preparation of earnings press releases as well as financial information and earnings guidance provided to analysts and ratings agencies; and
•	reviewing and monitoring the financial positions of and funding exposure under the company’s pension plans.

Internal controls and internal audit

•	overseeing management’s system of disclosure controls and procedures;
•	overseeing the internal controls over financial reporting;
•	reviewing with management the company’s administrative, operational and accounting internal controls, including controls and security of the computerized information systems;
•	overseeing the internal audit function;
•	reviewing the reports of the internal auditor;
•	approving the appointment of the Chief Audit Executive; and
•	adopting and reviewing annually the internal audit charter.

The internal auditors report directly to the Audit, Finance & Risk Committee. They meet regularly with the committee, in camera, without any members of management present. The chair of the committee also meets with the internal auditors from time to time, to discuss significant issues.

External auditors

•	reviewing the qualifications, performance and independence of our external auditors and recommending their appointment to the Board;
•	reviewing all audit and non-audit services to be provided by the external auditors, including proposed fees, and pre-approving them, consistent with our policy; and
•	setting the compensation of the external auditors, reviewing their performance, overseeing their activities and retaining them in their role as external auditors.

The external auditors report directly to the Audit, Finance & Risk Committee. They meet regularly with the committee, in camera, without any members of management present. The chair of the committee also meets with the external auditors from time to time, to discuss significant issues.

Finance

•	reviewing the issuance of securities by Enbridge and authorizing or recommending such matters to the Board for approval;
•	overseeing the filing of prospectuses or related documents with securities regulatory authorities; and
•	reviewing changes to credit facilities and inter-company financing transactions and recommending them to the Board for approval where applicable.

Risk management

•	overseeing the annual review of Enbridge’s principal risks, including financial risks, as they pertain to the committee’s mandate;
•	reviewing risks in conjunction with internal and external auditors;
•	monitoring our risk management programs and policies as they pertain to the committee’s mandate; and
•	reviewing our annual report on insurance coverages.

Together with the Board, the committee also reviews with senior management, internal counsel and others as necessary:

•	our method of reviewing risk and our strategies and practices related to assessing, managing, preventing and mitigating risk; and
•	loss prevention policies and risk management programs.

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2018 highlights

Following are highlights of the activities of the Audit, Finance & Risk Committee in 2018:

Audits and financial reporting

•	reviewed annual MD&A and financial statements and notes and recommended them to the Board for approval;
•	reviewed and approved the interim MD&A and financial statements;
•

reviewed public disclosure documents containing audited or unaudited financial information, including annual and interim earnings press releases, prospectuses and the annual report, and recommended them to the Board for approval for public release;

•	reviewed and approved the pension plan annual financial statements and received an annual pension report; and
•	the chair of the Audit, Finance & Risk Committee reviewed and approved the prior year’s expenses of the President & Chief Executive Officer.

Internal controls

•	reviewed the quarterly internal controls compliance reports;
•	reviewed the internal audit role and audit plan and received quarterly internal audit reports; and
•	reviewed and reapproved the internal audit charter.

Compliance

•	received quarterly updates on the ethics and conduct hotline activity from the Chief Compliance Officer.

External auditors

•	reviewed the qualifications and independence of PwC;
•	recommended appointment of PwC by shareholders and reviewed and approved the 2018 engagement letter (including the terms of engagement and proposed fees);
•	pre-approved all non-audit services to be provided by PwC that are allowed under the committee’s policy and approved an updated independent auditor services pre-approval policy;
•	reviewed the performance of PwC; and
•	reviewed PwC’s report on compliance with Sarbanes-Oxley.

Finance

•	reviewed quarterly treasury management reports;
•	reviewed unbudgeted capital commitments under Management’s authority and recommended spending authorities be refreshed to the Board for approval; and
•

reviewed financing plans including additional financing transactions not originally included in the 2018 annual financing plan, credit facilities and inter-company financing transactions, and recommended them to the Board for approval.

Risk management

•	reviewed the quarterly financial risk management reports;
•	reviewed and approved the corporate risk assessment report as it pertains to the committee’s mandate;
•	approved credit exceptions under the risk policy; and
•	reviewed the annual report on insurance coverages and insurance renewal strategy.

The committee also provided oversight over the finance transformation and enterprise resource planning program following the Merger Transaction.

Governance

The Audit, Finance & Risk Committee met four times in 2018 and reviewed its performance in 2018. The committee reviewed the qualifications of its members, and recommended to the Board members who it believes can be properly considered audit committee financial experts. It held in camera meetings without management present at each of its regularly scheduled meetings with the Chief Audit Executive of Internal Audit as well as with the external auditors and then it met on its own in camera. Before each meeting, the chair of the committee met with the Chief Financial Officer to discuss the agenda items for the meeting and any significant issues. The chair also met with the senior partner of the external auditors assigned to Enbridge’s audit before each meeting. In October 2018, the committee reviewed its terms of reference and approved minor amendments.

The Audit, Finance & Risk Committee has:

•	reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2018 with the company’s management and the external auditor, PwC;

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•	discussed with PwC the matters that are required to be discussed under Public Company Accounting Oversight Board (“PCAOB”) standards governing communications with audit committees; and
•

been provided by PwC the written disclosures and the letter required by applicable requirements of the PCAOB regarding its communications with the Audit, Finance & Risk Committee concerning independence, and discussed with PwC that firm’s independence.

Based on the review and discussions referenced above, the Audit, Finance & Risk Committee recommended to the Board that the financial statements for the fiscal year ended December 31, 2018 be included in the company’s 2018 Annual Report on Form 10-K, for filing with the SEC.

Chair:	J. Herb England
Members:	Clarence P. Cazalot, Jr., Marcel R. Coutu, Charles W. Fischer, Teresa S. Madden and Catherine L. Williams

Report of the Corporate Social Responsibility Committee

The Corporate Social Responsibility Committee provides oversight of, and carries out the responsibilities delegated by the Board related to, corporate social responsibility (“CSR”) and sustainability matters.

Responsibilities

The Corporate Social Responsibility Committee is responsible for assessing, and providing oversight of, our policies, strategies and performance related to CSR and sustainability. The Corporate Social Responsibility Committee also reviews our public reporting in this area.

Matters within the committee’s mandate include:

•	social, political and environmental trends, risks and opportunities that could affect the company’s business strategy and performance;
•	actions the company can take to be, and be known as, a responsible and good corporate citizen in the communities in which it operates, while furthering its long-term business objectives; and
•

communication, engagement and relationship-building with communities, stakeholders, decision makers and Indigenous Peoples critical to the company’s ability to build and sustain public trust and confidence.

The Corporate Social Responsibility Committee is also responsible for reviewing and recommending to the Board policies and priorities to guide Enbridge’s performance on:

•	stakeholder engagement;
•	Indigenous engagement;
•	climate and energy;
•	community investment;
•	community and landowner awareness on pipeline safety;
•	political contributions;
•	government relations;
•	public policy; and
•	internal and external communications.

The Corporate Social Responsibility Committee assesses the company’s progress on integrating social and environmental considerations into our business decision-making and may, depending on the nature of the matter, consider results from reviews on issues that fall within its mandate. The committee provides oversight on performance measures and outcomes on key social and environmental issues, as well as our methods of communicating on CSR related matters and policies. It receives regular reports from management on how the company is complying with relevant public and corporate requirements. It monitors developments on issues that are material to Enbridge’s credibility and reputation and provides oversight on how well we are responding to new environmental, social and governance (ESG) risks and opportunities.

2018 highlights

Following are highlights of the activities of the Corporate Social Responsibility Committee in 2018:

Assessing corporate policies, procedures and practices

•

following the Merger Transaction, continued to provide oversight on the integration of policies, procedures and practices on CSR and related issues including reporting and disclosure on ESG matters, climate policy, Indigenous engagement, public awareness programs, community engagement and investment, and engagement with governments;

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•	received updates on key social, political and environmental issues, impacts, risks and trends of consequence to our businesses;
•	reviewed management strategies and systems for performance, accountability and risk management on Indigenous issues;
•	reviewed management strategies and systems for performance, accountability and risk management on climate-related issues;
•	received management’s reports on regulatory issues and compliance as well as government relations activities;
•	received management’s reports on investor engagement on ESG matters; and
•	discussed and approved the corporate risk assessment report as it pertains to the committee’s mandate.

Reviewing our work with government, Indigenous peoples, stakeholders and regulators

•	assessed results from management’s consultation and engagement with Indigenous groups on specific projects and operations;
•

reviewed and discussed actions being taken by management to ensure that corporate and regulatory requirements for engagement with local communities and Indigenous are met across all projects and operations;

•

received briefings on additional steps being taken by management to respond to Indigenous concerns and enter into agreements and/or collaborations that provide interested Indigenous communities with enhanced opportunities for economic participation in our projects and operations and the development of joint initiatives on pipeline safety and environmental and cultural protection;

•	received reports on community investments, including donations to charitable organizations and operating communities; and
•

received updates on the company’s engagement with key stakeholders impacted by company projects and operations through open houses, meetings, public awareness programs and social media and digital communications.

Monitoring and reporting CSR performance

•

received and reviewed a discussion paper focused on “Indigenous Rights and Relationships in North American Energy Infrastructure”, prepared in response to a shareholder resolution tabled at the company’s 2017 annual meeting of shareholders;

•	received reporting on enterprise-wide performance on key ESG topics in our 2017 annual Sustainability Report;
•

monitored developments related to climate change and how we are responding to new regulatory and market dynamics on climate and energy issues, including the implications of new provincial, state and federal policies in the US and Canada on greenhouse gas emissions reduction; and

•	monitored developments relating to potential changes to federal regulatory frameworks for impact assessment and permitting in both Canada and the US.

Awards and recognition

The Corporate Social Responsibility Committee supports our continuing involvement in social, environmental and governance initiatives that have resulted in Enbridge receiving significant positive external recognition in recent years, including the following recognitions in 2018:

•	2018 Global 100 List of the Most Sustainable Companies;
•	Best 50 Corporate Citizens in Canada;
•	Dow Jones Sustainability North America Index;
•	Thomson Reuters iX Global Diversity and Inclusion Index;
•	Bloomberg Gender Equity Index (January 2019);
•	2018 Canada’s Top 100 Employers;
•	2018 Canada’s Best Diversity Employers;
•	2018 Canada’s Top Employers for Young People;
•	2018 Top Employers for Canadians Over 40;
•	Globe and Mail Corporate Governance Rankings; and
•	Chartered Professional Accountants of Canada Silver Award for Excellence in Corporate Reporting.

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Governance

The Corporate Social Responsibility Committee met four times in 2018 and reviewed its performance in 2018. The committee held in camera meetings without management present at the end of each meeting. Before each meeting, the chair of the committee met with executive management to discuss the agenda items for the meeting and any significant issues. In October 2018, the Corporate Social Responsibility Committee reviewed its terms of reference and approved amendments thereto.

Chair:	V. Maureen Kempston Darkes
Members:	Pamela L. Carter, Charles W. Fischer, Michael E.J. Phelps and Dan C. Tutcher

Report of the Governance Committee

The Governance Committee fulfills public company nominating/corporate governance committee obligations and carries out the responsibilities delegated by the Board related to the company’s director nominations process, director compensation and developing and maintaining the company’s corporate governance policies.

Responsibilities

The Governance Committee focuses on ensuring we have a comprehensive system of stewardship and accountability for directors, management and employees that is in the best interests of Enbridge.

The Governance Committee is responsible for developing our approach to governance, including the division of duties between the Chair of the Board, directors, the President & Chief Executive Officer and management.

It is responsible for:

•	recommending matters about overall governance to the Board;
•	reviewing the terms of reference for the Board and the Board Committees;
•	setting corporate governance guidelines for the Board; and
•	reviewing management’s compliance reports on corporate governance policies, including the Statement on Business Conduct.

The Governance Committee works closely with the Corporate Secretary and other members of management to keep abreast of governance trends and implement board governance best practices.

Board composition, education and evaluation

The Governance Committee is responsible for:

•	developing a Board composition plan and recommending the nomination of directors to the Board and Board Committees;
•	establishing formal orientation and education programs for directors;
•	reviewing and reporting to the Board on risk management matters relating to corporate liability protection programs for directors and officers;
•	assessing the performance of the Board, Board Committees, the Chair of the Board and individual directors;
•	monitoring the quality of the relationship among Board members and Board Committees and with management and recommending any changes; and
•	ensuring the Board functions independently of management.

One of the Governance Committee’s objectives is to nominate a balanced mix of members to the Board who have the necessary experience and expertise to make a meaningful contribution in carrying out duties on behalf of the Board. It sets guidelines for recruiting new talent with criteria for relevant expertise, senior management experience or other qualifications. See “Identifying new candidates” and “Diversity” on page 42 for more information.

The Governance Committee manages the annual performance review of the Board. See “Board evaluation” beginning on page 41 for more information.

Compensation

The Governance Committee is responsible for reviewing and setting director compensation. In 2018, all Board retainers were paid in United States dollars and the Board retainer was increased. See “Director compensation” on page 54 for more information.

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2018 highlights

Following are highlights of the activities of the Governance Committee in 2018:

•	reviewed proxy voting recommendations and annual meeting voting results for the 2018 annual meeting;
•	approved revised Insider Trading & Reporting Guidelines and Disclosure Guidelines;
•	approved our statement on corporate governance practices for this Proxy Statement;
•	received reports on employee and director compliance with the Statement on Business Conduct;
•	provided oversight over Board governance and Board committee composition;
•	provided oversight over the integration of governance policies, procedures and practices following the Merger Transaction;
•	received management’s reports on developments in corporate governance and disclosure;
•	monitored implementation of the company’s diversity policy;
•	reviewed the Board composition plan and skills matrix and analyzed the implications our strategic plan has on Board composition;
•	reviewed the qualifications and independence of all members of the Board;
•	reviewed the composition of the Board committees;
•	participated in Board succession planning;
•	reviewed management’s reports on our director and officer liability protection program and management information systems; and
•	conducted the Board evaluation process for 2018 and reviewed and reported to the Board on the results of the various assessments.

Awards

Ms. Carter received a 2018 Sandra Day O’Connor Board Excellence Award honoring her for her demonstrated commitment to board diversity.

Governance

The Governance Committee met four times in 2018 and reviewed its performance in 2018. The committee held in camera meetings without management present at each meeting. Before each meeting, the chair of the committee reviews agenda items for the meeting and discusses any significant issues with management. In October 2018, the Governance Committee reviewed its terms of reference, and no changes were adopted.

Chair:	Pamela L. Carter
Members:	Marcel R. Coutu, Teresa S. Madden and Michael E.J. Phelps

Report of the Safety & Reliability Committee

The Safety & Reliability Committee provides oversight of operational matters and carries out the responsibilities delegated by the Board related to safety and reliability.

Responsibilities

The Safety & Reliability Committee is responsible for the oversight of operational matters and reviews and makes recommendations to the Board regarding safety and reliability matters, including:

•	environment;
•	health & safety;
•	pipeline and facility integrity management;
•	security (physical, data and cyber);
•	emergency response preparedness; and
•	other operational risks.

The committee is responsible for the oversight of operational matters to ensure that the company meets the safety and reliability objectives established by the Board. The committee’s responsibilities include:

•	overseeing the enterprise-wide safety culture and receiving reports from management and third parties regarding safety culture development;
•	overseeing the annual review of Enbridge’s principal risks as they pertain to the committee’s mandate;
•	receiving reports on the risk management guidelines applicable to safety and reliability matters and other operational risks;

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•	reviewing the policies followed by management in the conduct of operations directed at preventing injury and adverse environment, health or safety impacts;
•	reviewing the policies followed by management relating to the documentation and reporting of safety and reliability approvals, compliance and incidents;
•	receiving status and assessment reports from management regarding compliance with safety and reliability matters, including corporate risk assessments, and providing recommendations;
•	reviewing and providing oversight of management’s response to significant safety incidents;
•	reviewing and making recommendations regarding management’s methods of communicating policies relating to safety and reliability;
•	considering the results of operational compliance audits including safety and reliability assurance verifications;
•	considering potential impacts of proposed legislation and other emerging issues relating to safety and reliability;
•	at least annually, receiving from management a report on the insurable risks related to the areas within its mandate; and
•	determining, if necessary, further directors’ and officers’ duties and responsibilities relating to safety and reliability.

In addition, the committee may retain independent advisors, request other reports, meet with management or employees and furnish recommendations to the Board.

2018 highlights

The Safety & Reliability Committee carried out the following activities during 2018:

•	received quarterly reports on the company’s enterprise safety and operational reliability performance;
•	reviewed and approved the corporate risk assessment report as it pertains to the committee’s mandate;
•	received management’s report on top operational risks;
•

provided oversight of, and received updates on, the enterprise safety and reliability verification and assurance program and the monitoring and reporting of safety and operational reliability performance;

•	received quarterly operational risk reports and annual safety & environment reports from the Liquids Pipelines, Gas Transmission & Midstream and Utilities & Power Operations business units;
•

received reports and updates from management regarding incidents that occurred in 2018 during the committee’s quarterly meetings along with progress reports on related action plans and corrective action measures undertaken;

•	received quarterly reports on enterprise security as well as regulatory and compliance matters;
•	received quarterly reports on information technology and cyber security matters;
•	received quarterly reports from the Chief Compliance Officer about all significant complaints received on matters within the committee’s mandate;
•

received quarterly updates on the enterprise initiatives and management system improvements focused on improvement in the areas of safety and reliability, which led to continued strong performance in the areas of employee and contractor injury frequency and release volumes across the organization in 2018; and

•	provided oversight over, and received reports on, the integration and subsequent centralization of the safety and reliability functions following the Merger Transaction.

Governance

The Safety & Reliability Committee met four times in 2018 and reviewed its performance in 2018. The committee held an in camera meeting without any members of management present, at each meeting. Before each meeting, the chair of the committee met with executive management to discuss the agenda items for the meeting and any significant issues. In October 2018, the Safety & Reliability Committee reviewed its terms of reference, and no changes were adopted.

Chair:	Charles W. Fischer
Members:	Pamela L. Carter, Susan M. Cunningham, V. Maureen Kempston Darkes and Dan C. Tutcher

Report of the Human Resources & Compensation Committee

The Human Resources & Compensation Committee assists the Board by providing oversight and direction on human resources strategy, policies and programs for the named executives, senior management and our broader employee base. This includes compensation, pension and benefits as well as talent management, succession planning, workforce recruitment and retention.

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Responsibilities

The Human Resources & Compensation Committee is responsible for:

•	reviewing, approving, amending, or when appropriate, making recommendations to the Board regarding the following:
•	human resources policies, practices and structures;
•

compensation programs, annual salary budgets, employee benefit plans, cash-based and equity-based incentive compensation plans, other management incentive and perquisite plans, and any other non-standard remuneration plans;

•	the comparator group of companies to be used for executive compensation purposes;
•	senior management, executive and officer appointments and their compensation including special pension arrangements;
•	management succession plans, management development plans, and termination policies/arrangements;
•	the Committee’s report and the Statement of Executive Compensation, including the Compensation Discussion and Analysis; and
•	the evaluation of human resources risk as part of the corporate risk assessment process.
•

oversee the company’s compensation programs from a risk perspective to ensure they do not encourage individuals to take inappropriate or excessive risks that are reasonably likely to have a materially adverse impact on the company;

•	oversee regulatory compliance with respect to compensation matters;
•	review and administer incentive compensation plans;
•	in conjunction with the Chair of the Board, lead the annual Chief Executive Officer performance review process;
•	in conjunction with the Chair of the Board, identify a Chief Executive Officer succession plan to be recommended to the Board for their approval; and
•	review, approve or make recommendations to the Board in respect of pension, retirement and savings plan matters, including:
•	the design, benefit provisions, investment options and text of applicable plans;
•	policies and guidelines with respect to the funding of the liabilities and the investment assets of each plan;
•	the financial risk aspects of policies and investment portfolios for the plans; and
•	the terms of reference of the management pension committee and appointment of its members.

In addition, the committee may retain independent advisors, request other reports, meet with management or employees and furnish recommendations to the Board.

2018 highlights

The Human Resources & Compensation Committee carried out the following activities during 2018:

•

reviewed the company’s succession planning strategy and received regular updates on progress to ensure robust development of candidate pools at various levels in the organization for leadership capability and continuity;

•

reviewed both company and business unit performance, based on the approved short-term incentive performance metrics and corporate financial performance compared to our peers, and used these assessments to determine 2018 short-term, medium-term and long-term incentive awards for our executives and employees;

•

evaluated the President & Chief Executive Officer’s performance and recommended all aspects of his compensation for 2018 to the Board, including his base salary and short-term, medium-term and long-term incentive awards;

•	reviewed and recommended approval to the Board of the overall number of incentive stock options to be granted;
•

reviewed Mr. Monaco’s performance assessments and compensation recommendations for the other executive officers, including recommendations for their base salaries and short-term, medium-term and long-term incentive awards for 2018;

•	reviewed competitive market analysis data provided by independent compensation advisors to inform both the President & Chief Executive Officer and other executive officer compensation recommendations;
•	reviewed and approved the annual benefit and regulatory compliance report as part of the pension governance process, including the funding status;
•	approved changes to pension plans to create a harmonized pension program following the Merger Transaction;
•	reviewed and approved the corporate risk assessment report as it pertains to the committee’s mandate;
•	reviewed workforce reports and the strategies and programs designed to attract, develop and retain employees and advance diversity and inclusion;
•	approved changes to the Short Term Incentive Plan for 2019;

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•	recommended officer appointments to the Board for ratification; and
•

considered compensation risk in the approval of all compensation programs, measures and targets and reviewed and approved the results of the annual compensation risk assessment, designed to support compensation risk oversight.

Governance

The Human Resources & Compensation Committee met six times in 2018 and reviewed its performance in 2018. The committee held an in camera meeting without any members of management present, at each meeting. Before each meeting, the chair of the committee met with executive management to discuss the agenda items for the meeting and any significant issues. In October 2018, the Human Resources & Compensation Committee reviewed its terms of reference, and no changes were adopted.

Chair:	Catherine L. Williams
Members:	Clarence P. Cazalot, Jr., Marcel R. Coutu, Susan M. Cunningham, V. Maureen Kempston Darkes and Michael E.J. Phelps

Please see page 98 for the Report of the Human Resources & Compensation Committee as related to its review of and recommendations regarding the Compensation Discussion and Analysis included in this Proxy Statement.

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Director compensation

Philosophy and approach

The Board is responsible for developing and implementing the directors’ compensation plan and has delegated the day-to-day responsibility for director compensation to the Governance Committee.

Our directors’ compensation plan is designed with four key objectives in mind:

•	to attract and retain the most qualified individuals to serve as directors;
•	to compensate our directors to reflect the risks, responsibilities and time commitment they assume when serving on our Board and Board committees;
•	to offer directors compensation that is competitive with other public companies that are comparable to Enbridge and to deliver such compensation in a tax effective manner; and
•	to align the interests of directors with those of our shareholders.

While our executive compensation program is designed around pay for performance, director compensation is based on annual retainers. This is to meet the compensation objectives and to help ensure our directors are unbiased when making decisions and carrying out their duties while serving on our Board.

The Governance Committee uses a peer group of companies to set the annual retainers for our Board and targets director compensation at or about the 50th percentile. See “Benchmarking to peers” beginning on page 82 for more information about our peer group and how we benchmark executive compensation.

The Governance Committee reviews the directors’ compensation plan every year, with assistance from management. Every second year a formal review by an external consultant is undertaken. In 2017, the Governance Committee engaged Mercer (Canada) Limited for a formal review of directors’ compensation, including peer analysis and benchmarking to the peer group. Following this review, no changes were made to director compensation for 2017. The directors’ compensation plan was amended in 2018 for 2018 and 2019 director compensation, with the following changes: retainers are payable in US dollars regardless of director residency; the Board retainer has increased by $12,500 from $235,000 to $247,500 in 2018 and by a further $12,500 from $247,500 to $260,000 in 2019.

Each year, as part of this review, the Governance Committee considers the time commitment and experience required of members of our Board and the director compensation paid by a group of comparable public companies when it sets the compensation. The Governance Committee also reviews the directors’ compensation plan to make sure the overall program is still appropriate and reports its findings to the Board.

2018 director share ownership requirements

We expect directors to own Enbridge shares so they have an ongoing stake in the company and are aligned with the interests of shareholders. Directors must hold at least three times their annual Board retainer in DSUs or Enbridge shares and meet that requirement within five years of becoming a director on our Board. The annual Board retainer for 2018 was $247,500 and the director share ownership requirement was $742,500. The director share ownership requirement increased to $780,000 in 2019.

If a decrease in the market value of Enbridge shares results in a director no longer meeting the share ownership requirements, we expect him or her to buy additional Enbridge shares in order to satisfy the minimum threshold.

DSUs are paid out when a director retires from the Board. They are settled in cash, based on the weighted average of the closing price of common shares on the TSX for the last five trading days before the redemption date, multiplied by the number of DSUs the director holds. Directors may not engage in equity monetization transactions or hedges involving securities of Enbridge (see “Anti-hedging policy” on page 82).

About DSUs

A deferred share unit (“DSU”) is a notional share that has the same value as one Enbridge common share. Its value fluctuates with variations in the market price of Enbridge shares.

DSUs do not have voting rights but they accrue dividends as additional DSUs, at the same rate as dividends paid on our common shares.

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2018 compensation components

Our directors’ compensation plan has four components:

•	an annual retainer;
•	an annual retainer if he or she serves as the Chair of the Board or chair of a Board committee;
•	a travel fee for attending Board and Board committee meetings; and
•	reimbursement for reasonable travel and other out-of-pocket expenses relating to his or her duties as a director.

We do not have meeting attendance fees.

Our directors’ compensation plan has been in effect since 2004 and was revised in 2010, 2013, 2015, 2016, 2018 and 2019. The table below shows the fee schedule for directors in 2018. Directors are paid quarterly. Mr. Monaco does not receive any director compensation because he is our President & Chief Executive Officer and is compensated in that role.

We have not granted stock options to directors since 2002. Mr. Ebel held certain Spectra Energy equity awards at the closing of the Merger Transaction that were generally treated in the same manner as those held by other employees of Spectra Energy.

Directors who also serve as a director or trustee of one of our subsidiaries or affiliates may also receive an annual retainer and meeting and travel fees for attending those meetings.

Directors can receive their retainer in a combination of cash, Enbridge shares and DSUs, but they must receive a minimum amount in DSUs, as shown in the table below. Travel fees are always paid in cash.

2018 directors' compensation plan retainers Annual amount ($) Cash Enbridge shares DSUs Cash Enbridge shares DSUs Compensation component before minimum share ownership after minimum share ownership Board retainer 247,5001 Additional retainers Chair of the Board retainer 260,000 Board committee chair retainer Up to 50% Up to 50% 50% to 100% Up to 75% Up to 75% 25% to 100% - Audit, Finance & Risk 25,000 - Human Resources & Compensation 20,000 - Safety & Reliability 15,000 - Corporate Social Responsibility 10,000 - Governance 10,000 Travel fee (per meeting) 1,500 100% - - 100% - -

1.

The Board retainer was increased by $12,500 in 2018, from $235,000 to $247,500. However, the $12,500 increase (the “2018 increase amount”) was payable only in DSUs and not eligible for any election to be paid in cash or Enbridge shares. The percentages in the table above apply to the pre-increase amount of $235,000.

For purposes of the explanation that follows in this paragraph, all reference to “retainer” shall include the “Board retainer” and “additional retainers” described in the table above but exclude the $12,500 2018 increase amount, which was payable solely in DSUs. Before a director reaches the minimum share ownership level, at least one half of their retainer (excluding the 2018 increase amount) will be paid in the form of DSUs, with the balance paid in cash, Enbridge shares or DSUs, according to a percentage mix they choose. Once a director reaches the minimum share ownership level, they can choose to receive between one quarter and their entire retainer in DSUs, with the balance in cash, Enbridge shares or a combination of both, according to a percentage mix they choose so long as at least 25% of the retainer is paid in the form of DSUs. Directors are allocated the DSUs and Enbridge shares based on the weighted average of the closing price of the Enbridge shares on the TSX for the five trading days immediately preceding the date that is two weeks prior to the date of payment.

Directors who do not make a timely election as to the form in which they wish to receive their retainer will receive the applicable minimum amount in DSUs (in 2018, 25% if they have met the share ownership requirement and 50% if they have not) and the balance in cash. In 2018, all directors received the $12,500 “additional retainer” in DSUs.

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The table below shows the compensation components in which each director’s annual retainer (excluding the $12,500 2018 increase amount) for the year ended December 31, 2018 was delivered.

Director	Cash (%)	Enbridge shares (%)	DSUs (%)
Pamela L. Carter	50	25	25
Clarence P. Cazalot, Jr.	50	–	50
Marcel R. Coutu	–	–	100
Gregory L. Ebel	50	–	50
J. Herb England	–	75	25
Charles W. Fischer	50	–	50
V. Maureen Kempston Darkes	–	–	100
Al Monaco[1]	–	–	–
Michael E.J. Phelps	75	–	25
Dan C. Tutcher	–	–	100
Catherine L. Williams	25	50	25
Former Directors
Michael McShane[2]	–	–	100
Rebecca B. Roberts[2]	50	–	50

1.	Mr. Monaco does not receive any compensation as a director of Enbridge because he is our President & Chief Executive Officer.
2.	Ms. Roberts and Mr. McShane retired from the Board effective May 9, 2018 and October 31, 2018, respectively.

Director compensation table

The table below provides information concerning the compensation of each non-employee director who served at any time in 2018. Mr. Monaco does not receive any compensation as a director of Enbridge because he is our President & Chief Executive Officer. For information on Mr. Monaco’s compensation, see page 84.

Director[1]	Fees earned or paid in cash (US$)[2]	Stock awards (US$)[3]	All other compensation (US$)[4]	Total (US$)
P.L. Carter	176,250	66,550	6,000	248,800
C.P. Cazalot, Jr.	117,500	121,425	6,000	244,925
M.R. Coutu	176,250	66,550	1,500	244,300
G.L. Ebel	371,250	127,263	21,847	520,360
J.H. England	195,000	72,388	194,000	461,388
C.W. Fischer	187,500	70,053	1,500	259,053
V.M. Kempston Darkes	183,750	68,886	7,500	260,136
M.E.J. Phelps	176,250	66,550	4,500	247,300
D.C. Tutcher	183,750	68,886	4,500	257,136
C.L. Williams	191,250	66,550	1,500	259,300
Former Directors
M. McShane[5]	150,036	57,850	4,500	212,386
R. B. Roberts[5]	43,654	43,892	3,000	90,546

1.

Mses. Madden and Cunningham are not included in the 2018 director compensation table because they were not directors in 2018 and were appointed to the Board on February 12, 2019 and February 13, 2019, respectively.

2.

Under our Directors’ Compensation Plan, non-employee directors may elect to receive DSUs or Enbridge shares in lieu of payment of their retainer in cash. In accordance with SEC rules, the amount of the cash retainer forgone at the director’s election is included in this column, with the resulting grants as described in footnote 3 below. Each of Messrs. Cazalot, Ebel and Fischer and Ms. Roberts elected to receive an incremental 25% of their retainer in DSUs and each of Ms. Kempston Darkes and Messrs. Coutu, McShane and Tutcher elected to receive an incremental 75% of their retainer in DSUs. Mr. England and Mses. Williams and Carter elected to receive an incremental 75%, 50% and 25%, respectively, of their retainer in Enbridge shares.

3.

Amounts shown represent the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”) Compensation-Stock

56    2019 Proxy Statement Enbridge Inc.

Compensation for DSUs granted. The grant date fair value for DSUs is determined based on the closing price per Enbridge share on the TSX of C$39.43 on March 16, 2018, C$39.35 on June 8, 2018, C$43.47 on September 14, 2018 and C$42.43 on December 7, 2018. These amounts have been converted into US$ using C$1 = US$ 0.7322, the published WM/Reuters 4 pm London exchange rate for December 31, 2018. DSUs are vested at grant and are settled in cash after the director’s retirement from our Board. The Enbridge shares granted as a component of director compensation are not subject to any vesting conditions or other restrictions on transfer.

Under our Directors’ Compensation Plan, for compensation paid to a director in DSUs or Enbridge shares in 2018, the number of DSUs or Enbridge shares, as applicable, is calculated by dividing the applicable amount of compensation (converted to Canadian dollars) payable in DSUs or Enbridge shares, as applicable, on the applicable payment date by the weighted average the closing price per Enbridge share on the TSX for the five trading days prior to the date that is two weeks prior to the applicable payment date.

The number of Enbridge shares and DSUs (inclusive of DSUs and Enbridge shares, as applicable, delivered in lieu of cash retainers as described above in footnote 2) paid in 2018 to each Director as a component of compensation on the applicable payment date is set out in the table below.

	Q1 2018 16-Mar	Q1 2018 16-Mar	Q2 2018 8-Jun	Q2 2018 8-Jun	Q3 2018 14-Sep	Q3 2018 14-Sep	Q4 2018 7-Dec	Q4 2018 7-Dec	TOTAL	TOTAL
Director	Enbridge shares (#)	DSUs (#)	Enbridge shares (#)	DSUs (#)	Enbridge shares (#)	DSUs (#)	Enbridge shares (#)	DSUs (#)	Enbridge shares (#)	DSUs (#)
P.L. Carter	468	568	475	576	425	515	455	552	1,823	2,211
C.P. Cazalot, Jr.	–	1,036	–	1,052	–	941	–	1,007	–	4,035
M.R. Coutu	–	1,972	–	2,002	–	1,791	–	1,917	–	7,682
G.L. Ebel		2,072	–	2,103	–	1,881	–	2,014	–	8,070
J.H. England	1,553	617	1,577	627	1,411	561	1,510	600	6,051	2,405
C.W. Fischer	–	1,096	–	1,112	–	995	–	1,065	–	4,268
V.M. Kempston Darkes	–	2,052	–	2,083	–	1,863	–	1,995	–	7,992
M.E.J. Phelps	–	568	–	576	–	515	–	552	–	2,211
D.C. Tutcher	–	2,052	–	2,083	–	1,863	–	1,995	–	7,992
C.L. Williams	936	568	950	576	850	515	910	552	3,646	2,211
Former Directors
M. McShane*	–	1,972	–	2,002	–	1,791	–	–	–	5,765
R.B. Roberts*	–	1,036	–	485	–	–	–	–	–	1,521

*	Ms. Roberts and Mr. McShane retired from the Board effective May 9, 2018 and October 31, 2018, respectively.
4.

For all of our non-employee directors, these values include a per meeting $1,500 travel fee. For Mr. England, these amounts also include the annual retainers paid for service as a director or trustee of an Enbridge subsidiary or affiliate and travel fees for attending those meetings.

5.	Ms. Roberts and Mr. McShane retired from the Board effective May 9, 2018 and October 31, 2018, respectively.

Enbridge Inc. 2019 Proxy Statement    57

Change in director equity ownership

The table below shows the change in each director nominee’s equity ownership from March 12, 2018 to March 4, 2019, the dates of the proxy statement for the 2018 annual meeting of shareholders and of this Proxy Statement, respectively, and his or her status in meeting the share ownership requirements.

Director[1]	Enbridge shares (#)	Enbridge stock options (#)	DSUs (#)	Total Enbridge shares + DSUs (#)	Market (at-risk) value of equity holdings (C$)[2]	Market (at-risk) value of equity holdings (US$)[3,4]
Pamela L. Carter 2019 2018 Change
	42,559	–	5,029	47,588	2,219,980	1,625,470
	39,729	–	2,564	42,293	1,773,769	1,415,645
	2,830	–	2,465	5,295	446,211	209,825
Marcel R. Coutu 2019 2018 Change
	29,400	–	19,882	49,282	2,299,005	1,683,332
	29,400	–	11,177	40,577	1,701,799	1,358,206
	–	–	8,705	8,705	597,206	325,126
Susan M. Cunningham[5] 2019 2018 Change
	–	–	–	–	–	–
	N/A	N/A	N/A	N/A	N/A	N/A
	N/A	N/A	N/A	N/A	N/A	N/A
Gregory L. Ebel 2019 2108 Change
	651,845	405,408	14,139	665,984	31,068,154	22,748,102
	628,286	405,408 [6]	5,402	633,688	26,576,875	21,211,004
	23,559	–	8,737	32,296	4,491,279	1,537,098
J. Herb England 2019 2018 Change
	26,923	–	70,227	97,150	4,532,048	3,318,365
	17,493	–	63,633	81,126	3,402,424	2,715,475
	9,430	–	6,594	16,024	1,129,624	602,890
Charles W. Fischer 2019 2018 Change
	31,169	–	35,419	66,588	3,106,330	2,274,455
	11,250	–	29,109	40,359	1,692,656	1,350,909
	19,919	–	6,310	26,229	1,413,674	923,546
V. Maureen Kempston Darkes 2019 2018 Change
	21,735	–	35,414	57,149	2,666,001	1,952,046
	21,366	–	25,467	46,833	1,964,176	1,567,609
	369	–	9,947	10,316	701,825	384,437
Teresa S. Madden[5] 2019 2018 Change
	–	–	–	–	–	–
	N/A	N/A	N/A	N/A	N/A	N/A
	N/A	N/A	N/A	N/A	N/A	N/A
Al Monaco[7] 2019 2018 Change
	805,295	3,453,320	–	805,295	37,567,012	27,506,566
	504,907	3,786,380	–	504,907	21,175,800	16,900,406
	300,388	(333,060)	–	300,388	16,391,212	10,606,160
Michael E.J. Phelps 2019 2018 Change
	55,645	–	3,358	59,003	2,752,490	2,015,373
	55,645	–	995	56,640	2,375,482	1,895,872
	–	–	2,363	2,363	377,008	119,501
Dan C. Tutcher 2019 2018 Change
	697,523	–	106,547	804,070	37,509,866	27,464,724
	643,342	–	92,302	735,644	30,852,909	24,623,707
	54,181	–	14,245	68,426	6,656,957	2,841,017
Catherine L. Williams 2019 2018 Change
	52,104	–	42,629	94,733	4,419,294	3,235,807
	47,106	–	37,892	84,998	3,564,816	2,845,080
	4,998	–	4,737	9,735	854,478	390,727
Total 2019 2018 Change
	2,414,198	3,858,728	332,644	2,746,842	128,140,179	93,824,239
	1,998,524	4,191,788	268,541	2,267,065	95,080,706	75,883,913
	415,674	(333,060)	64,103	479,777	33,059,473	17,940,326

58    2019 Proxy Statement Enbridge Inc.

1.	Ms. Roberts and Mr. McShane are not shown on the table because they retired from the Board effective May 9, 2018 and October 31, 2018, respectively.
2.

Based on the total market value of Enbridge shares and/or DSUs owned by the director, based on the closing price of C$41.94 on the TSX on March 12, 2018 and C$46.65 on March 4, 2019. These amounts have been rounded to the nearest dollar in Canadian dollars. Excludes stock options.

3.	Total market value in C$ has been converted to US$ using C$1 = US$ 0.7322, the published WM/Reuters 4 pm London exchange rate for December 31, 2018, and then rounded to the nearest dollar.
4.

In 2019, directors must hold at least US$780,000 in DSUs or Enbridge shares within five years of becoming a director on our Board. All director nominees currently meet or exceed this requirement other than Mses. Madden and Cunningham, who have until February 12, 2024 and February 13, 2024, respectively, to meet this requirement.

5.

Mses. Madden and Cunningham were appointed to the Board on February 12, 2019 and February 13, 2019, respectively. Their shareholdings, if any, at March 12, 2018, are not included in the table, and as a result, the “Change” row is not applicable.

6.

Mr. Ebel’s stock options were Spectra Energy options that converted into options to purchase Enbridge common shares upon the closing of the Merger Transaction. No new Enbridge stock options were granted to Mr. Ebel in his capacity as a Director of Enbridge or Chair of the Enbridge Board.

7.

Mr. Monaco does not receive any compensation as a director of Enbridge. He is only compensated for his role as President & Chief Executive Officer. As President & CEO, he is subject to a share ownership requirement of six times base salary. Please see page 83 of this Proxy Statement for information on his Enbridge share ownership as a multiple of his base salary.

Security ownership of certain beneficial owners and management

Beneficial ownership table

The table below sets forth the number and percentage of outstanding Enbridge shares beneficially owned by each of our Directors, each of our NEOs and all Directors and executive officers as a group, as of March 4, 2019. Unless otherwise indicated in the table, the address of each of the individuals below is c/o Enbridge Inc., 200-425 1st Street SW, Calgary, Alberta, T2P 3L8.

Name of beneficial owner	Number of Enbridge shares Held	Number of Enbridge shares acquirable within 60 days		Total Shares Beneficially Owned	Percent of common shares outstanding
Pamela L. Carter	42,559	–		42,559	*
Clarence P. Cazalot, Jr.	12,930	–		12,930	*
Marcel R. Coutu	29,400	–		29,400	*
Susan M. Cunningham	–	–	[2]	–	*
Gregory L. Ebel	651,845	405,408		1,057,253	*
J. Herb England	26,923	–	[2]	26,923	*
Charles W. Fischer	31,169	–		31,169	*
V. Maureen Kempston Darkes	21,735	–		21,735	*
Teresa S. Madden	–	–		–	*
Al Monaco	805,295	1,699,020		2,504,315	*
Michael E.J. Phelps	55,645	17,474	[1]	73,119	*
Dan C. Tutcher	697,523	–		697,523	*
Catherine L. Williams	52,104	–	[2]	52,104	*
John K. Whelen	202,964	684,888		887,852	*
William T. Yardley	125,098	132,861		257,959	*
D. Guy Jarvis	47,467	536,967		584,434	*
Robert R. Rooney	18,428	118,858		137,286	*
All current executive officers and directors as a group	3,112,352	5,347,485		8,459,837	*

1.

These are amounts that are allocated to notional company stock-based investment funds under the Spectra Energy Directors’ Savings Plan; the amounts are settled in shares within 60 days following a separation from

Enbridge Inc. 2019 Proxy Statement    59

service with shares obtained on the market by the trustee of the plan’s trust funding vehicle (commonly referred to as a rabbi trust).
2.

Mr. England and Mses. Cunningham and Williams will be paid a portion of their directors’ compensation in Enbridge shares on March 22, 2019. Under our directors’ compensation plan, the number of Enbridge shares will be calculated by dividing the applicable amount of compensation in Canadian dollars payable in Enbridge shares on the payment date by the weighted average the closing price per Enbridge share on the TSX for the five trading days prior to the date that is two weeks prior to the payment date.

*	Represents less than 1% of the outstanding class.

Principal Shareholders

The table below sets forth information about the number of Enbridge shares held by persons known by the company to be the beneficial owners of more than five percent of issued and outstanding Enbridge shares, as of March 4, 2019. This information is based on the most recently available reports filed with the SEC.

Name and address of beneficial owner	Aggregate number of Enbridge shares beneficially owned	Percent of Enbridge shares outstanding
Capital International Investors[1] a division of Capital Research and Management Company 11100 Santa Monica Boulevard 16th Floor Los Angeles, CA 90025	116,063,478	6.0%
Capital World Investors[2] a division of Capital Research and Management Company 333 South Hope Street Los Angeles, CA 90071	100,716,432	5.2%

1.	The information for this beneficial owner is based on Schedule 13G filing on February 14, 2019, which can be retrieved at www.sec.gov.
2.	The information for this beneficial owner is based on Schedule 13G/A filing on February 14, 2019, which can be retrieved at www.sec.gov.

Section 16(a) beneficial ownership reporting compliance

Section 16(a) of the Exchange Act requires the company’s executive officers, directors and persons who own more than 10 percent of a registered class of the company’s equity securities to file initial reports of ownership and reports of changes in ownership of Enbridge shares with the SEC. SEC regulations require executive officers, directors and greater than 10 percent shareholders to furnish Enbridge with copies of all forms they file pursuant to Section 16(a). As a matter of practice, the company’s administrative staff assist Enbridge’s executive officers and directors in preparing initial reports of ownership and reports of changes in ownership and filing such reports with the SEC. Other than as described below, during the fiscal year ended December 31, 2018, the company believes that all Section 16(a) filing requirements were timely met during 2018. Mr. Rooney’s Form 3 Initial Statement of Beneficial Ownership of Securities was filed late on January 4, 2018.

Indebtedness of directors and executive officers

As at the date of this Proxy Statement, there is no indebtedness outstanding by, or any guarantees, support agreements, letters of credit or other similar arrangements or understandings provided by the company or its subsidiaries to any of the company’s directors or executive officers or any of their associates.

General information

Available information

Enbridge’s financial information is provided in the company’s consolidated financial statements for the year ended December 31, 2018 and the related management’s discussion and analysis.

60    2019 Proxy Statement Enbridge Inc.

This Proxy Statement, our 2018 annual report on Form 10-K containing our consolidated financial statements for the year ended December 31, 2018, together with the auditor’s report and management discussion and analysis, and our interim reports on Form 10-Q for the period beginning after December 31, 2018 are available at www.enbridge.com, www.sedar.com, www.sec.gov or free of charge by contacting Investor Relations through our website or by email, phone or mail at:

Email: investor.relations@enbridge.com

Phone Within North America: 1-800-481-2804

Phone Outside North America: 1-403-231-3960

Mail: Enbridge Inc. Investor Relations, 200, 425 – 1st Street S.W., Calgary, Alberta, Canada T2P 3L8

In addition, the following governance documents are available on our website at www.enbridge.com or free of charge on written request to corporatesecretary@enbridge.com or by mail to Corporate Secretary, Enbridge Inc., 200, 425 – 1st Street S.W., Calgary, Alberta, Canada T2P 3L8: the Terms of Reference for the Board, the Audit, Finance & Risk Committee, the Governance Committee, the Human Resources & Compensation Committee, the Corporate Social Responsibility Committee and the Safety & Reliability Committee. Additional information relating to the company may also be found on www.sedar.com or www.sec.gov.

US householding

Some brokers, banks or other intermediaries may be participating in the practice of “householding” our proxy materials. This means that only one copy of the Proxy Statement and the annual report may have been sent to multiple shareholders in the same household. If you wish to “opt out” of householding for future mailings, or if your household currently receives multiple copies of our Proxy Statement and the annual report, and you wish to “opt in” to householding for future mailings to receive a single copy of these documents, please contact your broker, bank or other intermediary, as applicable. If you would like to receive additional copies of this Proxy Statement or our 2018 annual report, please contact Investor Relations as provided above under “Available information” or contact Broadridge by following the instructions on your Notice.

Principal executive offices

The mailing address of our principal executive offices is Enbridge Inc., 200, 425-1st Street S.W., Calgary, Alberta, Canada T2P 3L8.

Principal owners of common shares

As of March 4, 2019, there are 2,023,134,256 common shares issued and outstanding.

There are also 21 series of preference shares issued and outstanding. Preference shares do not have voting rights and none will be voting at the Meeting.

For information regarding the ownership of certain individuals, including directors and officers of the company, see “Security ownership of certain beneficial owners and management” on page 59. To the knowledge of the Board of Directors and of the executive officers of Enbridge, no person or company beneficially owns, or controls or directs, directly or indirectly, voting securities carrying 10% or more of the voting rights attached to any class of voting securities of Enbridge.

Pursuant to a share and warrant subscription agreement dated August 27, 1997 among Noverco Inc. (“Noverco”), Gaz Métropolitain, inc. (now Energir Inc.) and the company, the company has agreed to use its best efforts to facilitate the maintenance of Noverco’s aggregate ownership interest in the company at approximately 10% by permitting Noverco to participate in any future offerings of Enbridge shares. Noverco is not required to maintain such ownership level, and Noverco and its affiliates currently own in the aggregate less than 3% of the issued and outstanding common shares.

Non-GAAP measures

This Proxy Statement contains reference to distributable cash flow per common share in the “Compensation discussion and analysis”. This non-GAAP measure is not a measure that has a standardized meaning prescribed by generally accepted accounting principles in the United States of America (“GAAP”) and is not a GAAP measure. Therefore, this measure may not be comparable to similar measures presented by other companies. A schedule reconciling this measure to its closest GAAP equivalent is available at Appendix C – “Non-GAAP reconciliations” to this Proxy Statement.

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Forward-looking information

Forward-looking information, or forward-looking statements, have been included in this Proxy Statement to provide information about us and our subsidiaries and affiliates, including management’s assessment of our and our subsidiaries’ future plans and operations. This information may not be appropriate for other purposes. Forward-looking statements are typically identified by words such as ‘‘anticipate”, “believe”, “estimate”, “expect”, “forecast”, “intend”, “likely”, “plan”, “project”, “target” and similar words suggesting future outcomes or statements regarding an outlook. Forward-looking information or statements included in this document include, but are not limited to, statements with respect to the following: the tenure of the non-executive chairman of Enbridge; future composition of the Enbridge Board of Directors or senior management of Enbridge; estimated compensation awards; expected performance of the Liquids Pipelines, Gas Transmission and Midstream, Gas Distribution, Green Power and Transmission, and Energy Services businesses; financial strength and flexibility; expected costs related to announced projects and projects under construction; expected in-service dates for announced projects and projects under construction; expected future growth and expansion opportunities; expectations about our joint venture partners’ ability to complete and finance projects under construction; expected closing of acquisitions and dispositions and expected timing thereof; estimated future dividends; expected future actions of regulators; expectations regarding commodity prices; supply forecasts; expectations regarding the impact of the stock-for-stock Merger Transaction (as defined herein) including our combined scale, financial flexibility, growth program, future business prospects and performance; United States Line 3 Replacement Program (U.S. L3R Program); expected impact of the Federal Energy Regulatory Commission (FERC) policy on treatment of income taxes; the sponsored vehicle strategy, including the simplification of our corporate structure; our dividend payout policy; dividend growth and dividend payout expectation; and expectations resulting from the successful execution of our 2018-2020 Strategic Plan.

Although we believe these forward-looking statements are reasonable based on the information available on the date such statements are made and processes used to prepare the information, such statements are not guarantees of future performance and readers are cautioned against placing undue reliance on forward-looking statements. By their nature, these statements involve a variety of assumptions, known and unknown risks and uncertainties and other factors, which may cause actual results, levels of activity and achievements to differ materially from those expressed or implied by such statements. Material assumptions include assumptions about the following: the expected supply of and demand for crude oil, natural gas, natural gas liquids (NGL) and renewable energy; prices of crude oil, natural gas, NGL and renewable energy; exchange rates; inflation; interest rates; availability and price of labor and construction materials; operational reliability; customer and regulatory approvals; maintenance of support and regulatory approvals for our projects; anticipated in-service dates; weather; the timing and closing of dispositions; the realization of anticipated benefits and synergies of the Merger Transaction; governmental legislation; acquisitions and the timing thereof; the success of integration plans; impact of our dividend policy on our future cash flows; our credit ratings; capital project funding; expected earnings before interest, income taxes and depreciation and amortization (EBITDA); expected earnings/(loss); expected earnings/(loss) per share; expected future cash flows and estimated future dividends. Assumptions regarding the expected supply of and demand for crude oil, natural gas, NGL and renewable energy, and the prices of these commodities, are material to and underlie all forward-looking statements, as they may impact current and future levels of demand for our services. Similarly, exchange rates, inflation and interest rates impact the economies and business environments in which we operate and may impact levels of demand for our services and cost of inputs, and are therefore inherent in all forward-looking statements. Due to the interdependencies and correlation of these macroeconomic factors, the impact of any one assumption on a forward-looking statement cannot be determined with certainty, particularly with respect to the impact of the Merger Transaction on us, expected EBITDA, expected earnings/(loss), expected earnings/(loss) per share, expected future cash flows or estimated future dividends. The most relevant assumptions associated with forward-looking statements on announced projects and projects under construction, including estimated completion dates and expected capital expenditures, include the following: the availability and price of labor and construction materials; the effects of inflation and foreign exchange rates on labor and material costs; the effects of interest rates on borrowing costs; the impact of weather and customer, government and regulatory approvals on construction and in-service schedules and cost recovery regimes.

Our forward-looking statements are subject to risks and uncertainties pertaining to the realization of anticipated benefits and synergies of the Merger Transaction, operating performance, regulatory parameters, changes in regulations applicable to our business, dispositions, the transactions undertaken to simplify our corporate structure, our dividend policy, project approval and support, renewals of rights-of-way, weather, economic and competitive conditions, public opinion, changes in tax laws and tax rates, changes in trade agreements, exchange rates, interest rates, commodity prices, political decisions and supply of and demand for commodities, including but not limited to

62    2019 Proxy Statement Enbridge Inc.

those risks and uncertainties discussed in this Proxy Statement, our Annual Report on Form 10-K and in our other filings with Canadian and United States securities regulators. The impact of any one risk, uncertainty or factor on a particular forward-looking statement is not determinable with certainty as these are interdependent and our future course of action depends on management’s assessment of all information available at the relevant time. Except to the extent required by applicable law, Enbridge assumes no obligation to publicly update or revise any forward-looking statement made in this Proxy Statement or otherwise, whether as a result of new information, future events or otherwise. All forward-looking statements, whether written or oral, attributable to us or persons acting on our behalf, are expressly qualified in their entirety by these cautionary statements.

Enbridge Inc. 2019 Proxy Statement    63

Compensation discussion & analysis

Executive compensation

Compensation discussion and analysis

The following Compensation Discussion & Analysis describes the 2018 compensation program for our Named Executive Officers (NEOs). For 2018, our NEOs were:

Al Monaco President & Chief Executive Officer (CEO)
John K. Whelen Executive Vice President & Chief Financial Officer (CFO)
William T. Yardley Executive Vice President & President, Gas Transmission & Midstream
D. Guy Jarvis Executive Vice President & President, Liquids Pipelines
Robert R. Rooney Executive Vice President & Chief Legal Officer (CLO)

64    2019 Proxy Statement Enbridge Inc.

Executive summary

Strategic focus

In December 2017, Enbridge set out a three-year strategic plan focused on growing our three core franchises – Liquids Pipelines, Natural Gas Pipelines and Gas Distribution – as well as improving our competitive position by streamlining our businesses and strengthening our financial position. Within each of these franchises, our assets are well positioned to provide us with the scale and diversity to compete, grow and provide the energy people need and want. Our core assets have predictable cash flows and are expected to create sustainable organic growth opportunities through the expansion and extension of our existing assets.

Compensation philosophy

Our executive compensation program is grounded in a pay-for-performance philosophy. Accordingly, base salary is the sole fixed source of our NEOs’ cash compensation and variable compensation amounts earned by our NEOs are strongly aligned to the achievement of Enbridge’s strategic priorities. Compensation is targeted at median within the markets where Enbridge competes, with performance driving “at risk” incentive payouts up or down accordingly. The vast majority of executive compensation is considered “at risk” because its value is based on specific performance criteria and/or share price and payout is not guaranteed.

Performance highlights for 2018

Priorities		Actions
1.	Deliver distributable cash flow (“DCF”) & dividend growth	• Strong financial and operating performance • Executed projects with an aggregate value of C$7B
2.	Move to pure regulated model	• C$7.8B of non-core asset sales
3.	Accelerate de-leveraging	• 4.7x Debt-to-EBITDA • Suspended dividend reinvestment and share purchase plan (DRIP)
4.	Streamline the business	• Achieved synergy target related to Spectra Energy acquisition • Implemented buy-in of four Sponsored Vehicles • Amalgamated Ontario utilities • Simplified debt funding structure
5.	Extend growth beyond 2020	• Sanctioned C$1.8B of new projects

Key compensation decisions in 2018

The following key decisions were made for NEO compensation in 2018, taking into account company performance during the year.

Executive	Base Pay Adjustments	Short-term incentive payments	Medium-term incentive payments	Long-term incentive payments
		(as % base salary)	(as % base salary)	(as % base salary)
Al Monaco	0%	235%	345%	230%
John K. Whelen	0%	143%	225%	150%
William T. Yardley	0%	129%	225%	150%
D. Guy Jarvis	0%	139%	225%	150%
Robert R. Rooney	0%	133%	180%	120%

Enbridge Inc. 2019 Proxy Statement    65

Compensation policies and practices

What we do
✓	Use a pay-for-performance philosophy whereby the majority of compensation provided to executives is “at risk”
✓	Use a blend of short-, medium- and long-term incentive awards that are linked to business plans for the respective time frame
✓	Incorporate risk management principles into all decision-making processes to ensure compensation programs do not encourage inappropriate or excessive risk-taking by executives
✓	Regularly review executive compensation programs through third-party consultants to ensure the ongoing alignment with shareholders and regulatory compliance
✓	Use both preventative and incident-based safety and operational metrics that are directly linked to short-term incentive awards
✓	Have meaningful stock ownership requirements that align the interests of executive officers with those of Enbridge shareholders
✓	Benchmark executive compensation programs against a group of similar companies in Canada and the US to ensure that executives are rewarded at a competitive level
✓	Have an incentive compensation clawback policy
✓	Use double-trigger change-in-control provisions within all incentive plan agreements from 2017 onwards

What we don’t do
Ñ	Pay out incentive awards when unwarranted by performance
Ñ	Count performance stock units (“PSUs”) or unexercised stock options toward stock ownership requirements
Ñ	Grant stock options with exercise prices below 100% fair market value or re-price out-of-the-money options
Ñ	Use employment agreements with single-trigger voluntary termination rights in favor of executives
Ñ	Permit hedging of Enbridge securities
Ñ	Grant loans to directors or senior executives
Ñ	Provide stock options to non-employee directors
Ñ	Guarantee bonuses
Ñ	Apply tax gross-ups to awards

Assessing 2018 performance

Corporate actions

Long-term Capital Raising • Approximately C$8.3B since December 1, 2017	Asset Sales • C$7.8B of asset sales announced in 2018; C$5.7B closed in 2018
Business Risk Reduction • Sale of Gathering & Processing businesses	Leverage Reduction • Ahead of 2018 Debt-to-EBITDA target
Synergy Realization • Achieved Spectra acquisition targets	Simplification • Buy-in of four Sponsored Vehicles • Amalgamation of Ontario Utilities • Further simplification of debt structure
Strong Operating & Financial Results • 2018 DCF/share of C$4.42*	Elimination of DRIP • Secured growth will be self-funded

*	DCF per share is a non-GAAP measure; this measure is defined and reconciled in Appendix C – Non-GAAP Reconciliation

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2018 project execution

Financial

➢    Record operating performance in both our Liquids and Gas businesses translated into full year DCF per share results near the top of our guidance range.

➢    Strong contribution from each of our core businesses driven by strong operating performance, optimization of throughput on existing assets and synergy realization from the Spectra acquisition.

➢    20% DCF per share increase over 2017.

*	DCF per share is a non-GAAP measure; this measure is defined and reconciled in Appendix C – Non-GAAP Reconciliation

A pproach to executive compensation

Enbridge’s approach to executive compensation is set by the HRC Committee and approved by the Board. These programs are designed to accomplish three objectives:

•	attract and retain a highly effective executive team;
•	align executives’ actions with Enbridge’s business strategy and the interests of Enbridge shareholders and other stakeholders; and
•	reward executives for short-, medium- and long-term performance.

Alignment with company strategy

Enbridge’s vision is to be the leading energy delivery company in North America. To achieve this goal, we are committed to delivering the energy people need and want, and to creating value for our shareholders. We aim to be the first choice of our customers, to attract and retain energized employees and to maintain the trust of our stakeholders.

Central to achieving this vision is a relentless focus on safety, operational reliability and protection of the environment to ensure that the needs of all stakeholders are met, and that Enbridge continues to be a good citizen within the communities where we live and operate.	Safe and reliable operations are Enbridge’s number one priority.

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Enbridge’s executive compensation programs are aligned with the achievement of our strategic priorities and are designed to link payouts to those outcomes. They motivate management to deliver exceptional value to Enbridge shareholders through strong corporate performance and investing capital in ways that minimize risk and maximize return, while always supporting the core business goal of delivering energy safely and reliably.

Management is committed to delivering steady, visible and predictable results, and operating assets in an ethical and responsible manner.

Executive compensation design

Enbridge’s executive compensation program is made up of several components that balance the use of short- (STIP), medium- (PSUs) and long-term vehicles (Options). The following chart describes the NEOs’ compensation components, and the time horizon for vesting and/or realized value.

Pay-for-performance

Performance is the cornerstone of Enbridge’s executive compensation program. The Board reviews Enbridge’s business plans over the short-, medium- and long-term and the HRC Committee ensures the compensation programs are linked to these time frames. This focuses management on delivering value to Enbridge shareholders not only in the short term, but also continued performance over the long term.	Performance is foundational to Enbridge’s executive compensation program; incentive compensation plans incorporate operational and financial performance conditions.

Relevant corporate and business unit performance measures are established for the short-term incentive plan that focus on the critical safety, system reliability, environmental, customer, employee and financial aspects of the business.

The performance measures for the medium- and long-term incentive plans focus on overall corporate performance aligned with Enbridge shareholder expectations for cash flow growth and total shareholder return.

When assessing performance, the HRC Committee considers performance results in the context of other qualitative factors not captured in the formal metrics, including key performance indicators relative to peers and the qualitative aspects of management’s responsibilities.

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At-risk compensation

The chart below shows the target compensation mix for the President & CEO and the average for the other NEOs. The short-, medium- and long-term incentives are considered to be “at risk” because their value is based on specific performance criteria and payout is not guaranteed.	The vast majority of compensation for Enbridge’s President & CEO and other NEOs is considered “at risk”.

In 2018, 88% of the target total direct compensation for the President & CEO, and an average of 81% for the other NEOs, was at risk, directly aligning corporate, business unit and individual performance with the interests of Enbridge shareholders.

President & CEO	Average of Other NEOs

2018 compensation decisions

Base salary

No base salary increases were awarded to the NEOs during 2018.

Perquisites

The annual perquisite allowance was discontinued in 2018 for all NEOs.

Short-term incentive

It is critically important to ensure all Enbridge executives are incentivized to achieve not only financial results but also operational results in areas such as safety and environmental performance. For this reason, our STIP awards are designed to be a comprehensive analysis of corporate, business unit and individual performance, as determined in the discretion of our HRC Committee.

•

Corporate performance. The corporate component of the performance metrics is based on a single, objective company-wide performance metric that is designed to drive achievement of near-term business strategies and financial results for the organization as a whole.

•

Business unit performance. Business unit performance is assessed relative to a scorecard of metrics and targets established for each business and their senior management teams, as applicable to those objectives relating to the business unit.

•

Individual performance. Individual performance metrics for each of our NEOs are established to align with financial, strategic and operational priorities related to each executive’s portfolio and their contributions to the overall organization in consultation with the President and CEO, in order to recognize and differentiate individual actions and contributions in final pay decisions.

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Performance metrics and ranges for threshold, target and maximum incentive opportunities for the corporate component of the STIP award are determined by the HRC Committee at the beginning of the year. Each executive’s target award and payout range reflect the level of responsibility associated with their role, as well as competitive practice, and is established as a percentage of base salary. For 2018, each NEO’s target STIP award and corresponding weighting of corporate, business unit and individual performance metrics were as follows:

Executive	2018 Target STIP (as % base salary)	2018 Target STIP(1)	Performance Measure Weighting
			Corporate	Business Unit	Individual	2017 Target STIP (as % base salary)
Al Monaco	130%	$1,408,230	60%	20%	20%	110%
John K. Whelen	80%	$362,880	60%	20%	20%	75%
William T. Yardley	80%	$440,000	40%	40%	20%	75%
D. Guy Jarvis	80%	$369,030	40%	40%	20%	75%
Robert R. Rooney	75%	$302,030	60%	20%	20%	65%

1.	Canadian dollars have been converted to US dollars using the published WM/Reuters 4 pm London year-end exchange rate of C$1 = US$0.7322.

The HRC Committee retains discretion to change performance measures, scorecards and the award levels when it believes it is reasonable to do so, considering matters such as key performance indicators and the business environment in which the performance was achieved. Additionally, the HRC Committee retains discretion to approve adjustments to the calculated STIP award to reflect extraordinary events and other factors not contemplated in the original measures or targets.

As illustrated below, STIP awards are earned between 0-200% of the target award based on achievement of the applicable corporate, business unit and individual performance metrics and giving effect to the applicable weighting of each metric.

Corporate performance

The corporate performance metric is reviewed annually to select measures that align with our strategy and are appropriate for measuring annual performance. The same corporate component metrics and goals apply to each NEO. In February 2018, the HRC Committee approved Management’s recommendation to use DCF per share. The HRC retains discretion to consider other factors (including our performance relative to our peers, other key performance indicators and market conditions) in assessing the strength of the corporate performance metrics and also retains discretion to determine the overall corporate performance payout.

DCF per share

The HRC Committee approved the use of DCF per share as the corporate performance metric because it believes it is an appropriate measure of financial performance for the enterprise. Focusing management on this metric will enhance transparency of Enbridge’s cash flow growth, increase comparability of results relative to peers and help ensure full value recognition for Enbridge’s superior assets and commercial and growth arrangements, which provides a low risk value proposition for shareholders.

For 2018, DCF per share targets were set using the external financial guidance range to determine threshold and target payments. For a maximum payout to occur, Enbridge must achieve the top of the guidance range, which ensures there is appropriate stretch in the plan.

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For purposes of Enbridge’s 2018 STIP awards, 2018 DCF per share was determined to be C$4.43 and resulted in a performance multiplier of 1.87x, representing 100% of the corporate performance metric.

2018 Corporate STIP Metric	DCF per Share(1) Performance Anchors		Performance Multiplier(2)
Threshold (Guidance minimum)	C$	4.15	0.5x
Target (Guidance mid-point)	C$	4.30	1.0x
Maximum (Guidance maximum)	C$	4.45	2.0x
Actual	C$	4.43	1.87x

1.	DCF per share is a non-GAAP measure; this measure is defined and reconciled in Appendix C – Non-GAAP Reconciliation.
2.	DCF per share between the thresholds in this table results in a performance multiplier calculated on a linear basis.

Business unit performance

The HRC Committee approved the application of the following scorecards for each of the NEOs. While the specific metrics used varies by business unit, each scorecard includes objectives relating to operational performance & reliability, financial performance and project execution as outlined below:

Executive	Business Unit Metrics
Al Monaco	Composite measure
• non-financial operating measures for the combined enterprise (including enterprise safety)
John K. Whelen	Corporate Office
• non-financial operating measures for the combined enterprise (including enterprise safety)
• financial (corporate cost containment)
• corporate office safety performance
William T. Yardley	Gas Transmission & Midstream
• financial, operating and commercial measures for the Gas Transmission & Midstream business unit
D. Guy Jarvis	Liquids Pipelines (90%)
• financial, operating and commercial measures for the Liquids Pipelines business unit
Major Projects (10%)
• safety, quality, execution and environmental measures for the Major Projects business unit
Robert R. Rooney	Corporate Office
• non-financial operating measures for the combined enterprise (including enterprise safety)
• financial (corporate cost containment)
• corporate office safety performance

Individual performance

In the first quarter of 2018, after discussion with the Board, the HRC Committee approved individual performance objectives for Mr. Monaco, taking into consideration the company’s financial and strategic priorities. For our other NEOs, Mr. Monaco established individual objectives for 2018 at the start of the year, basing them on strategic and operational priorities related to each executive’s portfolio and other factors.

Short-term incentive award outcomes

Each NEO’s calculated STIP award, as well as the actual award, is as follows:

Executive	Corporate Component Payout		Weight	+	Business Unit Payout	X	Weight	+	Individual Payout	X	Weight	=	Performance Multiplier
Al Monaco	1.87	X	60%	+	1.42	X	20%	+	2.00	X	20%	=	1.81
John K. Whelen	1.87	X	60%	+	1.68	X	20%	+	1.65	X	20%	=	1.79
William T. Yardley	1.87	X	40%	+	1.26	X	40%	+	1.80	X	20%	=	1.61
D. Guy Jarvis	1.87	X	40%	+	1.55[1]	X	40%	+	1.85	X	20%	=	1.74
Robert R. Rooney	1.87	X	60%	+	1.68	X	20%	+	1.55	X	20%	=	1.77

1.

Mr. Jarvis’ business unit multiplier is based on a blended calculation of 90% weighting on our Liquids Pipelines business unit with a result of 1.56 and 10% weighting on our Major Projects unit with a result of 1.50.

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Short-term incentive award calculations

Executive	2018 salary(1) ($)	x	2018 target award (%)	x	Overall multiplier	=	Calculated award ($)	Actual award ($)
Al Monaco	1,083,253		130%		1.81		2,543,262	2,543,262
John K. Whelen	453,598		80%		1.79		648,826	648,826
William T. Yardley	550,000		80%		1.61		709,280	709,280
D. Guy Jarvis	461,286		80%		1.74		641,963	641,963
Robert R. Rooney	402,710		75%		1.77		533,993	533,993

1.	Canadian dollars have been converted to US dollars using the published WM/Reuters 4 pm London year-end exchange rate of C$1 = US$0.7322.

Medium- and long-term incentives

Enbridge’s medium- and long-term incentive plans (“LTIP”) for executives include two primary vehicles: the performance stock unit (“PSU”) plan and incentive stock option (“ISO”) plan.

Enbridge views medium- and long-term incentives as forward-looking compensation vehicles, and as such, grants are considered as part of the compensation for the year of grant and onwards instead of in recognition of prior performance.

The various plans that apply to executives have different terms, vesting conditions and performance criteria, mitigating the risk that executives produce only short-term results for individual profit. This approach also benefits shareholders and helps to maximize the ongoing retentive value of the medium- and long-term incentives granted to executives.

Medium- and long-term incentive grants are determined as follows:

Base salary ($) x Target incentive opportunity (%) ÷ Black Scholes value or share price = # of options or units granted (#)

The table below outlines the medium- and long-term incentive plans used in 2018.

	Performance stock units (medium-term)	Incentive stock options (long-term)
Term	Three years	10 years
Description	Phantom shares/units with performance conditions that affect payout	Options to acquire Enbridge shares For US participants, awards are granted in non-qualified options that do not meet the requirements of section 422 of the US Internal Revenue Code
Frequency	Granted every year	Granted every year
Performance Conditions	• 50% – DCF per share growth relative to a target set at the start of the term • 50% – total shareholder return (“TSR”) performance relative to peers	n/a
Vesting	Units cliff vest after three years	Options vest at 25% per year over four years, starting on the first anniversary of the grant date
Payout	Paid out in cash at the end of three years based on the market value of an Enbridge share, subject to adjustment from 0-200% depending on achievement of the performance conditions above	Participant acquires Enbridge shares at the exercise price defined at the time of grant (fair market value)

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The table below shows the target medium- and long-term incentive awards for each NEO in 2018, as well as the amount each plan contributes to that total, in each case as a percentage of base salary.

  Medium- & long-term incentive targets (as a % of base salary)

Executive	2018 Target medium-& long- term incentives	Annual grant as a % of base salary		2017 Target medium-& long- term incentives	Annual grant as a % of base salary
		Performance stock units	Incentive stock units		Performance stock units	Incentive stock units
Al Monaco	575%	345%	230%	400%	140%	260%
John K. Whelen	375%	225%	150%	250%	87.5%	162.5%
William T. Yardley	375%	225%	150%	250%	87.5%	162.5%
D. Guy Jarvis	375%	225%	150%	250%	87.5%	162.5%
Robert R. Rooney	300%	180%	120%	200%	70%	130%

Performance stock units

PSUs are granted annually, in the first quarter of the year, and vest after three years based on the achievement of pre-set hurdles on specific performance measures; the executives’ potential payout upon achievement of the performance measures can range from 0 to 200%.

For grants in 2018, the following two performance measures were used, each weighted at 50%:

I.

DCF per share growth: this measure represents a commitment to Enbridge shareholders to achieve distributable cash flow growth that demonstrates Enbridge’s ability to deliver on its growth plan and continued dividend increases. Measurement against Enbridge’s long-range plan, as well as against industry growth rates, differentiates this metric compared to its use in the STIP, which is based on the external guidance range. The different measurement standards are designed to avoid excessive overlap between Enbridge’s incentive compensation programs. Furthermore, DCF per share growth is only one of two equally weighted metrics used within the PSU plan.

II.

Relative TSR: this measure is used to compare Enbridge against its performance peers. For this measure, Enbridge compares itself against the following group of companies, chosen because they are all capital market competitors, operating in a comparable industry sector.

Performance comparator group: relative TSR
Canadian Utilities Limited	NiSource Inc.
Dominion Resources	ONEOK, Inc.
DTE Energy Company	Pembina Pipeline Corporation
Energy Transfer Equity	PG&E Corporation
Enterprise Products Partners, L.P.	Plains All American Pipeline, L.P.
Fortis Inc.	Sempra Energy
Inter Pipeline Ltd.	TransCanada Corporation
Kinder Morgan, Inc.	Williams Companies, Inc.
Magellan Midstream Partners, L.P.

Payout is determined at the end of the three-year term using an actual performance multiplier that ranges from 0.0x to 2.0x depending on whether the performance conditions were met. The final Enbridge share price at the end of the term is the volume weighted average trading price of Enbridge shares on the TSX or NYSE for the last 20 days before the end of the term.

Performance thresholds for DCF per share growth and relative TSR are reviewed annually.

2018 performance stock unit grant

The mechanics of the 2018 PSU grant are illustrated below.

* Performance between the above anchors will result in a multiplier determined through linear interpolation. DCF per share growth based on a three-year growth rate from the end of 2017.

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The following performance stock units were granted to the NEOs in 2018:

Executive	Number of performance stock units granted	Grant value (as a % of base salary)(1)
Al Monaco	103,590	345%
John K. Whelen	28,290	225%
William T. Yardley	32,070	225%
D. Guy Jarvis	28,770	225%
Robert R. Rooney	20,090	180%

1.

PSU grant sizes were based on the 20-day volume-weighted average share price immediately preceding January 1, 2018. Differences in value as reported in the Summary Compensation table are not reflective of discretionary adjustments but rather are due to differences in Enbridge’s grant calculation methodology compared to FASB ASC Topic 718.

Incentive stock options

ISOs provide executives an opportunity to buy Enbridge shares at some point in the future at the exercise price defined at the time of grant. Members of Enbridge’s senior management are eligible to receive ISOs.

ISOs are typically granted in February or March every year to both Canadian and US members of senior management who are eligible to participate in the ISO plan. ISOs vest in equal installments over a four-year period. The maximum term of a stock option is 10 years, but the term can be reduced if the executive leaves Enbridge as described in the “Termination provisions of stock option plans” section. The exercise price of an ISO is the weighted-average trading price of Enbridge shares on the listed exchange for the last five trading days before the grant date. If the grant date is during a trading blackout period, the grant date will be adjusted to no earlier than the sixth trading day after the trading blackout period ends. ISOs are never backdated or re-priced. ISOs may be granted to executives when they join Enbridge, normally effective on the executive’s date of hire. If the hire date falls within a blackout period, the grant is delayed until after the end of the blackout period.

2018 incentive stock option grant

The table below shows the ISOs granted to each of the NEOs in 2018.

Executive	Number of incentive stock options granted	Grant value (as a % of base salary)(1)
Al Monaco	727,080	230%
John K. Whelen	198,560	150%
William T. Yardley	182,520	150%
D. Guy Jarvis	201,920	150%
Robert R. Rooney	141,030	120%

1.

Differences in value as reported in the Summary Compensation table are not reflective of discretionary adjustments but rather are due to differences in valuations using the Black-Scholes model at the time of approval and grant date.

Awards vesting in 2018

2016 performance stock unit payout

The PSUs granted January 1, 2016 vested on December 31, 2018. The performance multiplier of 0.92x was calculated based on the following metrics:

Measure	DCF per share growth*	Total shareholder return	Combined (50/50 weighting)
Lower threshold	2% compound growth - 0.0x multiplier	at or below 25th percentile (0.0x multiplier)
Target (midpoint)	5% compound growth - 1.0x multiplier	at median (1.0x multiplier)
Upper threshold	11% compound growth - 2.0x multiplier	at or above 75th percentile (2.0x multiplier)
Actual	8.5% compound growth 1.56x multiplier)	32nd percentile (0.28x multiplier)	0.92x multiplier

*	Performance between the above anchors will result in a multiplier determined through linear interpolation.

Adjusted DCF per share is based on operating cash flows and is a non-GAAP measure, which is defined and reconciled in Appendix C – Non-GAAP Reconciliation.

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For incentive compensation purposes, adjusted DCF per share also includes certain further adjustments for events or circumstances not contemplated at the time the performance metrics were originally established. For 2018, further adjustments were applied for a total net adjustment of approximately CAD $569 million.

The performance peer group for the 2016 performance stock unit payout was as follows:

Performance comparator group: risk-adjusted TSR
Canadian Utilities Limited	NiSource Inc.
Dominion Resources	ONEOK, Inc.
DTE Energy Company	Pembina Pipeline Corporation
Energy Transfer Equity	PG&E Corporation
Enterprise Products Partners, L.P.	Plains All American Pipeline, L.P.
Fortis Inc.	Sempra Energy
Inter Pipeline Ltd.	TransCanada Corporation
Kinder Morgan, Inc.	Williams Companies, Inc.
Magellan Midstream Partners, L.P.

This resulted in the following payouts for the NEOs in early 2019:

Executive	Performance stock units granted (#)	+	Notionally reinvested dividends (#)	=	Total performance stock units (#)	x	Performance multiplier	x	Final share price(1),(2) ($)	=	Payout ($)
Al Monaco	62,100		10,297		72,397		0.92		31.08		2,070,229
John K. Whelen	10,240		1,698		11,938		0.92		31.08		341,371
William T. Yardley	8,561		1,017		9,578		0.92		31.56		278,093
D. Guy Jarvis	12,890		2,137		15,027		0.92		31.08		429,714
Robert R. Rooney(3)	–		–		–		–		–		–

1.	The volume-weighted average price of an Enbridge share on the TSX or the NYSE for the 20 trading days immediately preceding December 31, 2018.
2.	Canadian dollars have been converted to US dollars using the published WM/Reuters 4 pm London year-end exchange rate of C$1 = US$0.7322.
3.	Mr. Rooney was hired in 2017 and therefore does not have a 2016 PSU grant maturing.

2016 Spectra Energy performance stock unit payout

Executive	Total Performance stock units (#)	x	Final share price[1] ($)	=	Payout ($)
William T. Yardley(2)	19,975		31.08		620,823

1.	The closing price on the NYSE on December 31, 2018.
2.

Mr. Yardley had 2016 Spectra Performance Stock Units which vested in 2018. These units had a 2.0x multiplier applied, as determined at the time of the Merger Transaction. In addition to the amount above, a dividend payout in cash of $117,424 was made.

2015 Spectra Energy phantom share unit payout

Executive	Total share units (#)	x	Final share price[1] ($)	=	Payout ($)
William T. Yardley(2)	7,822		34.27		268,060

1.	The closing price on the NYSE on February 16, 2018.
2.

Mr. Yardley had 2015 Spectra Phantom Share Units which vested in 2018. These units had a 2.0x multiplier applied, as determined at the time of the Merger Transaction. In addition to the amount above, a dividend payout in cash of $41,870 was made.

Total direct compensation for Named Executive Officers

Profiles have been prepared for each of the NEOs that provide:

•	a summary of individual accomplishments in 2018; and
•	2018 pay mix (2018 base pay, STIP with respect to 2018 and PSUs and ISOs granted in 2018.)

The values provided in the NEOs’ profiles are taken from the Summary Compensation Table.

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Al Monaco

PRESIDENT & CEO

Mr. Monaco is responsible for setting and executing Enbridge’s strategic priorities and serves on the company’s Board of Directors.

In 2018, Mr. Monaco provided strategic and executive leadership in the following areas:

•   Delivered on the key priorities established in the post-Spectra strategic plan, including transition to a pure pipeline-utility business, sale of non-core assets and corporate simplification;

•   Achieved industry leading safety metrics;

•   Delivered strong operational performance and financial results at the top end of the guidance range, a 20% increase over 2017 and increased the dividend by 10%;

•   Generated targeted 2018 synergies related to the 2017 Spectra transaction and continued effectiveness and efficiency actions;

•   Significantly accelerated planned reduction in leverage ahead of target, improved balance sheet and financial flexibility and eliminated the DRIP;

•   Executed C$7 billion of projects on time and on budget;

•   Completed the simplifications of the corporate structure by acquiring four public Sponsored Vehicles, representing an investment of approximately C$13 billion and streamlining the capital structure;

•   Sold C$7.8 billion of non-core assets, well ahead of target and at strong valuations;

•   Secured C$1.8 billion of new capital projects to support future growth;

•   Accelerated and completed the amalgamation of Enbridge’s Utilities in Ontario;

•   Engaged with various stakeholders (regulators, governments and communities) in support of the company’s operations and execution of critical projects; and

•   Secured Minnesota Public Utilities Commission (“PUC”) approval of the Line 3 Replacement project, the largest project in the company’s history.

President & CEO compensation

Our President & CEO is primarily responsible for executing our long-term business strategy as well as shorter-term strategies that support our long-term objectives. The HRC Committee recognizes that Mr. Monaco is managing a changing and increasingly complex business and that it is important to reward these efforts. The HRC Committee believes Mr. Monaco’s compensation should be consistent with this level of responsibility and thus evaluates and adjusts his pay annually to align it with the market and our strategic goals. Recent adjustments to certain elements of Mr. Monaco’s pay have resulted in an increase in his target total direct compensation. These adjustments demonstrate the HRC Committee’s efforts to bring his pay more in line with the market and to recognize his role in the company’s success, and were all executed through the use of at-risk compensation.

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John K. Whelen	William T. Yardley

EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

Mr. Whelen is responsible for all corporate financial affairs of the company, including financial planning and reporting, tax, treasury and financial risk management.

EXECUTIVE VICE PRESIDENT & PRESIDENT, GAS TRANSMISSION & MIDSTREAM Mr. Yardley is responsible for Enbridge’s midstream natural gas gathering and processing business across North America.

In 2018, Mr. Whelen:

•   Oversaw the successful design and execution of a number of strategic initiatives from a financial perspective including approximately C$7.8 billion of asset sales, the buy-in of four publicly-listed Sponsored Vehicles and the amalgamation of Enbridge’s Utilities in Ontario – ensuring financing, tax planning, risk management and accounting objectives were achieved;

•   Oversaw the design and implementation of financing plans to accelerate deleveraging, strengthen the balance sheet and provide ongoing financing flexibility, while continuing to fund the company’s secured capital program – Consolidated Debt to EBITDA was reduced from 5.6 times on a trailing 12 month basis at the outset of the year to 4.7 times at the end of the year – ahead of the company’s deleveraging target;

•   Raised approximately C$8.3 billion of long-term capital (including C$2.6 billion of hybrid equity) across the Enbridge group in challenging markets to further strengthen the balance sheet and liquidity;

•   Designed and executed a plan to simplify and optimize Enbridge’s debt funding structure and strategy, reducing structural subordination and strengthening the credit profile of the parent company; and

•   Oversaw the planning and completion of the pre-design phase of a multi–year program to implement a comprehensive Enterprise Resource Planning system across the organization that will deliver enhanced functionality and efficiency benefits for finance functions, supply chain management and asset and work management.

In 2018, Mr. Yardley:

•   Led the GTM group to continued strong safety performance including a 40% reduction in contractor recordable incident frequency;

•   Successfully completed the first full calendar year after the combination of the legacy gas businesses in the US and Canada and exceeded financial targets for 2018;

•   Oversaw the realization of targeted Merger Transaction synergies for the GTM organization in 2018;

•   Placed over C$6 billion of projects into service on schedule and on budget, including the 160 mile Valley Crossing and 250 mile Nexus Gas Transmission pipeline. Successfully managed one of the most capital intensive project execution years in GTM’s history, and maintained progress on C$4 billion of project backlog;

•   Navigated GTM through regulatory changes and filed the first Texas Eastern rate case in 28 years;

•   Oversaw the management of several new partnerships and commenced the restructuring of the Alliance pipeline;

•   Assisted in the divestiture of the US and Canadian gathering and processing businesses as well as the roll up of Spectra Energy Partners, which he chaired;

•   Signed over C$500 million of new projects in the US and Canada; and

•   Led customer service and reliability of the transmission system, achieving a contract renewal rate of over 98% of the C$800 million up for expiration.

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D. Guy Jarvis	Robert R. Rooney
EXECUTIVE VICE PRESIDENT & PRESIDENT, LIQUIDS PIPELINES Mr. Jarvis is responsible for all of Enbridge’s crude oil and liquids pipeline businesses across North America.	EXECUTIVE VICE PRESIDENT & CHIEF LEGAL OFFICER Mr. Rooney is responsible for the legal, public affairs and communications functions across Enbridge.

In 2018, Mr. Jarvis provided strategic oversight and executive leadership to the following:

•   Oversaw the Liquids Pipelines safety & reliability program which achieved record low crude oil release performance;

•   Delivered on financial results for the Liquids Pipelines business which exceed budget;

•   Conducted an integrity management program that included 215 in-line inspections, 1,225 verification digs and 278 facility inspections;

•   Executed on extensive planning and coordination effort that drove record mainline throughput levels and resulted in mainline system reliability equal to 98.7% of expected available capacity;

•   Secured Minnesota PUC approvals for the Line 3 Replacement project, concluded a new 20 year easement agreement to cross the Fond du Lac Indian reservation, and submitted all Minnesota agency permits;

•   Delivered on all requirements under our agreements with the State of Michigan and oversaw the negotiation of agreements for the construction of a tunnel for Line 5 in the Straits of Mackinac;

•   Secured new capital projects in excess of C$1 billion;

•   Advanced the company’s US Gulf Coast strategy through investment in Gray Oak Pipeline, advanced the Texas Colt project and development of an enhanced local business development presence; and

•   Sponsored an enterprise wide work and asset management initiative to create as much consistency as possible to our approach to managing assets across the various business units.

In 2018, Mr. Rooney provided executive oversight for a number of substantial legal, business and regulatory matters, including:

•   Oversaw legal aspects of the Ontario Energy Board Mergers, Acquisitions, Amalgamation and Divestitures proceeding and successful amalgamation of Enbridge Gas Distribution and Union Gas;

•   Oversaw legal aspects of the sale of non-core assets valued at C$7.8 billion in 2018;

•   Oversaw legal aspects of the buy-in of Enbridge’s four Sponsored Vehicles of approximately C$13 billion;

•   Oversaw approximately C$2.5 billion of capital markets financings and debt exchange/restructuring of C$1.6 billion, from a legal perspective;

•   Oversaw legal, regulatory, public affairs and government relations strategies to successfully obtain project approval for Line 3 in State of Minnesota and the Line 5 tunnel project agreements with the State of Michigan;

•   Strategic oversight and leadership on numerous legal, regulatory, public affairs and government relations matters in connection with Enbridge’s business and multi-billion dollar capital projects inventory, including C$7 billion of capital investment in projects put into service in 2018;

•   Continued the integration and reorganization of the legal and the public affairs and communications functions to realize cost savings, increase efficiencies and provide career development opportunities for employees; and

•   Continued to advance our workforce diversity and inclusion initiatives.

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Other benefits elements

Pension plan

Enbridge sponsors a number of non-contributory qualified pension plans, including:

•	Pension Plan for Employees of Enbridge Gas Distribution Inc. and Affiliates, or EGD RPP;
•	Retirement Plan for the Employees of Enbridge Inc. and its Canadian affiliates, or EI RPP;
•	Enbridge Employee Services, Inc. Employees’ Pension Plan, or US QPP; and
•	Spectra Energy Retirement Cash Balance Plan, or RCBP.

Enbridge also sponsors a number of non-contributory, supplemental non-qualified retirement plans which provide defined benefits in excess of the tax-qualified plans’ limits, including:

•	Enbridge Supplemental Pension Plan, or EI SPP;
•	Enbridge Employee Services, Inc. Supplemental Pension Plan for United States Employees, or US SPP; and
•	Spectra Energy Executive Cash Balance Plan, or ECBP.

We collectively refer to the qualified and non-qualified pension plans as the Pension Plans.

Canadian senior management employees participate in the EI RPP and EI SPP and US senior management employees participate in the US QPP and US SPP. All NEOs are currently senior management employees. For service while a senior management employee, the Pension Plans provide a yearly pension payable in the normal form (60% joint and survivor) equal to: (a) 2% of the participant’s Highest Average Earnings multiplied by (b) the number of credited years of service. Highest Average Earnings is equal to sum of (i) the average of the participant’s highest annual base salary during three consecutive years out of the last 10 years of credited service and (ii) 50% of the average of the participant’s three highest annual performance bonuses paid in the last five years of credited service. An unreduced pension is payable if retirement is after age 55 with 30 or more years of service or on or after age 60. Early retirement reductions apply if a participant retires and does not meet these requirements. Retirement benefits paid from the Pension Plans are indexed at 50% of the annual increase in the consumer price index. EGD RPP benefits for service prior to July 1, 2001 are capped at registered plan limits with no EI SPP benefits payable. The US QPP provides cash balance benefits with pay credits ranging from 4% to 11% of sum of annual base salary and 50% of annual performance bonuses, depending on the employees’ pensionable pay, age and years of service.

For Canadian non-senior management employees, the EI RPP provided employees with a choice to participate in a non-contributory defined contribution component where a level of contribution varies depending on age and years of service, or a defined benefit component where benefits equaled (a) 1.6% of the participant’s Highest Average Earnings multiplied by (b) the number of years of credited service and offset for a portion of the government’s Canada Pension Plan benefit. Other provisions are aligned with the senior management provisions described above. Prior to becoming senior management employees, Mr. Monaco and Mr. Whelen participated in the defined contribution component of the EI RPP for three years and Mr. Yardley participated in the RCBP and ECBP for 16 years. The RCBP is a qualified pension plan that provides cash balance benefits. The ECBP is a supplemental, non-qualified retirement plan which provides cash balance benefits in excess of the RCBP limits. There are no further contributions or service accruals under these legacy pension plan provisions.

Savings plans

Enbridge provides a tax qualified savings plan for all employees. All NEOs participate in the savings plan on the same terms as eligible employees. The savings plans assist and encourage employees to save by matching 100% of employee contributions up to plan limits (maximum 2.5% and 6% of eligible earnings for Canadian employees and US employees, respectively) and subject to applicable tax limits.

Life and health benefits

Medical, dental, life insurance and disability insurance benefits are available to meet the specific needs of individuals and their families. The NEOs participate in the same plan as all other employees. The plans are structured to provide minimum basic coverage with the option of enhanced coverage at a level that is competitive and affordable.

Compensation governance

Enbridge’s compensation governance structure consists of the Board and the HRC Committee, with Mercer (Canada) Limited (“Mercer”) and others from time to time, providing independent advisory support to the HRC Committee. The HRC Committee reviews the governance structure annually against best practices and regulatory guidance.

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Board and HRC Committee

The Board is responsible for the oversight of the compensation principles and programs at Enbridge. The HRC Committee approves major compensation programs and payouts, including reviewing and recommending the compensation for the President & CEO to the Board. The HRC Committee also approves the compensation for the other NEOs.

The HRC Committee assists the Board in carrying out its responsibilities with respect to compensation matters by providing oversight and direction on human resources strategy, policies and programs for the NEOs, senior management and the broader employee base, including compensation, equity incentive plans, pension and benefits as well as talent management, succession planning, workforce recruitment and retention. The HRC Committee provides oversight regarding the management of broader people-related risk and, in addition, specifically reviews the compensation programs from a risk perspective.

All members of the HRC Committee are independent under the independence standard discussed in this proxy statement. The members of the HRC Committee are Catherine L. Williams (chair), Clarence P. Cazalot, Jr., Marcel R. Coutu, Susan M. Cunningham, V. Maureen Kempston Darkes, Michael E.J. Phelps.

The members of the HRC Committee have experience as members of the compensation committees of other public companies. In addition, the members of the HRC Committee have experience in top leadership roles, strong knowledge of the energy industry, experience as directors of other public companies, and a mix of other relevant skills and experience. This background provides the HRC Committee members with the collective experience, knowledge and skills to effectively carry out their responsibilities. For information on each HRC Committee member’s experience and current service on other public company boards and committees, see the director profiles, beginning on page 9. For information on each HRC Committee member’s skills and experience, see the skills and experience matrix on page 20. For information on each HRC Committee member’s participation on other Enbridge Board committees, see page 17.

Independent advice

The HRC Committee is directly responsible for the appointment, compensation and oversight of the work of any compensation consultants, outside legal counsel or other advisors it retains (each, an “Advisor”). The HRC Committee may select or receive advice from an Advisor only after taking into consideration all factors relevant to the Advisor’s independence from management including:

•	the provision of other services to Enbridge by the Advisor;
•	the amount of fees received from Enbridge by the Advisor as a percentage of the Advisor’s total revenue;
•	the policies and procedures of the Advisor that are designed to prevent conflicts of interest;
•	any shares owned by the Advisor; and
•	any business or personal relationship of the Advisor with a member of the HRC Committee or with an executive officer at Enbridge.

Although the HRC Committee is required to consider these factors, it is free to select or receive advice from an Advisor that is not independent.

Since 2002, Mercer, an independent Advisor, has provided guidance to the HRC Committee on compensation matters to ensure Enbridge’s programs are appropriate, market competitive and continue to meet intended goals. Advisory services include reviewing:

•	the competitiveness and appropriateness of executive compensation programs;
•	annual total direct compensation for the President & CEO and the executive leadership team;
•	executive compensation governance; and
•	the HRC Committee’s mandate and related Board committee processes.

While the HRC Committee considers the information and recommendations Mercer provides, it has full responsibility for its own decisions, which may reflect other factors and considerations.

The HRC Committee chair reviews and approves the terms of engagement with Mercer every year. The terms specify the work to be done in the year, Mercer’s responsibilities and its fees. Management can also retain Mercer on compensation matters from time to time or for prescribed compensation services. The HRC Committee chair must, however, approve all services that are not standard in nature, taking into account whether or not the work would compromise Mercer’s independence.

Management and the HRC Committee engaged Mercer in 2018 to provide analysis and advice on various compensation matters. The following table provides a breakdown of services provided by and fees paid to Mercer and

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its affiliates (a significant portion of which relate to risk brokerage service fees paid to Marsh Inc., a Mercer affiliate) by Enbridge and its affiliates in 2018 and 2017:

Nature of work	Approximate fees 2018 (C$)	Approximate fees 2017 (C$)
Executive compensation-related fees[1]	481,729	514,249
All other fees[2]	5,731,090	6,703,907
Total	6,212,819	7,218,156

1.	Includes all fees related to executive compensation associated with the President & CEO and the executive leadership team.
2.

Includes fees paid for other matters that apply to Enbridge as a whole, such as pension actuarial valuations, renewal and pricing of benefit plans, evaluation of geographic market differences and regulatory proceedings support. Also includes risk brokerage service fees (C$1,889,701 in 2018 and C$2,129,632 in 2017) paid to Marsh for services provided to our operating affiliates.

Compensation services received by Enbridge from Advisors are not sole-sourced from one provider; each situation and need is assessed independently, and other providers are used depending on the nature of the service required, and the qualifications of the provider. In 2018, Enbridge did not engage the services of other compensation consultants.

Compensation risk management

The HRC Committee oversees Enbridge’s compensation programs from the perspective of whether the programs encourage individuals to take inappropriate or excessive risks that are reasonably likely to have a material adverse impact on Enbridge.

Compensation risk mitigation practices

Enbridge uses the following compensation practices to mitigate risk:

•	a pay-for-performance philosophy that is embedded in the compensation design;
•	a mix of pay programs benchmarked against a relevant peer group in terms of both relative proportion and prevalence;
•

a rigorous approach to goal-setting and a process of establishing targets with multiple levels of performance, which mitigate excessive risk-taking that could harm Enbridge’s value or reward poor judgment of executives;

•

compensation programs that include a combination of short-, medium- and long-term elements that ensure executives are incentivized to consider both the immediate and long-term implications of their decisions;

•

program provisions where executives are compensated for their short-term performance using a combination of safety, system reliability, environmental, financial, and customer and employee metrics that ensure a balanced perspective and are a mix of both leading (proactive/preventative) and lagging (incident-based) indicators;

•	performance thresholds that include both minimum and maximum payouts;
•	stock award programs that vest over multiple years and are aligned with overall corporate performance that drives superior value to Enbridge shareholders;
•	share ownership guidelines that ensure executives have a meaningful equity stake in Enbridge to align their interests with those of Enbridge shareholders;
•	an anti-hedging policy to prevent activities that would weaken the intended pay-for-performance link and alignment with Enbridge shareholders’ interests; and
•	an incentive compensation clawback policy that allows Enbridge to recoup overpayments made to executives in the event of fraudulent or willful misconduct.

The HRC Committee has considered the concept of risk as it relates to the compensation programs and has concluded that the programs do not encourage excessive or inappropriate risk-taking and are aligned with the long-term interests of shareholders.

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Anti-hedging policy

Enbridge’s insider trading and reporting guidelines, among other things, prohibit directors, officers, employees and contractors (of Enbridge and its subsidiaries) from purchasing financial instruments that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held by the NEO, as such positions delink the intended alignment of employee and shareholder interests. The following activities are specifically prohibited:

•	any form of hedging activity;
•	any form of transaction involving stock options (other than exercising options in accordance with the plans);
•	any other form of derivative trading (including “puts” and “calls”); and
•	“short-selling” (selling securities that the individual does not own).

Clawback policy

The incentive compensation clawback policy allows Enbridge to recover, from current and former executives, certain incentive compensation amounts awarded or paid to individuals if the individuals engaged in fraud or willful misconduct that led to inaccurate financial results reporting, regardless of whether the misconduct resulted in a restatement of all or a part of Enbridge’s financial statements.

Annual decision-making process

The HRC Committee reviews and approves the compensation plans and pay levels for all the NEOs except the President & CEO. The HRC Committee reviews and recommends the compensation plans and pay level for the President & CEO to the Board.

The table below shows the process by which compensation decisions are made.

Benchmarking to peers

Total direct compensation for the NEOs is managed within a framework that involves input from and consideration by the President & CEO and the HRC Committee, with Mercer providing independent advisory support. The competitiveness of this framework is based on peer group market data extracted from third-party compensation surveys and publicly disclosed executive compensation information for comparable benchmark roles at peer companies. The market data is considered from several perspectives including organization size and industry sector (pipeline, energy and utility criteria).

As the responsibilities of Enbridge’s NEOs are primarily North American in scope, a North American peer group is determined and used for executive compensation benchmarking.

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Peer group determination

Enbridge’s compensation benchmarking peer group is reviewed annually by the HRC Committee. The peer group used for determining compensation in 2018 was changed from 2017. Following the closing of the Merger Transaction, a formal review of the executive compensation peer group was completed in light of the increased size and scope of the company. With the assistance of Mercer, a revised peer group was created for 2018. The new peer group includes companies that are generally similar in size to Enbridge in terms of enterprise value, market capitalization and assets. Where appropriate, the peer group was further enhanced to include companies similar to Enbridge in terms of operational profile.

The 2018 peer group is as follows:

Canadian National Railway Company	Enterprise Products Partners L.P.	Suncor Energy Inc.
Canadian Natural Resources Limited	Halliburton Company	The Southern Company
Chevron Corporation	Kinder Morgan Inc.	The Williams Companies Inc.
Conoco Phillips	NextEra Energy Inc.	TransCanada Corporation
Dominion Resources Inc.	Occidental Petroleum Corporation	Union Pacific Corporation
Duke Energy Corporation	Phillips 66
Energy Transfer Partners, L.P.	Schlumberger Limited

Setting compensation targets

Enbridge targets overall total direct compensation at the median (including the President & CEO position), considering the skills, competencies and experience of each senior executive.

Share ownership

It is important for all Enbridge officers, including the NEOs, to have a meaningful equity stake in Enbridge. Owning Enbridge shares is a tangible way to align the interests of executives with those of Enbridge shareholders.

Executives can acquire Enbridge shares by participating in the employee savings plan, exercising stock options or by making personal investments in Enbridge shares. Personal holdings, and Enbridge shares held in the name of a spouse, dependent child or trust, all count toward meeting the guidelines. Performance stock units, restricted stock units and unexercised stock options do not count toward meeting the guidelines (resulting in a more stringent threshold than typical practice).

Effective January 1, 2018, the share ownership requirement was increased from five to six times base salary for the President and CEO and from two times to three times base salary for the other NEOs. The NEOs have until January 1, 2022 to be in compliance with their increased target. All have already met or exceeded the requirement, except Mr. Rooney who was hired in 2017.

Target and actual share ownership as of December 31, 2018

2018 Incremental Enbridge Share Ownership

Executive	# Shares Owned as of:		Incremental change
	December 31, 2017	December 31, 2018
Al Monaco	482,726	647,746	165,020
John K. Whelen	122,770	202,964	80,194
William T. Yardley	107,139	109,800	2,661
D. Guy Jarvis	45,885	47,417	1,532
Robert R. Rooney	4,400	18,216	13,816

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Executive compensation tables and other compensation disclosure

2018 SUMMARY COMPENSATION TABLE

The table below shows the total amounts that Enbridge and its subsidiaries paid and granted to the NEOs for the years ended December 31, 2018, 2017 and 2016, calculated in accordance with applicable SEC rules. Amounts represented below for Messrs. Monaco, Whelen, Jarvis and Rooney were originally paid in Canadian dollars and have been converted to US dollars using the published WM/Reuters 4 pm London year-end exchange rate of C$1 = US$0.7322, C$1 = US$0.7981, and C$1 = US$0.7548 for 2018, 2017 and 2016 respectively.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Non- Equity Incentive Plan Compen- Sation(3) ($)	Change in Pension Value and Nonqualified Deferred Compen- sation Earnings(4) ($)	All Other Compen- Sation(5) ($)	Total ($)	Total Without Change in Pension Value ($)
Al Monaco President & Chief Executive Officer	2018	1,083,253	–	3,250,871	2,033,646	2,543,262	569,000	50,162	9,530,194	8,961,194
	2017	1,166,717	718,326	2,049,154	2,684,736	1,492,880	4,319,000	96,092	12,526,905	8,207,905
	2016	1,039,402	–	2,240,156	1,942,369	1,849,336	2,426,000	87,236	9,584,499	7,158,499
John K. Whelen Executive Vice President & Chief Financial Officer	2018	453,598	–	911,206	555,373	648,826	278,000	24,504	2,871,507	2,593,507
	2017	488,547	215,491	554,115	702,950	393,816	1,542,000	54,015	3,950,934	2,408,934
	2016	430,725	–	369,391	438,656	527,740	896,000	49,321	2,711,833	1,815,833
William T. Yardley(6) Executive Vice President, Gas Transmission & Midstream	2018	550,000	–	1,150,030	620,568	709,280	191,000	24,132	3,245,010	3,054,010
	2017	458,333	–	553,717	342,875	504,737	432,660	29,615	2,321,937	1,889,277

D. Guy Jarvis Executive Vice President & President, Liquids Pipelines	2018	461,286	–	926,667	564,771	641,963	44,000	61,019	2,699,705	2,655,705
	2017	496,827	–	416,255	714,857	452,079	1,270,000	82,495	3,432,513	2,162,513
	2016	443,633	–	464,986	552,378	518,290	767,000	80,640	2,826,927	2,059,927
Robert R. Rooney(7) Executive Vice President & Chief Legal Officer	2018	402,710	–	647,088	394,461	533,993	161,000	15,187	2,154,441	1,993,441
	2017	402,384	–	833,403	768,644	261,616	160,000	39,673	2,465,720	2,305,720

Note: To show the effect that the year-over-year change in pension value had on total compensation, as determined under applicable SEC rules, we have included an additional column to show total compensation minus the change in pension value. The amounts reported in the Total Without Change in Pension Value column may differ from the amounts reported in the Total column required under SEC rules and are not a substitute for total compensation. Total without Change in Pension Value represents total compensation, as determined under applicable SEC rules, minus the change in pension value reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column. The change in pension value is subject to many external variables, such as foreign exchange rates, discount rates and other actuarial assumptions and methods that are not related to company performance and are outside of the control of the HRC Committee. Therefore, we do not believe a year-over-year change in pension value is helpful in evaluating compensation for comparative purposes.

1.

The amounts disclosed in this column include the aggregate grant date fair value of PSUs and RSUs granted in 2018, 2017 and 2016, as applicable, in each case, computed in accordance with the provisions of FASB ASC Topic 718.

2.

The amounts in this column represent the grant date fair value of stock option awards granted to each of the NEOs, calculated in accordance with FASB ASC Topic 718. The grant date fair value of stock option awards is measured using the Black-Scholes option-pricing model.

3.	The amounts disclosed in this column represent amounts paid under the Enbridge Inc. STIP with respect to the 2018, 2017 and 2016 performance years.
4.

The amounts disclosed in this column reflect the aggregate change in the actuarial present value of accumulated pension benefits at the earliest unreduced retirement age using the actuarial assumptions described in the company’s financial statements on Form 10-K. The amounts recorded in this column vary with a number of factors, the foreign exchange rate used to convert the value of Canadian dollar pensions to US dollars, and the discount rate applied to determine the value of future payment streams. These factors do not result in any change in the underlying pension payable at the earliest unreduced date to plan participants. An analysis of the Change in Pension Value for 2018 follows.

There was a decrease in 2018 in the US dollar values of Canadian dollar pensions as exchange rates went from C$1 = US$0.7981 to C$1 = US$0.7322. As a result of an increase in prevailing interest rates in the credit markets

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in 2018, the discount rate used pursuant to pension accounting rules to calculate the present value of future pension payments increased from 3.59% to 3.83%. Further details on the amounts reported can be found in the section entitled “Pension Benefits” on page 89.

2018 CHANGE IN PENSION VALUE

Name	Change in Foreign Exchange Rates ($)	Change in Discount Rates, Actuarial Assumptions and Other ($)	Change in Pensionable Service and Highest Average Earnings ($)	Total Change in Pension Value ($)
Al Monaco	(1,316,000)	(50,000)	1,935,000	569,000
John K. Whelen	(447,000)	(16,000)	741,000	278,000
William T. Yardley	–	(87,000)	278,000	191,000
D. Guy Jarvis	(372,000)	(51,000)	467,000	44,000
Robert R. Rooney	(30,000)	(18,000)	209,000	161,000

5.	The table below describes the elements comprising the amounts presented in this column for 2018.

2018 ALL OTHER COMPENSATION

Name	Matching Contribution Under the Retirement Savings Plan ($)	Flexible Benefit Credit(a) ($)	Relocation Expenses(b) ($)	Foreign Taxes ($)	Other Benefits(c) ($)	Total ($)
Al Monaco	–	38,142	–	–	12,020	50,162
John K. Whelen	–	17,625	–	–	6,879	24,504
William T. Yardley	16,500	–	–	–	7,632	24,132
D. Guy Jarvis	–	17,120	22,002	10,003	11,894	61,019
Robert R. Rooney	–	9,864	–	–	5,323	15,187

a)

For the NEOs domiciled in Canada, flexible benefit credits are provided based on their family status and base salary. These credits can be used to purchase benefits or can be paid in cash. Participants could receive up to 2.5% of base salary in matching contributions towards their flexible benefit credits if they made contributions into their Savings Plan.

b)	Includes relocation subsidies related to mortgage interest payments.
c)	Other benefits include parking, executive medical, personal use of company aircraft (Mr. Jarvis and Mr. Yardley only, not the CEO nor other NEOs), and other incidental compensation.

6.

Mr. Yardley commenced employment with Enbridge in connection with the completion of the Merger Transaction on February 27, 2017. In accordance with SEC rules, amounts set forth in this table do not reflect any compensation paid by Spectra Energy to Mr. Yardley prior to completion of the Merger Transaction. Because Mr. Yardley was only a NEO in 2017, no disclosure is included for Mr. Yardley for 2016.

7.	Mr. Rooney commenced employment with Enbridge on February 1, 2017. Because Mr. Rooney was only a NEO in 2017, no disclosure is included as to Mr. Rooney for 2016.

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2018 GRANTS OF PLAN-BASED AWARDS

Name	Plan Name[1]	Approval Date	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards[2]			Estimated Future Payouts Under Equity Incentive Plan Awards[3]			All Other Stock Awards: Number Of Shares Of Stock Or Units (#)	All Other Option Awards: Number of Securities Underlying Options[4] (#)	Exercise or Base Price of Option Awards[5] ($/Sh)		Closing Price on Grant Date ($/Sh)		Grant Date Fair Value of Stock and Option Awards[6] ($)
				Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Al Monaco	PSUs	13-Feb-18	13-Feb-18	–	–	–	–	103,590	207,180	–	–		–		–	3,250,871
	ISOs	13-Feb-18	27-Feb-18	–	–	–	–	–	–	–	727,080	C$	43.02	C$	42.09	2,033,646
	STIP	12-Feb-19	28-Feb-19	–	1,408,230	2,816,460	–	–	–	–	–		–		–	–
John K. Whelen	PSUs	1-Feb-18	1-Feb-18	–	–	–	–	28,290	56,580	–	–		–		–	911,206
	ISOs	13-Feb-18	27-Feb-18	–	–	–	–	–	–	–	198,560	C$	43.02	C$	42.09	555,373
	STIP	31-Jan-19	28-Feb-19	–	362,880	725,760	–	–	–	–	–		–		–	–
William T. Yardley	PSUs	1-Feb-18	1-Feb-18	–	–	–	–	32,070	64,140	–	–		–		–	1,150,030
	ISOs	13-Feb-18	27-Feb-18	–	–	–	–	–	–	–	182,520		33.97		32.99	620,568
	STIP	31-Jan-19	28-Feb-19	–	440,000	880,000	–	–	–	–	–		–		–	–
D. Guy Jarvis	PSUs	1-Feb-18	1-Feb-18	–	–	–	–	28,770	57,540	–	–		–		–	926,667
	ISOs	13-Feb-18	27-Feb-18	–	–	–	–	–	–	–	201,920	C$	43.02	C$	42.09	564,771
	STIP	31-Jan-19	28-Feb-19	–	369,030	738,060	–	–	–	–	–		–		–	–
Robert R. Rooney	PSUs	1-Feb-18	1-Feb-18	–	–	–	–	20,090	40,180	–	–		–		–	647,088
	ISOs	13-Feb-18	27-Feb-18	–	–	–	–	–	–	–	141,030	C$	43.02	C$	42.09	394,461
	STIP	31-Jan-19	28-Feb-19	–	302,030	604,060	–	–	–	–	–		–		–	–

1.

As used in this table, “PSUs” are the performance stock units granted under the Performance Stock Unit Plan, “ISOs” are the incentive stock options granted under the Incentive Stock Option Plan, and “STIP” refers to the cash award payable under the Short-Term Incentive Plan.

2.	Represents the cash amounts to be paid for performance during 2018 under STIP. There was no threshold payout under this plan for 2018.
3.

For each of our NEOs, represents the portion of incentive compensation granted in the form of PSUs for performance during 2018. These PSUs will be earned between 0% and 200%, based on DCF per share growth and relative TSR from January 1, 2018 to December 31, 2020. The earned PSUs will generally cliff vest after the end of the three-year performance period, subject to the executive remaining employed by Enbridge, and are cash-settled based on the volume-weighted average trading prices of Enbridge shares over the twenty days prior to the end of the performance period. In each case, the amounts shown under the Maximum column represent the maximum payout level of 200% target; there is no threshold payout level.

4.

For each of our NEOs, represents the portion of incentive compensation granted in the form of ISOs during 2018. These ISOs vest in equal installments over a four-year vesting period and have a 10-year term.

5.

ISOs are granted with an exercise price based on a five-day volume-weighted average price immediately preceding the grant date. The exercise price of the ISOs at the time of grant was C$43.02 for Canadian-domiciled NEOs and $33.97 for NEOs domiciled in the United States.

6.

The aggregate grant date fair value of awards presented in this column is computed in accordance with FASB ASC Topic 718. The grant date fair value for Canadian option grants was converted from Canadian dollars to US dollars using the published WM/Reuters 4 pm London year-end exchange rate of C$1 =US$0.7322.

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2018 OUTSTANDING EQUITY AWARDS AT 2018 FISCAL YEAR-END

The market value of unvested or unearned awards is calculated based on C$42.41 per share for awards denominated in Canadian dollars and US$31.08 for awards denominated in US dollars, the closing prices of our shares on the TSX and NYSE on December 31, 2018. The grant date fair value for Canadian option grants and the market value of unvested or unearned awards denominated in Canadian dollars were each converted from Canadian dollars to US dollars using the published WM/Reuters 4 pm London year-end exchange rate of C$1 = US$0.7322.

		Option Awards						Stock Awards
Name	Year of Grant / Performance Period(1)	Number of Securities Underlying Unexercised Options (#)(2) Exercisable	Number of Securities Underlying Unexercised Options (#)(2) Unexercisable	Option Exercise Price ($)(3)		Option Expiration Date(2)		Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)(7)
Al Monaco	2018	–	727,080	C$	43.02	27-Feb-2028		–	–		–	–
	2017	146,000	438,000	C$	55.84	28-Feb-2027		–	–		–	–
	2016	182,500	182,500	C$	44.06	1-Mar-2026		–	–		–	–
	2015	147,000	49,000	C$	59.08	2-Mar-2025		–	–		–	–
	2014	199,000	–	C$	48.81	13-Mar-2024		–	–		–	–
	2013	229,000	–	C$	44.83	27-Feb-2023		–			–	–
	2012	147,500	–	C$	38.34	2-Mar-2022		–	–		–	–
	2011	100,000	–	C$	28.78	14-Feb-2021		–	–		–	–
	2012	1,058,800	–	C$	39.34	15-Aug-2020		–	–		–	–
	2010	80,000	–	C$	23.30	16-Feb-2020		–	–		–	–
	2018 to 2020	–	–		–	–		–	–		110,403	3,428,305
	2017 to 2019	–	–		–	–		–	–		39,241	1,218,527
	2017	–	–		–	–		12,108	513,484		–	–
John K. Whelen	2018	–	198,560	C$	43.02	27-Feb-2028		–	–		–	–
	2017	38,228	114,682	C$	55.84	28-Feb-2027		–	–		–	–
	2016	41,215	41,215	C$	44.06	1-Mar-2026		–	–		–	–
	2015	82,253	27,417	C$	59.08	2-Mar-2025		–	–		–	–
	2014	92,700	–	C$	48.81	13-Mar-2024		–	–		–	–
	2013	78,550	–	C$	44.83	27-Feb-2023		–	–		–	–
	2012	77,050	–	C$	38.34	2-Mar-2022		–	–		–	–
	2011	84,000	–	C$	28.78	14-Feb-2021		–	–		–	–
	2010	55,000	–	C$	23.30	16-Feb-2020		–	–		–	–
	2018 to 2020	–	–		–	–		–	–		30,151	936,256
	2017 to 2019	–	–		–	–		–	–		10,252	318,345
	2017	–	–		–	–		3,633	154,093		–	–
William T. Yardley	2018	–	182,520		33.97	27-Feb-2028		–	–		–	–
	2017	14,145	42,435		41.64	28-Feb-2027		–	–		–	–
	2016	39,294	19,647		28.87	16-Feb-2026	(8)	–	–		–	–
	2017	–	–		–	–		17,908	556,581	(9)	–	–
	2018 to 2020	–	–		–	–		–	–		34,200	1,062,931
	2017 to 2019	–	–		–	–		–	–		5,222	162,308
	2016	–	–		–	–		8,118	252,307	(10)	–	–
D. Guy Jarvis	2018	–	201,920	C$	43.02	27-Feb-2028		–	–		–	–
	2017	38,875	116,625	C$	55.84	28-Feb-2027		–	–		–	–
	2016	51,900	51,900	C$	44.06	1-Mar-2026		–	–		–	–
	2015	51,038	17,012	C$	59.08	2-Mar-2025		–	–		–	–
	2014	78,350	–	C$	48.81	13-Mar-2024		–	–		–	–
	2013	15,087	–	C$	44.83	27-Feb-2023		–	–		–	–
	2012	169,400	–	C$	39.34	15-Aug-2020		–	–		–	–
	2018 to 2020	–	–		–	–		–	–		30,662	952,141
	2017 to 2019	–	–		–	–		–	–		10,431	323,899
Robert R. Rooney	2018	–	141,030	C$	43.02	27-Feb-2028		–	–		–	–
	2017	41,800	125,400	C$	55.84	28-Feb-2027		–	–		–	–
	2018 to 2020	–	–		–	–		–	–		21,411	664,877
	2017 to 2019	–	–		–	–		–	–		14,265	442,975
	2017	–	–		–	–		6,618	280,686		–	–

1.	Refers to year of grant for ISOs and RSUs, and to the three-year performance period for PSUs starting January 1 of 2017 or 2018 and ending December 31 of 2019 or 2020, as applicable.

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2.

Each ISO award has a 10-year term and vests pro-rata as to one fourth of the option award beginning on the first anniversary of the grant date. Each Performance Stock Option (“PSO”) award has an 8-year term and performance vests of 40%/40%/20% of the option award and payout vests pro-rata as to one fifth beginning on the first anniversary of the grant date. As of December 31, 2018, all of the performance conditions have been met.

3.	Strike prices are reflected in the currency granted.
4.	For Messrs. Monaco, Whelen, and Rooney, reflects RSUs granted on January 1, 2017, which cliff vest 35 months following grant.
5.	Canadian dollars have been converted to US dollars using the published WM/Reuters 4 pm London year-end exchange rate of C$1 = US$0.7322.
6.

Reflects PSUs that will be earned between 0 – 200%, based on DCF per share growth and relative risk-adjusted TSR from January 1, 2017 to December 31, 2019 and based on DCF per share growth and relative TSR from January 1, 2018 to December 31, 2020, as applicable.

7.	A performance multiplier of 1.0x has been used, based on achieving the Target Performance Level as defined in the plan.
8.

Reflects stock option awards granted by Spectra Energy that were converted to Enbridge stock options and assumed by Enbridge at the closing of the Merger Transaction. These legacy Spectra Energy options vest pro-rata as to one third of the option award beginning on the first anniversary of the grant date.

9.

Reflects phantom units granted by Spectra Energy that were converted into an award denominated in Enbridge shares and assumed by Enbridge at the closing of the Merger Transaction. These legacy Spectra Energy phantom units will vest on February 14, 2020, with 50% settled in cash and the remaining 50% settled in Enbridge shares.

10.

Reflects phantom units granted by Spectra Energy that were converted into an award denominated in Enbridge shares and assumed by Enbridge at the closing of the Merger Transaction. These legacy Spectra Energy phantom units vested on February 16, 2019 and were settled in cash.

2018 OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Al Monaco	100,000	1,478,385	72,397	2,070,229
John K. Whelen	90,000	1,457,334	11,938	341,371
William T. Yardley(1)	–	–	37,375	1,166,976
D. Guy Jarvis	–	–	15,027	429,714
Robert R. Rooney	–	–	–	–

1.	Includes 2016 Spectra PSUs and 2015 Spectra RSUs.

88    2019 Proxy Statement Enbridge Inc.

PENSION BENEFITS

The table below summarizes the NEOs’ number of years of credited service, present value of accumulated benefits and payments received during the last fiscal year (if any) under each pension plan. Assumptions used in calculating the present value of accumulated benefits are based on the assumptions used for the purposes of reporting the company’s financial statements and which are described in the company’s financial statements on Form 10-K. We have converted pensions payable in Canadian dollars into US dollars using the published WM/Reuters 4 pm London year-end exchange rate of C$1 = US$0.7322.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Al Monaco(1)	EI RPP	20.00	830,000	–
	EGD RPP	0.08	4,000	–
	EI SPP	20.08	13,771,000	–
John K. Whelen	EI RPP	20.08	841,000	–
	EGD RPP	1.08	48,000	–
	EI SPP	20.08	4,069,000	–
William T. Yardley(2)	US QPP	1.83	49,000	–
	US SPP	1.83	387,000	–
	RCBP	16.30	488,000	–
	ECBP	16.30	543,000	–
D. Guy Jarvis	EI RPP	16.42	591,000	–
	EGD RPP	2.08	75,000	–
	EI SPP	18.50	3,469,000	–
Robert R. Rooney	EI RPP	1.92	74,000	–
	EI SPP	1.92	247,000	–

1.

Mr. Monaco’s retirement benefit under the EI SPP is calculated using a 2.5% accrual rate for each year of credited service between 2008 and 2013. The higher accrual rate is equivalent to approximately 1.50 years of credited service. Upon Mr. Monaco’s appointment to President & CEO, a cap to the annual pension payable of C$1,750,000 was implemented.

2.	Mr. Yardley’s December 31, 2018 account balances in the RCBP and ECBP are $464,000 and $516,000, respectively.

Termination of employment and change-in-control arrangements

Employment agreements

Enbridge has entered into employment agreements with each of the NEOs. The terms in the employment agreements are competitive and part of a comprehensive compensation package that assists in recruiting and retaining top executive talent.

The agreements generally provide payments for executives in the case of involuntary termination for any reason (other than for cause) or voluntary termination within 150 days after constructive dismissal, as defined in each agreement, and do not provide for any “single-trigger” severance payments upon a change in control of the company. As a condition to receiving payments under the employment agreements upon a qualifying termination of employment, the executive must execute a general release of claims in favor of Enbridge and comply with the following restrictive covenants:

For CEO and All NEOs
Confidentiality provision	Non-competition/ solicitation	No recruitment
2 years after departure	1 year after departure	2 years after departure

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Termination of employment scenarios

Compensation that would be paid to the NEOs pursuant to the terms of their existing employment agreements under various termination scenarios is described below.

	Type of termination	Base salary	Short-term incentive	Medium- and long-term incentive	Pension	Benefits
Voluntary	Resignation	None	Payable in full if executive has worked the entire calendar year. Otherwise, none.	• PSUs and RSUs forfeited. • Vested stock options must be exercised within 30 days of resignation or by the end of the original term (if sooner).(1) • Unvested stock options are cancelled.	No longer earns service credits.	None
	Retirement		Current year’s incentive is prorated based on retirement date.

•  PSUs and RSUs prorated for retirement date and value is assessed and paid at end of usual term.

•  Stock options continue to vest and can be exercised for three years after retirement (or option expiry, if sooner).

Post- retirement benefits begin.

Involuntary	Termination not for cause or constructive dismissal	Current salary is paid out in a lump sum (3x for CEO and 2x for other NEOs).

The average short-term incentive award over the past two years is paid out in a lump sum (3x for CEO and 2x for other NEOs) plus the current year’s short-term incentive, prorated based on active service during the year of termination based on target performance.

•  PSUs and RSUs are prorated to date of termination and value is assessed and paid at end of usual term.

•  Vested stock options must be exercised according to stock option terms.

•  The in-the-money spread value of unvested stock options is paid in cash.

					Additional years of pension credit are added to the final pension calculation (three years for CEO and two years for other NEOs).	Value of future benefits paid out in a lump sum (3x for CEO and 2x for other NEOs).
	Termination following change of control			• PSUs vest and value is assessed and paid based on performance measures achieved prior to or to the change in control. RSUs vest and are paid out. • All stock options vest.

1.	Where applicable, both time and performance vesting conditions must have been met in order to be considered exercisable.

90    2019 Proxy Statement Enbridge Inc.

The amounts shown in the table below include the estimated potential payments and benefits that would be payable to each of our NEOs as a result of the specified triggering event, assumed to occur as of December 31, 2018. The actual amounts that would be payable in these circumstances can be determined only at the time of the executive’s separation, would include payments or benefits already earned or vested and may differ from the amounts set forth in the table below. Amounts in Canadian dollars have been converted to US dollars using the published WM/Reuters 4 pm London year-end exchange rate of C$1 = US$0.7322.

Executive	Triggering Event(1)	Base salary(2) ($)	Short-term incentive(3) ($)	Medium- term incentives(4) ($)	Long-term incentives(5) ($)	Pension(6) ($)	Benefits(7) ($)	Total payout ($)
Al Monaco	Change in Control (“CIC”)	–	–	–	–	–	–	–
	Death	–	–	4,457,344	–	–	41,664	4,499,007
	Retirement	–	–	4,457,344	–	–	41,664	4,499,007
	Voluntary or for cause termination	–	–	–	–	–	41,664	41,664
	Involuntary termination without cause	3,249,760	3,670,756	7,270,933	–	3,431,000	180,279	17,802,728
	Involuntary or good reason termination after a CIC	3,249,760	3,670,756	7,270,933	–	3,431,000	180,279	17,802,728
John K. Whelen	Change in Control	–	–	–	–	–	–	–
	Death	–	–	971,372	–	–	17,446	988,818
	Retirement	–	–	971,372	–	–	17,446	988,818
	Voluntary or for cause termination	–	–	–	–	–	17,446	17,446
	Involuntary termination without cause	907,196	674,763	1,737,278	–	924,000	73,702	4,316,939
	Involuntary or good reason termination after a CIC	907,196	674,763	1,737,278	–	924,000	73,702	4,316,939
William T. Yardley	Change in Control	–	–	–	43,420	–	–	43,420
	Death	–	–	2,211,152	43,420	–	21,154	2,275,726
	Voluntary or for cause termination	–	–	–	–	–	21,154	21,154
	Involuntary termination without cause	1,100,000	1,009,474	3,203,964	43,420	488,000	44,030	5,888,888
	Involuntary or good reason termination after a CIC	1,100,000	1,009,474	3,203,964	43,420	488,000	44,030	5,888,888
D. Guy Jarvis	Change in Control	–	–	–	–	–	–	–
	Death	–	–	998,985	–	–	17,742	1,016,727
	Retirement	–	–	998,985	–	–	17,742	1,016,727
	Voluntary or for cause termination	–	–	–	–	–	17,742	17,742
	Involuntary termination without cause	922,572	710,504	1,741,811	–	805,000	72,989	4,252,877
	Involuntary or good reason termination after a CIC	922,572	710,504	1,741,811	–	805,000	72,989	4,252,877
Robert R. Rooney	Change in Control	–	–	–	–	–	–	–
	Death	–	–	657,011	–	–	15,489	672,500
	Retirement	–	–	657,011	–	–	15,489	672,500
	Voluntary or for cause termination	–	–	–	–	–	15,489	15,489
	Involuntary termination without cause	805,420	604,065	1,312,763	–	499,000	52,051	3,273,298
	Involuntary or good reason termination after a CIC	805,420	604,065	1,312,763	–	499,000	52,051	3,273,298

1.	Messrs. Monaco, Whelen, Jarvis and Rooney are the only NEOs who are retirement eligible as of December 31, 2018. Retirement eligibility under Enbridge programs means age 55 or older.
2.	Reflects a lump sum payment equal to three times (for Mr. Monaco) and two times (for Messers. Whelen, Jarvis, Rooney, and Yardley) the NEO’s base salary in effect as at December 31, 2018.
3.

Reflects a lump sum payment equal to three times (for Mr. Monaco) and two times (for Messrs. Whelen, Jarvis, Rooney and Yardley) the average of the short-term incentive award paid to the NEO in the two years preceding the year in which the termination occurs. For Mr. Rooney, the short-term incentive component is calculated based on $302,030, the amount of his 2018 target short-term incentive payment. In addition, the amount the NEO would receive as short-term incentive payment for the current year is reflected in the Summary Compensation Table.

4.

Represents the value of RSUs and PSUs that would vest and be settled in cash upon the triggering event, based on C$42.41 for awards granted in Canadian dollars and US$31.08 for awards granted in US dollars, the closing price of an Enbridge share on the TSX and NYSE, respectively, on December 31, 2018 and assuming in the

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case of PSUs, target performance. For PSUs and RSUs, severance period, as outlined in the executive employment agreement, counts towards active service when prorating for termination without cause.
5.

Represents the “in-the-money value” of unvested ISOs and PSOs as of December 31, 2018, that would be paid in cash (as a result of an involuntary termination without cause) or that would become vested (as a result of an involuntary or good reason termination after a Change in Control). In-the-money value is calculated as C$42.41 for awards granted in Canadian dollars and US$31.08 for awards granted in US dollars, the closing price of an Enbridge share on the TSX and NYSE, respectively, on December 31, 2018, less the applicable exercise price of the option.

6.	Reflects the value of three additional years of pension credit for Mr. Monaco and two additional years of pension credit for each of Messrs. Whelen, Jarvis, Rooney, and Yardley.
7.

Reflects a lump sum cash payment in respect of the flex credit allowance and savings plan matching contributions that would have been paid by Enbridge in respect of the NEO over a period of three years (for Mr. Monaco) or two years (for each of Messrs. Whelen, Jarvis, Rooney and Yardley) following the executive’s termination, plus an allowance for financial and career counselling.

Additional stock option information

Enbridge shares used for purposes of equity compensation

Enbridge has two “current stock option plans” which were approved by Enbridge shareholders in 2007, as follows:

•	the incentive stock option plan (2007), as revised; and
•	the performance stock option plan (2007), as amended and restated (2011) and further amended (2012 and 2014).

The performance stock option plan was historically used to grant options, but has not been used since 2014.

Shares reserved for equity compensation as of December 31, 2018

	A	B		C
Plans approved by security holders	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price of outstanding options, warrants and rights ($)		Number of securities remaining available for future issue under equity compensation plans (excluding securities reflected in column (a)) (#)
Current stock option plans(1)	36,999,446	34.13	(3)	17,042,248	(4)
Spectra 2007 LTIP(2)	1,049,994	28.87	(5)	–
				0.8428% of total issued and outstanding Enbridge shares

1.	Includes 34,387,293 options outstanding under the Incentive Stock Option Plan and 2,612,153 options outstanding under the Performance Stock Option Plan.
2.

Awards granted under the Spectra 2007 LTIP were assumed by Enbridge at the closing of the Merger Transaction, as described in the “Assumed equity-based compensation awards from Spectra Energy” section. No further awards have been or will be granted under the Spectra 2007 LTIP following the closing of the Merger Transaction.

3.	Canadian dollars have been converted to US dollars using the published WM/Reuters 4 pm London year-end exchange rate of C$1 = US$0.7322.
4.	A single reserve that maintains shares available for issuance is used for the current stock option plans.
5.

This weighted-average exercise price relates only to options granted under the Spectra 2007 LTIP. All other awards granted under the Spectra 2007 LTIP are deliverable without the payment of any consideration, and therefore these awards have not been taken into account in calculating the weighted average exercise price.

Stock options granted and outstanding as of December 31, 2018

Stock options outstanding	# Options Outstanding	% of total issued and outstanding Enbridge shares
Incentive Stock Option Plan	34,387,293	1.701%
Performance Stock Option Plan	2,612,153	0.1296%
Spectra 2007 LTIP – Stock Options(1)	805,806	0.0399%

1.	Awards granted under the Spectra 2007 LTIP plan as described in the “Assumed equity-based compensation awards from Spectra Energy” section.

92    2019 Proxy Statement Enbridge Inc.

Plan restrictions – current stock option plans

Enbridge shares reserved for issue under current stock option plans

71,000,000 in total, or 3.5% of Enbridge’s total issued and outstanding Enbridge shares as of December 31, 2018

• for an employee – no more than 5% of the total Enbridge shares issued and outstanding at the time of reservation pursuant to all security-based compensation arrangements.

• for an insider – no more than 10% of the total Enbridge shares issued and outstanding at the time of reservation pursuant to all security-based compensation arrangements.

Enbridge shares that can be issued in a one-year period

• for an insider or his or her associate – no more than 5% of the total Enbridge shares issued and outstanding at the time of reservation pursuant to all security-based compensation arrangements.

• for insiders as a group – no more than 10% of the total Enbridge shares issued and outstanding at the time of reservation pursuant to all security-based compensation arrangements.

The number of Enbridge shares that can be issued as incentive stock options (within the meaning of the US Internal Revenue Code) to designated employees of Enbridge’s US subsidiaries

Up to 2,000,000 Enbridge shares can be issued to these employees under each option plan unless, at the time of the grant:

• the employee owns shares that give him or her more than 10% of the total combined voting power of all classes of shares in his or her employer, or of its parent or subsidiary, unless the grant price is at least 110% of the fair market value of the shares, and the options are to be exercised within five years of the grant date

or

• the employee has options that can be exercised in a single calendar year for shares that have a total fair market value of more than US$100,000 (or the amount set out in the US Internal Revenue Code)

Options Enbridge’s President & Chief Executive Officer can grant to new executives when they join the company	Up to 2% of the total Enbridge shares outstanding at the time of the grant (undiluted), or the amount stated in the policies of the HRC Committee (whichever is less)

Annual burn rate

Stock options outstanding	2018	2017	2016
Incentive Stock Option Plan	0.3350%	0.3912%	0.6942%
Performance Stock Option Plan(1)	–	–	–
Legacy Spectra LTIP(2)	–	–	–

1.	No grants have been made under this plan since 2014.
2.

All grants under the Spectra 2007 LTIP were made by Spectra Energy prior to the Merger Transaction. No further awards have been or will be granted under the Spectra 2007 LTIP following the closing of the Merger Transaction.

Making changes to the current stock option plans

The Board or the HRC Committee may make the following adjustments to the options or to the shares that can be issued under the current stock option plans upon the occurrence of certain events, including the payment of a stock dividend or a restructuring of the share capital:

•	increase or decrease the number or change the kind of shares reserved under the current stock option plans or that can be issued when outstanding options are exercised;
•	increase or decrease the option grant price per Enbridge share;
•	make changes to how installments of options vest and can be exercised;
•	option treatment under various termination scenarios;
•	housekeeping amendments; and
•	adjust the number of shares available under the current stock option plans, the option price per Enbridge share and the option period.

The Board may also change the stock option plans, in whole or in part, as long as securities regulators approve the changes; however, Enbridge shareholders must also approve the following changes:

•	changing the number of shares that can be issued under the current stock option plans;
•	removing or exceeding the insider participation limit;
•	extending the term of an option;
•	allowing someone who is not a permanent employee to participate in the current stock option plans;
•	changing the rules related to transferring or assigning options; and
•	changing the amendment provisions of the current stock option plans.

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Termination provisions of stock option plans

The termination provisions for the current incentive stock options are summarized below.

Reason for termination	Provision(1)
Resignation	Can exercise vested options up to 30 days from the date of termination or until the option term expires (if sooner).
Retirement

Incentive stock options continue to vest. Vested options can be exercised up to three years from retirement or until the stock option term expires (if sooner). Conditions for performance stock options are mentioned below.

Death	All options vest and can be exercised up to 12 months from the date of death or until the option term expires (if sooner).
Disability	Options continue to vest based on the regular provisions of the plan.
Termination - involuntary, not for cause

Unvested options continue to vest during the notice period, and options that are vested or become vested can be exercised up to 30 days after the notice period expires or until the option term expires (if sooner).

- involuntary, for cause	All options are cancelled on the date of termination.
Change of control or reorganization

Incentive stock option plan: Beginning with the 2017 grants, if the employment of a participant is terminated without cause (including constructive dismissal) by the company or a subsidiary within two years after a change of control, then all unvested options of the participant vest on that double-trigger date. For 2016 and prior grants, for a change of control, options vest on a date determined by the HRC Committee before the change of control.

Current stock option plans: For any other kind of reorganization, options are to be assumed by the successor company. If they are not assumed, they will vest and the value will be paid in cash.

Performance stock option plan: For a change of control, options vest on a date determined by the HRC Committee before the change of control.

Other transfer or assignment of stock options	The holder of an option may not transfer or assign it other than by will, or as allowed by the laws of descent and distribution.

1.	Differences in termination provisions apply for US$ options where the executive has elected treatment as incentive stock options within the meaning of US Internal Revenue Code Section 422.

Performance stock options have the same termination provisions as the incentive stock options except for the following differences:

•

for retirement, performance stock options are prorated for the period of active employment in the five-year period starting January 1 of the year of grant. These options can be exercised until the later of three years after retirement, or 30 days after the date by which the share price targets must be met (or the date the option expires, if earlier), as long as the share price targets are met;

•	for death, unvested performance stock options are prorated and the plan assumes performance requirements have been met;
•	for involuntary termination not-for-cause, unvested performance stock options are prorated; and
•

for change of control, the plan assumes the performance requirements have been met and the plan was not amended in 2018 to implement a double trigger change of control as there are currently no plans to grant further awards under the plan.

Assumed equity-based compensation awards from Spectra Energy

Pursuant to the terms of the merger agreement, Enbridge assumed all awards outstanding under the Spectra 2007 LTIP at the closing of the Merger Transaction (“Assumed Spectra LTIP Awards”). The Assumed Spectra LTIP Awards, including the shares of Enbridge issuable thereunder, were approved by Enbridge shareholders as part of the Merger Transaction on December 15, 2016. No further awards have been or will be granted under the Spectra 2007 LTIP following the closing of the Merger Transaction.

Spectra 2007 LTIP

The Assumed Spectra LTIP Awards remain subject to and will continue to be administered by Enbridge pursuant to the terms of Spectra 2007 LTIP. The following summarizes the material provisions of the Spectra 2007 LTIP to the extent applicable to the Assumed Spectra LTIP Awards. The summary is qualified in its entirety by the full text of the amended and restated Spectra 2007 LTIP, which is available on Enbridge’s profile on the SEC’s website at www.sec.gov.

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General provisions

•

Number of shares. The aggregate number of Enbridge shares that may be issued pursuant to the Assumed Spectra LTIP Awards is 5,000,000 shares of Enbridge representing 0.25% of Enbridge’s outstanding and issued shares as at December 31, 2018.

•

Reservation of Shares. When Spectra Energy first adopted the Spectra 2007 LTIP in 2007, it reserved 30,000,000 shares of common stock for issuance under the Spectra 2007 LTIP, with an additional 10,000,000 shares and 12,500,000 shares reserved following shareholder approval on April 19, 2011 and April 26, 2016, respectively. Immediately prior to closing of the Merger Transaction, there were 19,756,580 shares of Spectra Energy common stock available for future issuance under the Spectra 2007 LTIP. However, Enbridge determined that it would not grant any additional awards under the Spectra 2007 LTIP following the closing of the Merger Transaction and as a result, assumed only those shares issuable under the Assumed Spectra LTIP Awards. All future equity-based awards granted by Enbridge (including those made to legacy Spectra Energy employees) will be awarded pursuant to Enbridge’s existing plans and not the Spectra 2007 LTIP.

•

Administration. Prior to the closing of the Merger Transaction, the Spectra 2007 LTIP was administered by the Compensation Committee of Spectra Energy, which had the authority to determine the persons to whom awards were granted, the types of awards granted, the time at which awards were to be granted, the number of shares, units or other rights subject to an award, and the terms and conditions of each award. Following the completion of the Merger Transaction, the Spectra 2007 LTIP will, solely to the extent applicable to the Assumed Spectra LTIP Awards, be administered by the HRC Committee consistent with the administration of Enbridge’s existing compensation programs.

•

Eligibility. All key employees of Spectra Energy and its subsidiaries and all non-employee directors were eligible for awards granted under the Spectra 2007 LTIP, as selected from time to time by the Compensation Committee of Spectra Energy in its sole discretion. As noted above, only those shares issuable under the Assumed Spectra LTIP Awards were assumed by Enbridge in connection with the Merger Transaction and as a result, no additional awards will be granted by Enbridge to any individual under the Spectra 2007 LTIP.

•	Awards. As described in more detail below, the Assumed Spectra LTIP Awards include:
•	Spectra Energy options;
•	Spectra Energy phantom units;
•	Spectra Energy PSUs; and
•	Dividend equivalent awards.
•

Adjustments to awards. The HRC Committee may determine and implement appropriate adjustments to the Assumed Spectra LTIP Awards in the event of any merger, consolidation, recapitalization, reclassification, stock dividend, stock split or other similar change of control transactions.

•

Term and amendment. The Spectra 2007 LTIP has a term of ten years from the date of approval by the shareholders of Spectra Energy, which was last granted on April 26, 2016, subject to earlier termination or amendment in accordance with the terms of the Spectra 2007 LTIP. Any amendment to the Assumed Spectra LTIP Awards or the Spectra 2007 LTIP that is implemented by the HRC Committee may not materially adversely affect the Assumed Spectra LTIP Awards without consent of the holder of such award.

•

Assignability. A stock option granted under the Spectra 2007 LTIP may, solely to the extent permitted by the HRC Committee, be transferred to members of the participants’ immediate family or to trusts, partnerships or corporations whose beneficiaries, members or owners are members of the participant’s immediate family or such other person as may be approved by the HRC Committee in advance and set forth in the award agreement. All other Assumed Spectra LTIP Awards are not assignable or transferable except by will or the laws of descent and distribution.

Stock options

•

Nonqualified stock options and incentive stock options. Spectra Energy granted options under the Spectra 2007 LTIP to purchase shares of Spectra Energy common stock (“Spectra Energy options”) to certain of its employees. As of immediately prior to the closing of the Merger Transaction, there were 4,000 Spectra Energy options outstanding under the Spectra 2007 LTIP at a weighted average exercise price of US$26.33 per share of Spectra Energy common stock and 892,163 Spectra Energy options outstanding under the Spectra 2007 LTIP at a weighted average exercise price of US$28.40 per share of Spectra Energy common stock.

•

Exercise price. The exercise price of each Spectra Energy option was determined by the Compensation Committee of Spectra Energy at the date of grant, provided however, that the exercise price per option could not be less than 100% of the fair market value per share of the common stock of Spectra Energy as of the date of

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grant. As the exercise price of the Spectra Energy options was determined at the date of grant, the exercise price may be below the then current market price of the Enbridge shares at the time the options are exercised.

•

Vesting and term of stock options. The Compensation Committee of Spectra Energy prescribed in the award agreement applicable to each Spectra Energy option the time or times at which, or the conditions upon which, such option vests or becomes exercisable. Spectra Energy options generally have a term of ten years from date of grant and during such term, once vested, the option could be exercised, unless a shorter exercise period was specified by the Compensation Committee of Spectra Energy in an award agreement, and subject to such limitations as may apply under an award agreement relating to the termination of a participant’s employment or other service with Spectra Energy or any of its subsidiaries.

•

Treatment upon closing of the Merger Transaction. At the closing of the Merger Transaction, each outstanding Spectra Energy option, whether vested or unvested, was automatically converted into an option to purchase, on the same terms and conditions as were applicable immediately prior to the closing, the number of Enbridge shares equal to the product (rounded down to the nearest whole number) of (i) the number of shares of Spectra Energy common stock subject to such option immediately prior to the closing and (ii) 0.984 (“Exchange Ratio”), at an exercise price per share (rounded up to the nearest whole cent) equal to (A) the exercise price per share of Spectra Energy common stock of such Spectra Energy option immediately prior to the closing divided by (B) the Exchange Ratio. The Spectra Energy options assumed by Enbridge in connection with the Merger Transaction are exercisable for 881,819 Enbridge shares at a weighted average exercise price of US$28.86 per share of Enbridge shares, vest at various dates until February 2019 and have various terms expiring on or before February 2026.

Phantom Stock Units

•

Grant, price and vesting. Spectra Energy granted awards of phantom units under the Spectra 2007 LTIP (“Spectra Energy phantom units”) which entitle the holder thereof the right to receive at the end of a fixed vesting period, payment based on the value of a share of common stock at the time of vesting. On the applicable vesting dates, Spectra Energy phantom units are settled in Enbridge shares or cash with an equivalent fair market value as required by the terms of such award.

•

Treatment upon closing of the Merger Transaction. At the closing of the Merger Transaction, each Spectra Energy phantom unit, whether vested or unvested, was automatically converted into a phantom unit, on the same terms and conditions as were applicable immediately prior to the closing, denominated in a number of Enbridge shares equal to the product (rounded down to the nearest whole number) of (i) the number of shares of Spectra Energy common stock subject to such Spectra Energy phantom unit immediately prior to the closing and (ii) the Exchange Ratio. Enbridge assumed 1,566,726 Spectra Energy phantom units which were converted into 1,541,094 phantom units denominated in Enbridge shares in connection with the Merger Transaction. Approximately 42% of these assumed Spectra phantom units will be settled in Enbridge shares and approximately 58% will be settled in cash at various dates until February 2020.

Performance Awards

•

Grant. Spectra Energy granted certain performance awards denominated in shares of Spectra Energy common stock under the Spectra 2007 LTIP (“Spectra Energy PSUs”) which become payable at the completion of a three year performance period based upon the achievement of certain performance criteria established by the Compensation Committee of Spectra Energy. Performance award payments made in the form of Enbridge shares are valued at their fair market value at the time of payment.

•

Treatment upon closing of the Merger Transaction – 2015 Spectra Energy PSUs. At the closing of the Merger Transaction, each outstanding Spectra Energy PSU granted in the 2015 calendar year (“2015 Spectra Energy PSU”), was automatically cancelled and converted into the right to receive a number of Enbridge shares equal to the product (rounded down to the nearest whole number) of (i) the number of shares of Spectra Energy common stock subject to such 2015 Spectra Energy PSU immediately prior to the closing multiplied by (ii) the Exchange Ratio, together with a cash payment equal to the amount of any dividend equivalents accrued with respect to such 2015 Spectra Energy PSU. The number of shares of Spectra Energy common stock subject to such 2015 Spectra Energy PSU was determined assuming a vesting percentage determined as set forth in the applicable award agreement (which was based upon Spectra Energy’s total stockholder return relative to the total stockholder return of the peer group for the period beginning on January 1, 2015, and ending on the date on which the closing of the Merger Transaction occurred). Approximately 820,671 Enbridge shares and US$2,637,494 in respect of accrued dividend equivalents (in each case, before tax withholding) were payable to holders of 2015 Spectra Energy PSUs in connection with the closing of the Merger Transaction.

•

Treatment upon closing of the Merger Transaction – 2016 Spectra Energy PSUs. At the closing of the Merger Transaction, each outstanding Spectra Energy PSU granted in the 2016 calendar year (“2016 Spectra Energy

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PSU”), was automatically converted into a service-based stock unit denominated in Enbridge shares and subject to the same terms and conditions (including service vesting terms, but excluding any performance vesting terms) as were applicable to the underlying 2016 Spectra Energy PSU prior to the closing. The number of Enbridge shares subject to each such stock unit is equal to the product (rounded down to the nearest whole number) of (i) the number of shares of Spectra Energy common stock subject to such 2016 Spectra Energy PSU immediately prior to the closing (with any performance-based vesting conditions deemed satisfied based on actual performance through the closing) multiplied by (ii) the Exchange Ratio. In connection with the Merger Transaction, Enbridge assumed 560,656 2016 Spectra Energy PSUs which, after application of the performance multiplier, were converted into 1,103,132 stock units denominated in Enbridge shares. As assumed, these stock units will be settled in Enbridge shares generally after the December 31, 2018 vesting date.

Other stock-based awards

•

Other stock-based awards. In addition to the Assumed Spectra LTIP Awards, Spectra Energy had other equity-based or equity-related awards representing a right to acquire or receive shares of Spectra Energy common stock or payments or benefits measured by the value thereof (“Spectra Energy other awards”) outstanding under the Spectra Energy Executive Savings Plan and the Spectra Energy Directors’ Savings Plan (“Spectra Savings Plans”).

•

Treatment upon closing of the Merger Transaction. At the closing of the Merger Transaction, each outstanding Spectra Energy other award was automatically converted into a right to acquire or receive benefits measured by the value of Enbridge shares, on the same terms and conditions as were applicable to the Spectra Energy other award immediately prior to the closing. As converted, the number of Enbridge shares subject to such other award is equal to the product (rounded down to the nearest whole number) of (i) the number of shares of Spectra Energy common stock subject to such award immediately prior to the closing and (ii) the Exchange Ratio. The Spectra Savings Plans have trust funding vehicles (commonly referred to as rabbi trusts) (“Spectra Savings Plan Trusts”). Obligations to fund the Spectra Savings Plan Trusts were triggered in connection with the Merger Transaction. For any share-settled Spectra Energy other awards, the Enbridge shares used to settle such awards will be obtained on the market by the trustee of the Spectra Savings Plan Trusts.

Dividend equivalent awards

•

Dividend equivalent awards. Dividend equivalent awards granted under the Spectra 2007 LTIP entitled the holder to a right to receive cash payments determined by reference to dividends declared on Spectra Energy common stock during the term of the award.

Quantification of equity-based compensation

As of December 31, 2018, there is an aggregate of 1,049,994 Enbridge shares issuable in connection with the outstanding Assumed Spectra LTIP Awards, representing approximately 0.052% of Enbridge’s issued and outstanding shares. Set forth below are the number of Enbridge shares issuable under the Spectra 2007 LTIP in connection with the exercise or settlement of the Assumed Spectra Energy Awards outstanding as of December 31, 2018.

Spectra Energy options	Spectra Energy phantom units	Total Enbridge shares issuable under Spectra 2007 LTIP	Percentage of issued and outstanding Enbridge shares
805,806	244,188	1,049,994	0.052%

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Termination provisions of Spectra Energy options, Spectra Energy phantom units, and Spectra Energy PSUs

The termination provisions for the Spectra Energy options, Spectra Energy phantom units, and Spectra Energy PSUs are described below.

Reason for termination	Provision
Voluntary termination (not retirement eligible)

The unvested portion of such an award terminates immediately.

Vested Spectra Energy options can be exercised through the earlier of 3 months following termination of employment or the 10th anniversary of the grant date.

Voluntary termination (retirement eligible)

The award is pro-rated based on full and partial months of service during the vesting period, and the pro-rated award becomes payable on the original vesting date.

Vested Spectra Energy options can be exercised through the 10th anniversary of the grant date.

Involuntary termination, for cause

The unvested portion of such an award terminates immediately.

Vested Spectra Energy options can be exercised through the earlier of 3 months following termination of employment or the 10th anniversary of the grant date.

Involuntary termination, without cause or for good reason before 2 year anniversary of change in control (the 2-Year CIC Period)	The unvested portion of such an award vests upon such termination from employment. Vested Spectra Energy options can be exercised through the 10th anniversary of the grant date.
Involuntary termination, without cause after 2-Year CIC Period

The award is pro-rated based on full and partial months of service during the vesting period.

Spectra Energy PSUs – The pro-rated award becomes payable on the original vesting date.

Spectra Energy phantom units – The pro-rated award becomes payable upon such termination from employment.

Vested Spectra Energy options can be exercised through the earlier of 3 months following termination of employment or the 10th anniversary of the grant date.

Employment termination as a result of death or disability

The unvested portion of such an award vests.

Vested Spectra Energy options can be exercised through the earlier of 36 months following such termination of employment or the 10th anniversary of the grant date.

Other transfer or assignment of stock options

The holder of an option may not transfer or assign it other than by will, or as allowed by the laws of descent and distribution. The Spectra Energy phantom units and Spectra Energy PSUs are not assignable or transferable by the holder of the award.

Treatment of Assumed Spectra LTIP Awards post-Merger Transaction

Pursuant to the terms of the Spectra 2007 LTIP, the Assumed Spectra LTIP Awards will vest in the event that, the holder of such award experiences a qualifying termination within 24 months following the completion of the Merger Transaction. Under the Spectra 2007 LTIP, a qualifying termination generally includes an involuntary termination of the holder of such award by Enbridge without cause or by the holder with good reason.

Report of the Human Resources and Compensation Committee

The Human Resources and Compensation Committee has reviewed and discussed the preceding Compensation Discussion and Analysis with management. Based on the review and discussion, the Human Resources and Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement. This report is provided by the following independent directors who comprise the Human Resources and Compensation Committee:

Catherine L. Williams (Chair)

Clarence P. Cazalot, Jr.

Marcel R. Coutu

Susan M. Cunningham

V. Maureen Kempston Darkes

Michael E.J. Phelps

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CEO pay ratio

Set forth below is the annual total compensation of our median employee, the annual total compensation of our President & Chief Executive Officer, Mr. Monaco, and the ratio of those two values:

•	The 2018 annual total compensation of the median employee of Enbridge (other than our President & Chief Executive Officer, Mr. Monaco) was $111,341;
•	The 2018 annual total compensation of our President & Chief Executive Officer, Mr. Monaco, was $9,530,194; and
•	For 2018, the ratio of the annual total compensation of Mr. Monaco to the median annual total compensation of all our other employees was 86 to 1.

Background

To identify our median employee, we used our entire employee population as of December 31, 2018, and measured compensation based on annualized base pay, target values of short and long-term incentive opportunities, year-to-date overtime and other year-to-date cash wages including bonuses, allowances and premiums.

After identifying our median employee (who is located in Canada), we calculated 2018 annual total compensation using the same methodology that we use to determine our NEOs’ annual total compensation for the Summary Compensation Table. Amounts that were originally paid in Canadian dollars were converted to US dollars using the published WM/Reuters 4 pm 2018 London year-end exchange rate of C$1 = US$0.7322.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records, pursuant to the methodology described above. The SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Supplemental Ratio Excluding Impact of Change in Pension Values

As discussed in the context of our Summary Compensation Table on page 84, the change in pension value (which is a component of annual total compensation) is subject to many external variables, such as foreign exchange rates, discount rates and other actuarial assumptions. Accordingly, we are providing a supplemental calculation of the pay ratio, which excludes the impact of pension values. This supplemental ratio is not intended to replace the above ratio required by and calculated in accordance with the SEC rules, but is provided to normalize for year-over-year changes in pension values which we do not believe are helpful in evaluating compensation for comparative purposes.

Set forth below is the annual total compensation of our median employee, the annual total compensation of our President & Chief Executive Officer, Mr. Monaco, and the ratio of those two values excluding the impact of changes in pension values:

•	The 2018 annual total compensation of the median employee of Enbridge (other than our President & Chief Executive Officer, Mr. Monaco), excluding the impact of pension values, was $94,865;
•	The 2018 annual total compensation of our President & Chief Executive Officer, Mr. Monaco, excluding the impact of pension values, was $8,961,194; and

For 2018, the ratio of the annual total compensation of Mr. Monaco to the median annual total compensation of all our other employees (excluding pension values) was 94 to 1.

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Appendix A – 2019 Long Term Incentive Plan

ENBRIDGE INC.

2019 LONG TERM INCENTIVE PLAN

ARTICLE I.    BACKGROUND AND PURPOSE

The Plan’s purpose is to (i) enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities, (ii) align the interests of such individuals with the Company’s shareholders and (iii) promote ownership of the Company’s equity. Capitalized terms used in the Plan are defined in Article XIII. This Plan applies to all Awards granted on or after the Effective Date.

The Plan was adopted by the Board on February 13, 2019, the (“Effective Date”), subject to the approval by the shareholders of the Company and the Toronto Stock Exchange in accordance with Section 12.3. As of the Effective Date, no additional awards will be granted under the Prior Plans, as all Shares available for awards thereunder shall become available under this Plan in accordance with Article IV. Awards granted prior to the Effective Date under a Prior Plan (“Prior Plan Awards”) will continue to be governed by the terms and conditions of the applicable Prior Plan and corresponding Award Agreement. The terms of this Plan are not intended to affect the interpretation of the terms of any Prior Plan as they existed prior to the Effective Date.

ARTICLE II.    ELIGIBILITY

Eligible Individuals are eligible to be granted Awards under the Plan, subject to the limitations described herein.

ARTICLE III.    ADMINISTRATION AND DELEGATION

3.1 Administration. The Plan is administered by the Administrator. The Administrator will have the authority in its sole discretion to exercise all of the powers granted to it under the Plan. The Administrator has authority to determine which Eligible Individuals receive Awards, grant Awards and set Award terms and conditions, subject to the conditions and limitations in the Plan. The Administrator also has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreements and to adopt, amend and repeal Plan administrative rules, guidelines and practices (including those governing the Administrator’s own operations) as it deems advisable. The Administrator may correct defects and ambiguities, supply omissions and reconcile inconsistencies in the Plan or any Award as it deems necessary or appropriate to administer the Plan and any Awards, may amend the Plan to reflect changes in applicable law and may amend any Award Agreement in any respect, subject to the conditions and limitations in the Plan. The Administrator’s determinations under the Plan are in its sole discretion and will be final and binding on all persons having or claiming any interest in the Plan or any Award.

3.2 Appointment of Committees. To the extent Applicable Laws permit, the Board may delegate any or all of its powers under the Plan to one or more Committees or officers of the Company or any of its Subsidiaries. The Board will, at all times, have all of the authority and responsibility delegated to a Committee hereunder and may abolish any Committee or re-vest in itself any previously delegated authority at any time.

3.3 Administrator. To the extent Applicable Laws permit, the Administrator, within its sole discretion, may delegate any of its duties and powers to any Director or Directors or any officer or officers of the Company or its Subsidiaries.

ARTICLE IV.    STOCK AVAILABLE FOR AWARDS

4.1 Number of Shares. Subject to adjustment under Article X and the terms of this Article IV, the total number of Shares which may be delivered pursuant to Awards granted under the Plan on or after the Effective Date shall not exceed 32,000,000 Shares, plus 17,700,000 Shares, which is the number of Shares available to be issued and not subject to outstanding awards under the Prior Plans as of the Effective Date (together, the “Overall Share Limit”).

4.2 Shares Counted Against the Overall Share Limit. Shares subject to an Award shall only be counted against the Overall Share Limit to the extent they are actually issued. If, on or after the Effective Date, any Award is settled in cash, forfeited or otherwise terminates or is canceled without the delivery of Shares, Shares are surrendered or withheld from any Award to satisfy any obligation of the Participant (including Federal, state or foreign taxes) or Shares owned by a Participant are tendered to pay the grant, exercise or purchase price of any Award, then the Shares covered by such forfeited, terminated or canceled Award or which are equal to the number of Shares surrendered, withheld or tendered shall become available to be delivered pursuant to Awards granted under this Plan. The payment of any dividend equivalent right in cash in conjunction with any outstanding Awards shall not count against the Overall Share Limit. For the avoidance of doubt, this Section 4.2 does not apply to Prior Plan Awards, and

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in no event will Shares underlying Prior Plan Awards become available to be delivered under this Plan (including if such Prior Plan Awards are settled in cash, forfeited, withheld or otherwise are terminated without the delivery of Shares).

4.3 Incentive Stock Option Limitations. Notwithstanding anything to the contrary herein, no more than 2,000,000 Shares may be issued pursuant to the exercise of Incentive Stock Options.

4.4 Substitute Awards. In connection with an entity’s merger or consolidation with the Company or any Subsidiary or the Company’s or any Subsidiary’s acquisition of an entity’s property or stock, the Administrator may grant Awards in substitution for any options or other stock, stock-based or stock-linked awards granted before such acquisition, merger or consolidation by such entity or its affiliate. Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Overall Share Limit (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided in Section 4.2), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan.

4.5 Minimum Vesting. All Awards shall be subject to a minimum vesting schedule of at least twelve months following the date of grant of the Award, provided that vesting may accelerate in connection with death, Retirement, a Change in Control or other Termination of Service. Notwithstanding the foregoing, up to 5% of the Shares available for grant under the Plan may be granted with a minimum vesting schedule that is shorter than that mandated in this Section 4.5.

ARTICLE V.    STOCK OPTIONS

5.1 General. The Administrator may grant Options to Eligible Individuals subject to the limitations in the Plan, including any limitations in the Plan that apply to Incentive Stock Options. The Administrator will determine the number of Shares covered by each Option, the grant price of each Option and the vesting and other conditions and limitations applicable to each Option including, without limitation, any Performance Criteria if so desired. The terms and conditions for exercise of the Option shall be included in the Participant’s Award Agreement.

5.2 Grant Price. The Administrator will establish each Option’s grant price and specify the grant price in the Award Agreement. The grant price will not be less than 100% of the Fair Market Value on the grant date (as determined pursuant to Section 13.24) of the Option.

5.3 Expiration. Each Option will be exercisable at such times and as specified by the Committee in the Award Agreement, provided that in no event will any stock option be exercisable after the expiration of ten years from the date on which the Option is granted. Notwithstanding the foregoing and unless determined otherwise by the Company, in the event that on the last business day of the term of an Option (other than an Incentive Stock Option) the exercise of the Option is prohibited by a Blackout Period, the term of the Option shall be extended until the date that is the tenth Trading Day following the expiration of the Blackout Period; provided, however, in no event shall the extension last beyond the ten year term of the applicable Option.

5.4 Violation of Restrictive Covenant. Notwithstanding the foregoing, if the Participant, prior to the end of the term of an Option, violates the non-competition, non-solicitation, confidentiality or other similar restrictive covenant provisions of any employment contract, confidentiality or nondisclosure agreement or other agreement between the Participant and the Company or any of its Subsidiaries, and such violation might reasonably be expected to result in a material injury to the Company or any of its Subsidiaries (as determined by the Administrator), the right of the Participant and the Participant’s transferees to exercise any Option issued to the Participant shall terminate immediately upon such violation, unless determined otherwise by the Company.

5.5 Exercise. Options may be exercised by delivering to the Company a written notice of exercise, in a form the Administrator approves (which may be electronic), signed by the person authorized to exercise the Option, together with, as applicable, payment in full (i) as specified in Section 5.6 for the number of Shares for which the Award is exercised and (ii) as specified in Section 11.6 for any applicable taxes. Unless the Administrator otherwise determines, an Option may not be exercised for a fraction of a Share.

5.6 Payment Upon Exercise. Subject to Section 12.10, any Company insider trading policy (including Blackout Periods) and Applicable Laws, the grant price of an Option must be paid by:

(a) certified check, bank draft or money order payable to the order of the Company;

(b) to the extent permitted by Applicable Law and the Administrator, if there is a public market for Shares at the time of exercise, unless the Company otherwise determines, (A) delivery (including telephonically to the extent

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permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to pay the grant price, or (B) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to pay the grant price; provided that such amount is paid to the Company at such time as may be required by the Administrator;

(c) to the extent permitted by Applicable Law and the Administrator, on such other terms and conditions as may be acceptable to the Administrator (including, without limitation, wire transfer of immediately available funds or having the Company withhold Shares issuable upon exercise of the Option (with the Fair Market Value of such withheld Shares determined as of the exercise date in the sole discretion of the Administrator)); or

(d) to the extent permitted by the Company, any combination of the above payment forms approved by the Administrator.

Pursuant to Section 4.2, if the grant price of an Option is paid via the Company withholding Shares issuable upon exercise of the Option, only the net number of Shares actually delivered to the Participant upon exercise will count against the Overall Share Limit and the amount withheld (with the Fair Market Value of such withheld Shares determined as of the exercise date in the sole discretion of the Administrator) will become available to be delivered pursuant to Awards granted under this Plan.

5.7 Additional Terms of Incentive Stock Options. The Administrator may grant Incentive Stock Options only to employees of the Company, any of its present or future parent or subsidiary corporations, as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code (and in no event may the Administrator grant Incentive Stock Options to Non-Employee Directors). If an Incentive Stock Option is granted to a Greater Than 10% Shareholder, the grant price will not be less than 110% of the Fair Market Value on the grant date (as determined pursuant to Section 13.24) of the Incentive Stock Option, and in no event will such Incentive Stock Option be exercisable after the expiration of five years from the date on which the Incentive Stock Option is granted. All Incentive Stock Options will be subject to and construed consistently with Section 422 of the Code. By accepting an Incentive Stock Option, the Participant agrees to give prompt notice to the Company of dispositions or other transfers (other than in connection with a Change in Control) of Shares acquired under the Option made within (i) two years from the grant date of the Option or (ii) one year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer. Neither the Company nor the Administrator will be liable to a Participant, or any other party, if an Incentive Stock Option fails or ceases to qualify as an “incentive stock option” under Section 422 of the Code. Any Incentive Stock Option or portion thereof that fails to qualify as an “incentive stock option” under Section 422 of the Code for any reason, including becoming exercisable with respect to Shares having a fair market value exceeding the U.S. $100,000 limitation under Treasury Regulation Section 1.422-4, will be a Non-Qualified Stock Option.

ARTICLE VI.    RESTRICTED STOCK; RESTRICTED STOCK UNITS

6.1 General. The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Eligible Individual, subject to the Company’s right to repurchase all or part of such Shares at their issue price or other stated or formula price from the Participant (or to require forfeiture of such Shares) if conditions the Administrator specifies in the Award Agreement are not satisfied before the end of the applicable restriction period or periods that the Administrator establishes for such Award. In addition, the Administrator may grant Restricted Stock Units to Eligible Individuals, which may be subject to vesting and forfeiture conditions during the applicable restriction period or periods, as set forth in an Award Agreement. The Administrator will determine and set forth in the Award Agreement the terms and conditions for each Restricted Stock Award and Restricted Stock Unit Award including, without limitation, any vesting and Performance Criteria if so desired, subject to the conditions and limitations contained in the Plan.

6.2 Restricted Stock.

(a) Dividends. All ordinary cash dividends or other ordinary distributions upon any Award of Restricted Stock will be retained by the Company and will be paid to the relevant Participant (without interest) when and only if the Award of Restricted Stock vests and will revert back to the Company if for any reason the Award of Restricted Stock upon which such dividends or other distributions were paid reverts back to the Company. In accordance with the foregoing, if any dividends or distributions are paid in Shares, or consist of a dividend or distribution to holders of Common Stock of property other than an ordinary cash dividend, the Shares or other property will be

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subject to the same restrictions on vesting, transferability and forfeiture conditions as the Award of Restricted Stock with respect to which they relate.

(b) Stock Certificates. The Company may require that the Participant deposit in escrow with the Company (or its designee) any stock certificates issued in respect of shares of Restricted Stock, together with a stock power endorsed in blank.

(c) Voting Rights. Participants holding an Award of Restricted Stock will not be entitled to voting rights in such Shares until the underlying Shares vest.

6.3 Restricted Stock Units. The Administrator may grant Restricted Stock Units in such amounts and subject to such terms and conditions as the Administrator may determine. A Participant will have only the rights of a general unsecured creditor of the Company with respect to a Restricted Stock Unit, until delivery of Shares, cash or other securities or property is made as specified in the applicable Award Agreement. The Administrator may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or subject to Section 12.6, will instead be deferred, on a mandatory basis or at the Participant’s election, in a manner intended to comply with Section 409A.

ARTICLE VII.    PERFORMANCE AWARDS

7.1 General. Each Performance Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Award so granted shall be subject to the conditions set forth in this Article VII, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Administrator shall have the discretion to determine: (i) the number of Shares or stock-denominated units subject to a Performance Award granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

7.2 Earning Performance Awards. The value of the Performance Award earned by a Participant will depend on the extent to which the Performance Goals established by the Administrator are attained within the applicable Performance Period, as determined by the Administrator and set forth in the applicable Award Agreement. As permitted by Applicable Laws, the Performance Goals or performance results applicable to a Performance Award may be subject to later revisions as the Administrator shall deem appropriate to reflect significant unforeseen events such as change in law, accounting practices or unusual or nonrecurring items or occurrences or to satisfy regulatory requirements. The value of the Performance Award earned by a Participant may be paid in cash or Shares, as the Administrator determines.

ARTICLE VIII.    DIVIDEND EQUIVALENT RIGHTS

The Administrator may include in the Award Agreement with respect to any Award other than an Option, a dividend equivalent right entitling the Participant any portion of the dividends that would be paid on the Shares covered by such Award if such Shares had been delivered pursuant to such Award. The Participant will, with respect to a dividend equivalent right, have only the rights of a general unsecured creditor of the Company until payment of such amounts is made as specified in the applicable Award Agreement. In the event such a provision is included in an Award Agreement, the Administrator shall determine whether such payments shall be paid currently or credited to an account for the Participant, whether they should be settled in cash, Shares (with such number of Shares determined based on the Fair Market Value of one Share on the applicable settlement date or such other methodology determined by the Administrator and approved by the by Toronto Stock Exchange), or in another form, whether they shall be subject to the same restrictions on transferability and forfeiture conditions as the Awards to which they relate, the time and times at which they should be made and such other terms and conditions as the Administrator shall deem appropriate, as set forth in the Award Agreement; provided that in no event may any such payments be made unless and until the Award to which they relate vests. No payments will be made in respect of any dividend equivalent right at a time when any performance-based goals that apply to the dividend equivalent right or Award that is granted in connection with a dividend equivalent right have not been satisfied.

ARTICLE IX.    OTHER STOCK OR CASH BASED AWARDS

Other Stock or Cash Based Awards may be granted to Participants, including Awards entitling Participants to receive Shares to be delivered in the future and including annual or other periodic or long-term cash bonus awards (whether based on specified Performance Criteria or otherwise), in each case subject to any conditions and limitations in the Plan, the applicable Award Agreement and any required prior approval by the Toronto Stock Exchange. Such Other Stock or Cash Based Awards will also be available as a payment form in the settlement of other Awards, as standalone payments and as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock

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or Cash Based Awards may be paid in Shares, cash or other property, as the Administrator determines. Subject to the provisions of the Plan, the Administrator will determine the terms and conditions of each Other Stock or Cash Based Award, including any purchase price, Performance Goal (which may be based on the Performance Criteria), transfer restrictions, vesting conditions, and payment terms, which will be set forth in the applicable Award Agreement.

ARTICLE X.    ADJUSTMENTS FOR CHANGES IN COMMON STOCK AND CERTAIN OTHER EVENTS

10.1 Equity Restructuring. Subject to any required approval by the Toronto Stock Exchange or other regulatory authority having jurisdiction, in connection with any Equity Restructuring, notwithstanding anything to the contrary in this Article X, the Administrator will equitably adjust each outstanding Award as it deems appropriate to reflect the Equity Restructuring, which may include adjusting the number and type of securities subject to each outstanding Award and/or the Award’s grant, exercise or purchase price (if applicable), granting new Awards to Participants, and making a cash payment to Participants. The adjustments provided under this Section 10.1 will be final and binding on the affected Participant and the Company; provided that the Administrator will determine whether an adjustment is equitable. Any adjustments made under this Section 10.1 shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3.

10.2 Take-over Bid for Control of the Company. Subject to any required approval by the Toronto Stock Exchange or other regulatory authority having jurisdiction, in connection with the implementation and operation of the Shareholder Rights Plan Agreement, notwithstanding anything to the contrary in this Article X, the Administrator may equitably adjust each outstanding Award as it deems appropriate to reflect the implementation and operation of the Shareholder Rights Plan Agreement, which may include adjusting the number and type of securities subject to each outstanding Award and/or the Award’s grant, exercise or purchase price (if applicable), adjusting the period during which each Award may be exercised, granting new Awards to Participants, and making a cash payment to Participants.

10.3 Corporate Transactions. Subject to any required approval by the Toronto Stock Exchange or other regulatory authority having jurisdiction, in the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), reorganization, merger, consolidation, combination, amalgamation, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, Change in Control, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, other similar corporate transaction or event, other unusual or nonrecurring transaction or event affecting the Company or its financial statements or any change in any Applicable Laws or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event (except that action to give effect to a change in Applicable Law or accounting principles may be made within a reasonable period of time after such change) and is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan, (y) to facilitate such transaction or event, or (z) give effect to such changes in Applicable Laws or accounting principles:

(a) To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value, as determined in the sole discretion of the Administrator, equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Award may be terminated without payment;

(b) To provide that such Award shall vest and, to the extent applicable, be exercisable as to all Shares covered thereby, including to provide that any such Awards not exercised prior to the consummation of an applicable event under this Section 10.3 will terminate and be of no force or effect as of the consummation of such event;

(c) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable grant, exercise or purchase price, in all cases, as determined by the Administrator to provide substantially equivalent value and to substantially preserve the otherwise applicable terms of any affected Awards previously granted under the Plan;

(d) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards and/or with respect to which Awards may be granted under the Plan (including,

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but not limited to, adjustments of the limitations in Article IV hereof on the maximum number and kind of shares which may be issued) and/or in the terms and conditions of (including the grant, exercise or purchase price as applicable), and the criteria included in, outstanding Awards; provided that such adjustments result in substantially equivalent value being provided to the holders of outstanding Awards;

(e) To replace such Award with other rights or property of substantially equivalent value as selected by the Administrator, and in such cases, the Administrator may provide that the Award will terminate and cannot vest, be exercised or become payable after an applicable event under this Section 10.3;

(f) To modify the terms of Awards to add events, conditions or circumstances (including Termination of Service within a specified period after a Change in Control or other corporate transaction under this Section 10.3) upon which the vesting of such Awards or lapse of restrictions thereon will accelerate; and/or

(g) To deem any performance conditions satisfied at target, maximum or actual performance through closing of the corporate transaction or to provide for the performance conditions to continue (either as is or as adjusted by the Administrator) after the closing.

10.4 Administrative Stand Still. In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other extraordinary transaction or change affecting the Shares or the share price of Common Stock, including any Equity Restructuring or any securities offering or other similar transaction, for administrative convenience, the Administrator may refuse to permit the exercise of any Award for up to thirty days before or after such transaction.

10.5 General. Except as expressly provided in the Plan or the Administrator’s action under the Plan, no Participant will have any rights due to any subdivision or consolidation of Shares of any class, dividend payment, increase or decrease in the number of Shares of any class or dissolution, liquidation, merger, or consolidation of the Company or other corporation. Except as expressly provided with respect to an Equity Restructuring under Section 10.1 above or the Administrator’s action under the Plan, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award’s grant, exercise or purchase price (as applicable). The existence of the Plan, any Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company’s right or power to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger, consolidation, dissolution or liquidation of the Company or sale of Company assets or (iii) any sale or issuance of securities, including securities with rights superior to those of the Shares or securities convertible into or exchangeable for Shares. The Administrator may treat Participants and Awards (or portions thereof) differently under this Article X.

ARTICLE XI.    GENERAL PROVISIONS APPLICABLE TO AWARDS

11.1 Transferability. Unless otherwise provided in an Award Agreement, no Award may be sold, exchanged, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of, either voluntarily or by operation of law, except by will or the laws of descent and distribution, or, subject to the Administrator’s consent, pursuant to a domestic relations order, and, during the life of the Participant, will be exercisable only by the Participant. Any sale, exchange, assignment, transfer, pledge, hypothecation, or other disposition in violation of the provisions of this Section 11.1 will be null and void. References to a Participant, to the extent relevant in the context, will include references to a Participant’s authorized transferee that the Administrator specifically approves and all of the terms and conditions of the Plan and the Award Agreements will be binding on any successors and assigns.

11.2 Documentation. Each Award will be evidenced by an Award Agreement that will contain such provisions and conditions as the Administrator deems appropriate. Each Award may contain terms and conditions in addition to those set forth in the Plan. By accepting an Award, a Participant thereby agrees that the Award will be subject to all the terms and provisions of the Plan and the applicable Award Agreement.

11.3 Non-Uniform Determinations. The Administrator’s determinations under the Plan and Award Agreements need not be uniform and any such determinations may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Administrator will be entitled, among other things, to make non-uniform and selective determinations under Award Agreements, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive Awards, (b) the terms and provisions of Awards and (c) whether a Participant’s employment has been terminated for purposes of the Plan.

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11.4 Termination of Status. Pursuant to the terms of the Award Agreement, the Administrator will determine how the disability, death, retirement, Leave of Absence, Termination of Service or any other change or purported change in a Participant’s Eligible Individual status affects an Award and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable. The Administrator, or its delegate, in its sole discretion, may determine, as permitted by Applicable Laws, whether a Participant remains an Employee while the Participant is seconded to an entity other than a Subsidiary. An individual shall not be eligible to receive a new Award after the individual’s Termination of Service except as might be required by applicable employment standards legislation during the minimum statutory notice period (which will include no common law, contractual or any other notice period), unless such individual is thereafter rehired as an Employee or appointed as a Non-Employee Director.

11.5 Right of Offset. Subject to Applicable Laws, including any required prior approval by the Toronto Stock Exchange, the Company will have the right to offset against its obligation to deliver Shares (or other property or cash) under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile or other employee programs) that the Participant then owes to the Company and any amounts the Administrator otherwise deems appropriate pursuant to any tax equalization policy or agreement. Notwithstanding the foregoing, if an Award provides for the deferral of compensation within the meaning of Section 409A of the Code, the Administrator will have no right to offset against its obligation to deliver Shares (or other property or cash) under the Plan or any Award Agreement if such offset could subject the Participant to the additional tax imposed under Section 409A of the Code in respect of an outstanding Award.

11.6 Withholding. Each Participant shall be responsible for the payment of all applicable taxes, including, but not limited to, income taxes payable in connection with the receipt, vesting, exercise or settlement of any Award, and the Company, its employees and agents shall bear no liability in connection with the payment of such taxes. As a condition to the delivery of any Shares, cash or other securities or property pursuant to an Award or the lifting or lapse of restrictions on any Award, or in connection with any other event that gives rise to a tax withholding obligation on the part of the Company relating to an Award, the Company may deduct an amount sufficient to satisfy such tax obligations based on the minimum statutory withholding rates (or such other rates as may be determined by the Company after considering any accounting consequences or costs) from any payment of any kind otherwise due a Participant. Subject to the discretion of the Administrator, the Participant may satisfy any federal, provincial, state or local tax withholding obligation relating to an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a certified check, bank draft or money order payable to the order of the Company; (b) authorizing the Company to withhold Shares from the Shares otherwise issuable to the Participant as a result of the exercise or acquisition of Shares under the Award; (c) authorizing the Company to withhold an amount in cash otherwise payable to the Participant as a result of the receipt, vesting, exercise or settlement of an Award or (d) as permitted by Applicable Laws, any other method of withholding approved by the Administrator. In no event shall this Section 11.6 give a Participant any discretion to determine or affect the timing of payment of tax obligations.

11.7 Amendment of Award; Prohibition on Repricing. The Administrator may amend, modify or terminate any outstanding Award without shareholder approval (unless such approval is required by the Plan or Applicable Laws), including by substituting another Award of the same or a different type, changing the exercise or settlement date, and converting an Incentive Stock Option to a Non-Qualified Stock Option. The Participant’s consent to such action will be required unless (i) the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Award, or (ii) the change is permitted under Article X or pursuant to Section 12.8. Notwithstanding the foregoing or anything in the Plan to the contrary, the Administrator may not except pursuant to Article X, without the approval of the shareholders of the Company, reduce the grant price per share of outstanding Options or cancel outstanding Options or in exchange for cash, other Awards or Options with a grant price per share that is less than the grant price per share of the original Options.

11.8 Conditions on Delivery of Shares. The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until such time that (i) all Award conditions have been met or removed to the Company’s satisfaction, (ii) as determined by the Company, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy any Applicable Laws. The Company’s inability to obtain authority from any regulatory authority having jurisdiction, which

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the Administrator determines is necessary to the lawful issuance and sale of any securities, will relieve the Company of any liability for failing to issue or sell such Shares as to which such requisite authority has not been obtained.

11.9 Acceleration. The Administrator may provide in any Award Agreement at the time of grant or at any other time provide that any Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable, upon a Change in Control or otherwise.

11.10 Additional Participation Limitations. The Grant of Awards under the Plan is subject to the following limitations:

(a) the total number of Shares issued to Insiders pursuant to all security based compensation arrangements of the Company within any one-year period shall not exceed 10% of the number of Shares outstanding at the time of issuance (excluding any other shares issued under all security based compensation arrangements of the Company during such one-year period); and

(b) the total number of Shares reserved for issuance to Insiders pursuant to all security based compensation arrangements of the Company shall not exceed 10% of the number of Shares outstanding at the time of reservation;

For the purposes of (a) and (b) above, any entitlement to acquire Shares granted pursuant to the Plan prior to the Participant becoming an Insider are to be excluded from the calculation

ARTICLE XII.    MISCELLANEOUS

12.1 No Right to Employment or Other Status. Neither the adoption of the Plan nor the grant of any Award (or any provision in the Plan or Award Agreement) will confer upon any Participant any right to continued employment or other engagement, with the Company or any Subsidiary, nor will it interfere in any way with the right of the Company to terminate, or alter the terms and conditions of, such employment or other engagement at any time.

12.2 No Rights as Shareholder; Certificates. No Participant or Designated Beneficiary will have any rights as a shareholder with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares. Notwithstanding any other provision of the Plan, unless the Administrator otherwise determines or Applicable Laws require, the Company will not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on stock certificates issued under the Plan that the Administrator deems necessary or appropriate to comply with Applicable Laws.

12.3 Effective Date and Term of Plan. The Plan is effective as of the Effective Date, subject to the approval by the Company’s shareholders in accordance with Section 12.4, and the Toronto Stock Exchange. Unless terminated earlier by the Board, and subject to any extension that may be approved by shareholders, this Plan shall terminate at the close of business on the day before the tenth anniversary of the Effective Date. After termination of the Plan either upon such stated termination date or its earlier termination by the Board, no additional Awards may be granted under this Plan, but previously granted Awards shall remain outstanding in accordance with the terms and conditions of this Plan.

12.4 Approval of Plan by Shareholders. This Plan shall be submitted for the approval of the Company’s shareholders within twelve months after the Effective Date. Awards may be granted or awarded prior to such shareholder approval of this Plan; provided that no Shares shall be issued upon the exercise, vesting, distribution or payment of any such Awards prior to the time when the Plan is approved by the Company’s shareholders; and, provided, further, that if such approval has not been obtained at the end of said twelve month period, all Awards previously granted or awarded under this Plan and subject to such shareholder approval shall thereupon be canceled and become null and void. If this Plan is not approved by the Company’s shareholders, this Plan will terminate and the Prior Plans will continue in full force and effect in accordance with each such plan’s respective terms.

12.5 Amendments. To the extent permitted by Applicable Laws, the Board may amend, suspend or terminate the Plan at any time without shareholder or approval; provided that no amendment, other than an increase to the Overall Share Limit, may materially and adversely affect any Award outstanding at the time of such amendment without the affected Participant’s consent and provided further that no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. No Awards may be granted under the Plan during any suspension period or after Plan termination. Awards outstanding at the time of any Plan suspension or termination will continue to be governed by the Plan and the Award Agreement, as in effect before such suspension or termination. Notwithstanding anything in this Section 12.5, the Board shall obtain shareholder

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approval of any Plan amendment to the extent necessary to comply with the requirements of the Toronto Stock Exchange and other Applicable Laws, including for an amendment relating to:

(a) increasing the Overall Share Limit;

(b) reducing the grant, exercise or purchase price for any Awards;

(c) the cancellation of any Awards and the reissue of or replacement of such Awards with Awards having a lower grant, exercise or purchase price;

(d) removing or exceeding the limits of the Plan on participation by Insiders;

(e) the extension of the term of any Award;

(f) allowing other than Employees or Non-Employee Directors of the Company or a Subsidiary to become Participants in the Plan;

(g) allowing Awards to become transferable or assignable other than by will or according to the laws of descent and distribution; or

(h) any amendment to this Section 12.5.

12.6 Provisions for Canadian Participants. Notwithstanding anything herein to the contrary, in no event shall any Participant who is a taxpayer subject to the Income Tax Act (Canada) receive payment, delivery or settlement in respect of an Award (other than an Option awarded pursuant to Article V) after the third year following the year that includes the date such Award was granted.

12.7 Provisions for Foreign Participants. The Administrator may modify Awards granted to Participants who are foreign nationals or employed outside Canada or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

12.8 Section 409A. The provisions of this Section 12.8 and all corresponding provisions regarding Section 409A in this Plan and any Award Agreement apply only to the extent a Participant is a U.S. taxpayer.

(a) General. The Company intends that all Awards be structured to comply with, or be exempt from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply. Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant’s consent, amend this Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (i) exempt this Plan or any Award from Section 409A, or (ii) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Award’s grant date. The Company makes no representations or warranties as to an Award’s tax treatment under Section 409A or otherwise. The Company and its Subsidiaries will have no obligation under this Section 12.8 or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A.

(b) Deferred Compensation: Without limiting the generality of Section 12.8(a), with respect to any Award made under the Plan that is intended to be “deferred compensation” subject to Section 409A:

(i) Separation from Service. Any payment or settlement of such Award upon a termination of a Participant’s Eligible Individual relationship will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or after the termination of the Participant’s Eligible Individual relationship. For purposes of this Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms means a “separation from service.” For purposes of determining whether the Participant has experienced a separation from service from the Company within the meaning of Section 409A, “subsidiary” will mean a corporation or other entity in a chain of corporations or other entities in which each corporation or other entity, starting with Enbridge Inc., has a controlling interest in another corporation or other entity in the chain, ending with such corporation or other entity. For purposes of the preceding sentence, the term “controlling interest” has the same meaning as provided in Section 1.414(c)-2(b)(2)(i) of the Treasury Regulations, provided that the language “at least 20 percent” is used instead of “at least 80 percent” each place it appears in Section 1.414(c)-2(b)(2)(i) of the Treasury Regulations.

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(c) Payments to Specified Employees. Any payment(s) required to be made under an Award to a “specified employee” (as defined under Section 409A and as the Administrator determines) due to his or her “separation from service” will, to the extent necessary to avoid taxes under Section 409A(a)(2)(B)(i) of the Code, be delayed for the six-month period immediately following such “separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such six-month period or as soon as administratively practicable thereafter (without interest) but not later than 60 days following the end of such six-month period. Any payments of “nonqualified deferred compensation” under such Award payable more than six months following the Participant’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made.

(d) Change in Control. Any payment due upon a Change in Control of the Company will be paid only if such Change in Control constitutes a “change in ownership” or “change in effective control” within the meaning of Section 409A, and in the event that such Change in Control does not constitute a “change in the ownership” or “change in the effective control” within the meaning of Section 409A, such Award will vest upon the Change in Control and any payment will be delayed until the first compliant date under Section 409A.

(e) No Delayed Payment or Delivery. To the extent necessary to comply with Section 409A, any other securities, other Awards or other property that the Company may deliver in lieu of Shares in respect of an Award will not have the effect of deferring delivery or payment beyond the date on which such delivery or payment would occur with respect to the Shares that would otherwise have been deliverable (unless the Administrator elects a later date for this purpose in accordance with the requirements of Section 409A).

(f) Series of Installment Payments. If the Award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), the Participant’s right to the series of installment payments will be treated as a right to a series of separate payments and not as a right to a single payment.

(g) Dividend Equivalents. If the Award includes “dividend equivalents” (within the meaning of Section 1.409A-3(e) of the Treasury Regulations), the Participant’s right to the dividend equivalents will be treated separately from the right to other amounts under the Award.

12.9 Limitations on Liability and Indemnification. Notwithstanding any other provisions of the Plan, neither the Administrator nor any individual to whom the Administrator delegates its powers, responsibilities or duties in writing, including by resolution (each such person, a “Covered Person”) will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, and such Covered Person will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as an Administrator, director, officer, other employee or agent of the Company or any Subsidiary. The Company will indemnify, defend and hold harmless each past or present Covered Person against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising from any act or omission concerning this Plan unless directly arising from such person’s own fraud or bad faith. This indemnification obligation of the Company shall supplement, and not supersede or replace, any other indemnification obligation, policy or agreement of the Company covering such Covered Person.

12.10 Lock-Up Period. The Company may, at the request of any underwriter representative or otherwise, in connection with registering the offering of any Company securities under the Securities Act, prohibit Participants from, directly or indirectly, selling or otherwise transferring any Shares or other Company securities during a period of up to one hundred eighty days following the effective date of a Company registration statement filed under the Securities Act, or such longer period as determined by the underwriter.

12.11 Data Privacy. As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section 12.11, by and among the Company and its Subsidiaries and affiliates, exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Subsidiaries and affiliates; and Award details, in order to implement, manage and administer the Plan and Awards (collectively, the “Data”). The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as deemed to be necessary or appropriate to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. All such transfers of Participant’s information shall be made only as permitted by applicable law and pursuant to security standards that comply with the

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Company’s privacy policy. By accepting an Award, each Participant hereby specifically authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant, or refuse or withdraw the consents in this Section 12.11, in writing, without cost, by contacting the Human Resources Department of the Company. If the Participant refuses or withdraws the consents in this Section 12.11, in the Administrator’s discretion, the Company may cancel the Participant’s ability to participate in the Plan.

12.12 Inter-company Arrangements. This Plan shall be administered by the Administrator on behalf of the Company and its Subsidiaries; provided, that pursuant to any inter-company service agreement between the Company and its Subsidiaries as may be in effect from time to time, (a) a Subsidiary shall bear the expense of any Award granted to a Participant who is an employee of such Subsidiary and (b) the Company shall be reimbursed at cost by a Subsidiary in respect of any Award granted to a Participant who is an employee of such Subsidiary.

12.13 Severability; Entire Agreement. If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void. The Plan and any Award Agreements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

12.14 Governing Documents. If any contradiction occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Subsidiary) that the Administrator has approved, the Plan will govern.

12.15 Governing Law; Waiver of Jury Trial. The Plan and all Awards will be governed by and construed and interpreted in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein, without reference to conflict of law principles.

Any suit, action or proceeding with respect to the Plan or any Award Agreement, or any judgment entered by any court of competent jurisdiction in respect of any thereof, shall be resolved only in the courts of the Province of Alberta. In that context, and without limiting the generality of the foregoing, the Company and each Participant shall irrevocably and unconditionally (a) submit in any proceeding relating to the Plan or any Award Agreement, or for the recognition and enforcement of any judgment in respect thereof (a “Proceeding”), to the exclusive jurisdiction of the courts of the Province of Alberta, and agree that all claims in respect of any such Proceeding shall be heard and determined in such Alberta court or, to the extent permitted by law, in such federal court, (b) consent that any such Proceeding may and shall be brought in such courts and waives any objection that the Company and each Participant may now or thereafter have to the venue or jurisdiction of any such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agree not to plead or claim the same, (c) waive all right to trial by jury in any Proceeding (whether based on contract, tort or otherwise) arising out of or relating to the Plan or any Award Agreement, (d) agree that service of process in any such Proceeding may be effected by mailing a copy of such process by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party, in the case of a Participant, at the Participant’s address shown in the books and records of the Company or, in the case of the Company, at the Company’s principal offices, attention Chief Legal Officer, and (e) agree that nothing in the Plan shall affect the right to effect service of process in any other manner permitted by the laws of the Province of Alberta.

12.16 Claw-back Provisions. All Awards will be subject to any Company claw-back policy, including any claw-back policy adopted to comply with Applicable Laws (including the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder) that the Company may adopt from time to time to the extent set forth in such claw-back policy and in accordance with such policy, may be subject to the requirement that the Awards (including any proceeds, gains or other economic benefit the Participant actually or constructively receives upon receipt or exercise of any Award or the receipt or resale of any Shares underlying the Award) be repaid to the Company after they have been paid or distributed to the Participant.

12.17 Titles and Headings. The titles and headings in the Plan are for convenience of reference only and, if any conflict, the Plan’s text, rather than such titles or headings, will control.

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12.18 Conformity to Applicable Laws. Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Laws. Notwithstanding anything herein to the contrary, the Plan and all Awards will be administered only in conformance with Applicable Laws. To the extent Applicable Laws permit, the Plan and all Award Agreements will be deemed amended as necessary to conform to Applicable Laws.

12.19 Nature of Payments. Any and all grants of Awards and deliveries of Shares, cash, securities or other property under the Plan will be in consideration of services performed or to be performed for the Company by the Participant. All such grants and deliveries under the Plan will constitute a special discretionary incentive payment to the Participant, will not entitle the Participant to the grant of any future Awards and will not be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except as expressly provided in writing in such other plan or an agreement thereunder.

12.20 Other Payments or Awards. Nothing contained in the Plan will be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

12.21 Broker-Assisted Sales. In the event of a broker-assisted sale of Shares in connection with the payment of amounts owed by a Participant under or with respect to the Plan or Awards, including amounts to be paid under Section 11.6: (a) any Shares to be sold through the broker-assisted sale will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (b) such Shares may be sold as part of a block trade with other Participants in the Plan in which all participants receive an average price; (c) the applicable Participant will be responsible for all broker’s fees and other costs of sale, and by accepting an Award, each Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale; (d) to the extent the Company or its designee receives proceeds of such sale that exceed the amount owed, the Company will pay such excess in cash to the applicable Participant as soon as reasonably practicable; (e) the Company and its designees are under no obligation to arrange for such sale at any particular price; and (f) in the event the proceeds of such sale are insufficient to satisfy the Participant’s applicable obligation, the Participant may be required to pay immediately upon demand to the Company or its designee an amount in cash sufficient to satisfy any remaining portion of the Participant’s obligation.

12.22 No Fractional Shares. Notwithstanding any provision in the Plan to the contrary, no fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Administrator shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

12.23 No Third Party Beneficiaries. Except as expressly provided in an Award Agreement, neither the Plan nor any Award Agreement will confer on any person other than the Company and the Participant of any Award any rights or remedies thereunder. The exculpation and indemnification provisions of Section 12.9 will inure to the benefit of a Covered Person’s estate and beneficiaries and legatees.

12.24 Section 83(b) Elections Prohibited without Advance Consent. No Participant may make an election under Section 83(b) of the Code, or any successor section thereto, with respect to any Award without the advance written consent of the Administrator, which the Administrator may grant or withhold in its discretion.

12.25 Successors and Assigns of the Company. The terms of the Plan will be binding upon and inure to the benefit of the Company and any successor entity, including as contemplated by Section 13.10.

ARTICLE XIII.    DEFINITIONS

As used in the Plan, the following words and phrases will have the following meanings:

13.1 “Administrator” means the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.

13.2 “Affiliate” has the meaning ascribed to that term in the Securities Act (Alberta).

13.3 “Applicable Laws” means the requirements relating to the administration of equity incentive plans under Canada and United States federal, provincial and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws and rules of any foreign country or other jurisdiction where Awards are granted.

13.4 “Associate” has the meaning ascribed to that term in the Securities Act (Alberta).

13.5 “Award” means, individually or collectively, a grant under the Plan of Options, Performance Shares, Restricted Stock, Restricted Stock Units or Other Stock or Cash Based Awards.

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13.6 “Award Agreement” means a written agreement between the Participant and the Company evidencing an Award, which may be electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the terms and conditions of the Plan and which may include a grant notice, if applicable.

13.7 “Blackout Period” means a period when the Participant is prohibited from trading in the Company’s securities pursuant to securities regulatory requirements or the Company’s insider trading policy or other applicable policy or requirement of the Company.

13.8 “Board” means the Board of Directors of the Company.

13.9 “Cause” means (i) if a Participant is a party to a written employment agreement with the Company or any of its Subsidiaries or an Award Agreement in which the term “cause” is defined (a “Relevant Agreement”), “Cause” as defined in the Relevant Agreement; (ii) “just cause” as defined in the common law; (iii) willful failure by the Participant to carry out or comply with any lawful and reasonable material directive of the Board or one of the Participant’s supervisors; or (iv) the Participant’s commission of an act of fraud, embezzlement, misappropriation, intentional misconduct or gross negligence, or breach of fiduciary duty against the Company or any of its Subsidiaries.

13.10 “Change in Control” means:

(a) the consummation of a sale to a person, or an organized group of persons, or persons acting jointly or in concert, or acquisition by a person, or an organized group of persons, or persons acting jointly or in concert, not affiliated with the Company or its Subsidiaries of assets of the Company or its Subsidiaries having a value greater than 50% of the fair market value of the assets of the Company and its Subsidiaries determined on a consolidated basis prior to such sale whether such sale or acquisition occurs by way of reconstruction, reorganization, recapitalization, consolidation, amalgamation, arrangement, merger, transfer, sale or otherwise; other than a sale or disposition by the Company of assets to an entity where, immediately prior to such sale or disposition, at least 50% of the voting securities of such entity are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company;

(b) any change in the holding, direct or indirect, of shares of the Company by a person not affiliated with the Company as a result of which such person, or an organized group of persons, or persons acting jointly or in concert, or persons associated or affiliated with any such person or group within the meaning of the Securities Act (Alberta), are in a position to exercise effective control of the Company whether such change in the holding of such shares occurs by way of takeover bid, reconstruction, reorganization, recapitalization, consolidation, amalgamation, arrangement, merger, transfer, sale or otherwise; and for the purposes of this Plan, a person or group of persons holding shares or other securities in excess of the number which, directly or following conversion thereof, would entitle the holders thereof to cast 20% or more of the votes attaching to all shares of the Company which, directly or following conversion of the convertible securities forming part of the holdings of the person or group of persons noted above, may be cast to elect Directors shall be deemed, other than a person holding such shares or other securities in the ordinary course of business as an investment manager who is not using such holding to exercise effective control, to be in a position to exercise effective control of the Company;

(c) any reconstruction, reorganization, recapitalization, consolidation, amalgamation, arrangement, merger, transfer, sale or other transaction involving the Company where shareholders of the Company immediately prior to such reconstruction, reorganization, recapitalization, consolidation, amalgamation, arrangement, merger, transfer, sale or other transaction hold less than 50% of the shares of the Company or of the continuing corporation following completion of such reconstruction, reorganization, recapitalization, consolidation, amalgamation, arrangement, transfer, sale or other transaction;

(d) shareholders of the Company approve a plan to wind-up, dissolve or liquidate the Company or significantly rearrange the Company’s affairs in one or more transactions or series of transactions or the commencement of proceedings for such a winding-up, dissolution, liquidation, or re-arrangement (except where such re-arrangement is part of a bona fide reorganization of the Company in circumstances where the business of the Company is continued and the shareholdings remain substantially the same following the re-arrangement); or

(e) Incumbent Directors ceasing to be a majority of the Board;

provided that any transaction whereby shares held by shareholders of the Company are transferred or exchanged for units or securities of a trust, partnership or other entity which trust, partnership or other entity continues to own directly or indirectly all of the shares of the Company previously owned by the shareholders of the Company and the former shareholders of the Company continue to be beneficial holders of such units or securities in the same proportions

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following the transaction as they were beneficial holders of shares of the Company prior to the transaction will not constitute a Change in Control.

13.11 “Code” means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.

13.12 “Committee” means one or more committees or subcommittees of the Board, which may include one or more Directors or executive officers, to the extent Applicable Laws permit. To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3; however, a Committee member’s failure to qualify as a “non-employee director” within the meaning of Rule 16b-3 will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

13.13 “Common Stock” means the common shares of the Company.

13.14 “Company” means Enbridge Inc., or any successor in interest thereto.

13.15 “constructive dismissal” means, unless consented to by the Participant, any action that constitutes constructive dismissal of the Participant at common law, including without limiting the generality of the foregoing: (i) where the Participant ceases to be an officer of the Company, unless the Participant is appointed as an officer of a successor to a material portion of the assets of the Company, (i) a material decrease in the title, position, responsibilities, powers or reporting relationships of the Participant, (iii) a reduction in the base salary (excluding any annual incentive bonuses) of the Participant or (iv) any material reduction in the value of the Participant’s employee benefits, plans and programs (other than any annual incentive bonus); provided, that for a Participant who is subject only to the employment laws of any state of the United States and not to Canadian employment laws, the term “constructive dismissal” shall not be interpreted under Canadian law, but shall instead mean, an action that constitutes constructive discharge from employment of the Participant without Cause pursuant to the employment law, if any, of the state (including such state’s common law) that applies to such Participant. All determinations regarding applicable law, including whether a constructive dismissal has occurred and what state’s law applies, shall be made by the Company in the exercise of its discretion. If the applicable state’s employment laws do not recognize constructive dismissal, then no constructive dismissal of the Participant will be deemed to have occurred.

13.16 “Designated Beneficiary” means the beneficiary or beneficiaries the Participant designates, in a manner the Administrator determines, to receive amounts due or exercise the Participant’s rights if the Participant dies. Without a Participant’s effective designation, “Designated Beneficiary” will mean the Participant’s estate.

13.17 “Director” means a Board member.

13.18 “Disability” means a Participant is eligible for benefits under a Company-sponsored long term disability benefits plan; provided, however, that if Disability constitutes a payment event with respect to any Award (or portion of any Award) that provides for the deferral of compensation that is subject to Section 409A of the Code, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, the Participant shall only be deemed to be suffering from a “disability” if the Participant has a permanent and total disability within the meaning of Section 22(e)(3) of the Code, as amended.

13.19 “Dividend Reinvestment Plan” means the Dividend Reinvestment and Share Purchase Plan of the Company, as described in the Dividend Reinvestment and Share Purchase Plan Offering Circular of the Company dated February 14, 2018 as amended from time to time, or any successor plan.

13.20 “Eligible Individual” means any Employee or Non-Employee Director who has been designated by the Administrator to receive and be granted an Award under the Plan.

13.21 “Employee” means any employee of the Company or its Subsidiaries within the meaning of Section 3401(c) of the Code including, without limitation, officers who are members of the Board.

13.22 “Equity Restructuring” means a nonreciprocal transaction between the Company and its shareholders, such as a stock dividend, stock split, spin-off or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other Company securities) or the share price of Common Stock (or other Company securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

13.23 “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

13.24 “Fair Market Value” means, as of any date, the value of Common Stock determined as follows: (i) for Awards granted to Participants residing in Canada, the Fair Market Value of Common Stock underlying or relating to such Awards will be the closing sales price for such Common Stock as quoted on the Toronto Stock Exchange for the prior trading day, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as

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reported in The Wall Street Journal or another source the Administrator deems reliable; (ii) for Awards granted to Participants residing in the United States, the Fair Market Value of Common Stock underlying or relating to such Awards will be the closing sales price for such Common Stock as quoted on the New York Stock Exchange for the prior trading day, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (iii) if the Common Stock is not traded on a stock exchange but is quoted on a national market or other quotation system, the closing sales price on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (iv) without an established market for the Common Stock, the Administrator will determine the Fair Market Value in its discretion; or (v) the fair market value as determined in accordance with a valuation methodology approved by the Administrator.

13.25 “Good Reason” means, unless the applicable Award Agreement provides otherwise:

(a) If a Participant is a party to a Relevant Agreement and such agreement provides for a definition of Good Reason, the definition contained therein; or

(b) If no such Relevant Agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances of which are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant’s knowledge of the applicable circumstances): (i) any material, adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure; or (ii) a material reduction in the Participant’s base salary or in the value of the Participant’s employee benefits, plans and programs (other than any annual incentive bonus).

13.26 “Greater Than 10% Shareholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporation, as defined in Section 424(e) and (f) of the Code, respectively.

13.27 “Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” as defined in Section 422 of the Code.

13.28 “Incumbent Director” means any member of the Board who was a member of the Board immediately prior to the occurrence of the transaction, elections or appointments giving rise to a Change in Control and any successor to an Incumbent Director who was recommended for election at a meeting of shareholders of the Company, or elected or appointed to succeed any Incumbent Director, by the affirmative vote of the directors, which affirmative vote include a majority of the Incumbent Directors then on the Board.

13.29 “Insider” means a “reporting insider” as the term is defined in National Instrument 55-104 Insider Reporting Requirements and Exemptions.

13.30 “Leave of Absence” means a leave of absence (including a parental leave of absence) from active employment of three months or more approved by the Company or Subsidiary.

13.31 “Non-Employee Director” means a Director who is not an Employee.

13.32 “Non-Qualified Stock Option” means an Option not intended or not qualifying as an Incentive Stock Option.

13.33 “Notice Period” means, with respect to Participants classified as Canadian employees by the Company, the notice period for termination of employment agreed to between the Company (or its Subsidiary) and the Participant, or, in the absence of any such agreement, the minimum statutory notice period that may be required under applicable employment standards legislation.

13.34 “Option” means an option to purchase Shares.

13.35 “Other Stock or Cash Based Awards” means cash awards, awards of Shares, and other awards valued wholly or partially by referring to, or are otherwise based on, Shares or other property.

13.36 “Overall Share Limit” means the “Overall Share Limit” as defined in Section 4.1.

13.37 “Participant” means an Eligible Individual who has been granted an Award.

13.38 “Performance Award” means any Award granted under Article VII hereof.

13.39 “Performance Criteria” mean the criteria (and adjustments) that the Administrator may select for an Award to establish performance goals for a performance period.

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13.40 “Performance Goals” means, for a Performance Period, the one or more goals established by the Administrator for the Performance Period based upon Performance Criteria or other business criteria determined by the Administrator in its discretion.

13.41 “Performance Period” means the one or more periods of time, as the Administrator may select, over which the attainment of one or more Performance goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Award or a Cash Award.

13.42 “Plan” means this 2019 Long Term Incentive Plan, as amended from time to time.

13.43 “Prior Stock Option Plans” means (a) the Enbridge Inc. Performance Stock Option Plan (2007), as amended and restated (2011) and as further amended (2012 and 2014), and (b) the Enbridge Inc. Incentive Stock Option Plan (2007), as revised.

13.44 “Prior Plans” means (a) the Prior Stock Option Plans; (b) the Enbridge Inc. Performance Stock Unit Plan (2007), as revised; (c) the Enbridge Inc. Restricted Stock Unit Plan (2006), as revised, and (d) the Enbridge Inc. Restricted Stock Unit Plan for Energy Marketers (2014), as revised.

13.45 “Restricted Stock” means Shares awarded to a Participant under Article VI subject to certain vesting conditions and other restrictions.

13.46 “Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one Share or an amount in cash or other consideration determined by the Administrator to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions as set forth in the Plan or the Participant’s Award Agreement.

13.47 “Retirement” means that the Participant has a Termination of Service on or after the Participant reaches the age of 55 and pursuant to which the Participant is deemed by the Company, or an employing Subsidiary, within its sole discretion, as retirement-eligible under a pension plan sponsored by the Company or any of its Subsidiaries.

13.48 “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act.

13.49 “Section 409A” means Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder.

13.50 “Securities Act” means the Securities Act of 1933, as amended.

13.51 “Shareholder Rights Plan Agreement” means the Shareholder Rights Plan Agreement dated as of November 9, 1995 between the Company and CIBC Mellon Trust Company or any subsequent shareholder rights plan agreement of the Company, as each amended, restated or revised from time to time.

13.52 “Shares” means shares of Common Stock.

13.53 “Subsidiary” means:

(a) any corporation that is a subsidiary (as such term is defined in the Canada Business Corporations Act) of the Company, as such provision is from time to time amended, varied or re-enacted;

(b) any partnership or limited partnership that is controlled by the Company (the Company will be deemed to control a partnership or a limited partnership if the Company possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of such partnership or limited partnership, whether through the ownership of voting securities, by contract or otherwise); and

(c) subject to regulatory approval, any corporation, partnership, limited partnership, trust, limited liability company or other form of business entity that the Administrator determines ought to be treated as a subsidiary for purposes of the Plan, provided that the Administrator shall have the sole discretion to determine that any such entity has ceased to be a subsidiary for purposes of the Plan.

13.54 “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

13.55 “Termination of Service” means (a) in the case of an Employee, the last day the Participant is actively employed without regard to whether the employee continues thereafter to receive any compensatory payments there from or is paid salary thereby in lieu of notice of termination; provided that, if the Participant has been provided or is entitled to notice of termination of his employment, Termination of Service will be deemed to have occurred upon the actual cessation of the active performance of duties or responsibilities, notwithstanding any required notice period that

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must be fulfilled before termination under any applicable law and (b) in the case of a Non-Employee Director, the last day of the Participant’s service on the Board.

13.56 “Trading Day” means any day on which the Toronto Stock Exchange or the New York Stock Exchange, as applicable, is open for trading of the Common Stock and on which Common Stock is actually traded.

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Appendix B

TERMS OF REFERENCE

FOR THE BOARD OF DIRECTORS

I.	INTRODUCTION

The Board of Directors (“Board”) of Enbridge Inc. (the “Corporation”) oversees the management of, and provides stewardship over, the Corporation’s affairs. The Board’s primary goal is to act in the best interests of the Corporation to enhance long-term shareholder value while considering the interests of the Corporation’s shareholders and various other stakeholders. The Canada Business Corporations Act (“CBCA”) provides that every director and officer shall act honestly and in good faith with a view to the best interests of the corporation and exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

These Terms of Reference are intended not to limit the powers of the Board but to assist the Board in the exercise of its powers and the fulfillment of its duties. These Terms of Reference operate in conjunction with the Corporate Governance Principles and Guidelines and the respective Terms of Reference for each of the Board’s committees, the Chair of the Board and the President & Chief Executive Officer (“CEO”).

II.	BOARD OF DIRECTORS

The organization of the Board and its authority and procedures are subject to the CBCA and the Corporation’s articles and by-laws. The Corporation is also subject to other applicable law and stock exchange requirements.

Each Board committee shall convene at such times and places designated by its chair or whenever a meeting is requested by a committee member, the Board or an officer of the Corporation (or in the case of the Audit, Finance & Risk Committee, by the internal auditor or external auditor). A minimum of twenty-four (24) hours’ notice of each meeting shall be given to each Board committee member. A Board committee meeting shall be duly convened if at least a majority of the members are present. A quorum at a meeting shall consist of at least a majority of the members. Where the members consent, and proper notice has been given or waived, committee members may participate in a meeting of the committee by means of such telephonic, electronic or other communication facilities as permit all persons participating in the meeting to communicate adequately with each other, and a member participating in such a meeting by any such means is deemed to be present at that meeting. In the absence of the chair of the committee, the committee members may choose one (1) of the members to be the chair of the meeting. Where appropriate, members of the committee may meet separately with the Corporation’s senior management. Minutes shall be kept of all meetings of the Board’s committees.

Directors are expected to adequately prepare for, attend and participate at Board and Board committee meetings of which they are a member, become familiar with deliberations and decisions after any missed meetings and attend the annual meeting of shareholders. Directors should at all times discharge their responsibilities with the highest standards of ethical conduct and in conformity with applicable laws and regulations and the Corporation’s values of integrity, safety and respect. The Board has implemented a comprehensive Statement on Business Conduct applicable to all employees, contractors and Directors of the Corporation.

The Board operates by delegating certain of its authorities to management and by reserving certain powers to the Board and its committees. The Board is responsible for the stewardship of the Corporation and for monitoring the actions of, and providing overall guidance and direction to, management. Management is responsible for the management of the Corporation.

III.	PRINCIPAL RESPONSIBILITIES

As part of its stewardship responsibility, the Board has the following responsibilities:

A.

CEO and Senior Management – appointing the CEO; approving the Terms of Reference for the CEO; evaluating the CEO’s performance; approving the CEO’s compensation; and approving the appointment of executive officers;

B.	Succession Planning – ensuring that processes are in place for succession planning, including the appointment, training and monitoring of senior management;
C.

Strategy – adopting a strategic planning process and approving, at least on an annual basis, a strategic plan which takes into account, among other things, the opportunities and risks of the Corporation’s business; and monitoring progress in achievement of the strategic plan and directing management to initiate corrective action as and when appropriate;

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D.	Risk – identifying and having an understanding of the principal risks of the Corporation’s business and ensuring that appropriate systems are implemented to monitor, manage and mitigate those risks;
E.	Internal Control – ensuring processes are in place to monitor and maintain the integrity of the Corporation’s internal control and management information systems;
F.

Culture of Integrity, Safety and Respect – satisfying itself as to the integrity of the CEO and other executive officers and ensuring that the CEO and other executive officers create a culture of integrity, safety and respect throughout the Corporation. This includes approving and monitoring compliance with the Corporation’s Statement on Business Conduct;

G.	Corporate Governance – developing the Corporation’s approach to corporate governance, including the Corporate Governance Principles and Guidelines;
H.

Communications – ensuring that the Corporation has a communications program in place to effectively communicate with and receive feedback from shareholders, stakeholders and the public generally and to ensure that public disclosures and corporate communications are made in compliance with applicable securities legislation; and

I.

Non-Delegable Responsibilities – making certain decisions by the Board as a whole that cannot be delegated under the CBCA, including authorizing the issuance of securities, declaring dividends, approving management proxy circulars, approving annual financial statements and adopting, amending or repealing the Corporation’s by-laws.

IV.	ADDITIONAL TYPICAL BOARD MATTERS

The following non-exhaustive list identifies other matters generally considered by the Board in fulfilling its responsibility for stewardship of the Corporation. The Board may determine it appropriate to delegate certain of these matters to Board committees:

(i)

overseeing corporate financial operations, including: reviewing and recommending to shareholders changes to capital structure; reviewing and approving the annual budget, annual financing plans, dividend policy and new financings; reviewing and approving financial statements, management’s discussion and analysis and the annual report; and approving the Corporation’s authorities and spending limits policies for authorities delegated to management;

(ii)	reviewing and approving material initiatives, investments and transactions;
(iii)

ensuring processes are in place to address applicable corporate, securities, regulatory and other compliance matters and approving and monitoring compliance with significant policies and procedures by which the Corporation is governed and operated; and

(iv)	managing the Board’s own affairs.

In addition to the matters referred to in these Terms of Reference, the Board performs other functions as may be necessary or appropriate in the circumstances, including functions expressly required by the CBCA or other applicable law, the Corporation’s articles or by-laws or applicable stock exchange requirements.

V.	COMMUNICATING WITH THE BOARD

Interested parties wishing to communicate with the Board Chair may do so by writing to Board Chair c/o Corporate Secretary, Enbridge Inc., 200, 425-1st Street S.W., Calgary, Alberta, Canada T2P 3L8 or by email to corporatesecretary@enbridge.com.

VI.	NO RIGHTS CREATED

These Terms of Reference are intended to be part of the Board’s flexible governance framework. These Terms of Reference do not create any legally binding obligations on the Board, any Board committee, any Director or the Corporation.

118    2019 Proxy Statement Enbridge Inc.

Appendix C – Non-GAAP reconciliation

This Proxy Statement contains references to DCF and DCF per common share, which are measures used for purposes of Enbridge’s executive compensation programs. Management believes the presentation of DCF gives useful information to investors and shareholders as they provide increased transparency and insight into the performance of the Company.

Our non-GAAP measures described above are not measures that have standardized meaning prescribed by generally accepted accounting principles in the United States of America (U.S. GAAP) and are not U.S. GAAP measures. Therefore, these measures may not be comparable with similar measures presented by other issuers.

The table below provides a reconciliation of the non-GAAP measures to comparable GAAP measures.

Distributable Cash Flow

The following table presents the reconciliation of cash provided by operating activities to DCF. DCF is defined as cash flow provided by operating activities before changes in operating assets and liabilities (including changes in environmental liabilities) less distributions to noncontrolling interests and redeemable noncontrolling interests, preference share dividends and maintenance capital expenditures, and further adjusted for unusual, non-recurring or non-operating factors. Management also uses DCF to assess the performance of the Company and to set its dividend payout target.

DCF has been converted to DCF per share by taking DCF of C$7,618 million and dividing by 1,724 million, the weighted average number of Enbridge shares outstanding as of December 31, 2018.

For purposes of the 2018 STIP award determinations as described on page 71, DCF was converted to DCF per share by taking DCF of C$7,635 million and dividing by 1,724 million, the weighted average number of Enbridge shares outstanding as of December 31, 2018. For purposes of 2016 PSU payout determinations as described on page 74, DCF was converted to DCF per share by taking DCF of C$8,187 million and dividing by 1,724 million, the weighted average number of Enbridge shares outstanding as of December 31, 2018.

Year ended December 31, 2018(2)
(unaudited, millions of Canadian dollars)
Cash provided by operating activities	10,502
Adjusted for changes in operating assets and liabilities(1)	(915)
9,587
Distributions to noncontrolling interests and redeemable noncontrolling interests	(1,182)
Preference share dividends	(364)
Maintenance capital expenditures(3)	(1,144)
Significant adjusting items:
Pre-issuance hedge settlement(4)	–
Other receipts of cash not recognized in revenue(5)	208
Transaction costs	–
United States tax reform	(203)
Employee severance, transition and transformation costs	248
Asset monetization costs	107
Distributions from equity investments in excess of cumulative earnings	326
Other items	35
DCF	7,618
Further adjusting items in respect of:
For STIP calculation purposes, net accretive impact of financing and strategic actions not contemplated at the time of target setting expressed in DCF	17
Total DCF adjusted for 2018 STIP Award determinations	7,635
DCF (from above)	7,618
Further adjusting items in respect of:
For 2016 PSU calculation purposes, net accretive impact of financing and strategic actions not contemplated at the time of the grant expressed in DCF	569
Total DCF adjusted for 2016 PSU payout determinations	8,187

1.	Changes in operating assets and liabilities include changes in environmental liabilities, net of recoveries.
2.	Presented net of adjusting items.
3.

Maintenance capital expenditures are expenditures that are required for the ongoing support and maintenance of the existing pipeline system or that are necessary to maintain the service capability of the existing assets

Enbridge Inc. 2019 Proxy Statement    119

(including the replacement of components that are worn, obsolete or completing their useful lives). For the purpose of DCF, maintenance capital excludes expenditures that extend asset useful lives, increase capacities from existing levels or reduce costs to enhance revenues or provide enhancements to the service capability of the existing assets.
4.	Related to termination of interest rate swaps as not highly probable to issue long-term debt.
5.	Consists of cash received net of revenue recognized for contracts under make-up rights and similar deferred revenue arrangements.

120    2019 Proxy Statement Enbridge Inc.

200, 425 - 1st Street S.W.

Calgary, Alberta, Canada T2P 3L8

Telephone: 403-231-3900

Facsimile: 403-231-3920

Toll free: 800-481-2804

enbridge.com

8th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com

Security Class

Holder Account Number

– – –

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Form of Proxy - Annual Meeting to be held on Wednesday, May 8, 2019

This proxy is solicited by and on behalf of Management of Enbridge Inc.

Notes to proxy

1.

Every holder has the right to appoint some other person or company of the holder’s choice, who need not be a holder, to attend and act on the holder’s behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2.

If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual, you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.

3.	This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.

4.	If this proxy is not dated, it will be deemed to be dated the date this form was received by or on behalf of Enbridge Inc.

5.

The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board of Directors.

6.

The securities represented by this proxy will be voted for, against or withheld or abstained from voting on each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7.

This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.

8.	This proxy should be read in conjunction with the accompanying documentation provided by Management and the Board of Directors.

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Proxies submitted must be received by 1:30 p.m., Mountain Daylight Time (MDT) on Monday, May 6, 2019.

If the meeting is postponed or adjourned, proxies submitted must be received no later than 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of Alberta) before the time the meeting is reconvened.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

• Call the number listed BELOW from a touch tone telephone. 1-866-732-VOTE (8683) Toll Free	• Go to the following web site: www.investorvote.com • Smartphone? Scan the QR code to vote now.	• You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com/enbridge and clicking at the bottom of the page.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

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Appointment of Proxyholder
I/We, being holder(s) of Enbridge Inc. common shares hereby appoint: Al Monaco, or failing him, Gregory L. Ebel	OR	Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following directions (or if no directions have been given, as the proxyholder sees fit) on all proposals set forth below and all other matters that may properly come before the Annual Meeting of shareholders of Enbridge Inc. to be held at the Calgary Marriott Downtown Hotel, Kensington Room, 110 - 9th Avenue S.E., Calgary, Alberta, Canada T2G 5A6 on Wednesday, May 8, 2019 at 1:30 p.m. Mountain Daylight Time, and at any adjournment or postponement thereof.

The Board of Directors recommends voting “FOR” all motions.

Voting recommendations are indicated by	highlighted text	over the boxes.

1. Election of Directors

	For	Withhold		For	Withhold

01. Pamela L. Carter	☐	☐	07. V. Maureen Kempston Darkes	☐	☐

02. Marcel R. Coutu	☐	☐	08. Teresa S. Madden	☐	☐	– – – – – Fold

03. Susan M. Cunningham	☐	☐	09. Al Monaco	☐	☐

04. Gregory L. Ebel	☐	☐	10. Michael E.J. Phelps	☐	☐

05. J. Herb England	☐	☐	11. Dan C. Tutcher	☐	☐

06. Charles W. Fischer	☐	☐	12. Catherine L. Williams	☐	☐

	For	Against	Withhold

2. Appoint the auditors Appoint PricewaterhouseCoopers LLP as auditors at remuneration to be fixed by the Board of Directors	☐	☐	☐

	For	Against	Abstain

3. Approve the Enbridge Inc. 2019 Long Term Incentive Plan and ratify the grants of stock options thereunder	☐	☐	☐

	For	Against	Abstain
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4. Advisory vote to approve compensation of Named Executive Officers	☐	☐	☐

	Signature(s)	Date
Authorized Signature(s) – This section must be completed for your instructions to be executed.
I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by the Board of Directors.		MM / DD / YY

Interim Financial Statements – I would like to receive interim financial statements and related Management’s Discussion & Analysis.	☐	Annual Financial Statements – I DO NOT wish to receive annual financial statements and related Management’s Discussion & Analysis.	☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/enbridge.

E R D Q	2 7 0 8 9 4	A R 2

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